SEC. File Nos. 2-86838
                                                               811-3857

                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM N-1A
                        Registration Statement
                                Under
                      the Securities Act of 1933
                    Post-Effective Amendment No. 21
                                 and
                       Registration Statement
                                Under
                   The Investment Company Act of 1940
                          Amendment No. 21

                  AMERICAN VARIABLE INSURANCE SERIES
           (Exact Name of Registrant as specified in charter)
                         333 South Hope Street
                         Los Angeles, CA 90071
                (Address of principal executive offices)

             Registrant's telephone number, including area code:
                              (213) 486-9200


                              Chad L. Norton
                   Capital Research and Management Company
                          333 South Hope Street
                          Los Angeles, CA 90071
                  (name and address of agent for service)


                               Copies to:
                         Cary I. Klafter, Esq.
                          Morrison & Foerster
                         345 California Street
                    San Francisco, California 94104
                     (Counsel for the Registrant)

       The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933.
         On January 17, 1995, it filed its 24f-2 notice for fiscal 1994.

                    Approximate date of proposed public offering:
  It is proposed that this filing become effective on January 2, 1996, pursuant to paragraph (b) of rule 485.

                      AMERICAN VARIABLE INSURANCE SERIES
                             CROSS REFERENCE SHEET

ITEM NUMBER OF                                   CAPTIONS IN PROSPECTUS (PART "A")

PART "A" OF FORM N-1A

 1.      COVER PAGE                              COVER PAGE

 2.      SYNOPSIS                                N/A

 3.      FINANCIAL HIGHLIGHTS                    FINANCIAL HIGHLIGHTS

 4.      GENERAL DESCRIPTION OF REGISTRANT       INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

 5.      MANAGEMENT OF THE FUND                  FINANCIAL HIGHLIGHTS; FUND ORGANIZATION AND MANAGEMENT

 6.      CAPITAL STOCK AND OTHER SECURITIES      INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS; FUND

                                                 ORGANIZATION AND MANAGMENT; DIVIDENDS,DISTRIBUTIONS AND

                                                 TAXES

 7.      PURCHASE OF SECURITIES BEING OFFERED    PURCHASES AND REDEMPTIONS OF SHARES

 8.      REDEMPTION OR REPURCHASE                PURCHASES AND REDEMPTIONS OF SHARES

 9.      LEGAL PROCEEDINGS                       N/A



ITEM NUMBER OF                                   CAPTIONS IN STATEMENT OF

PART "B" OF FORM N-1A                            ADDITIONAL INFORMATION (PART "B")

10.      COVER PAGE                               COVER

11.      TABLE OF CONTENTS                        TABLE OF CONTENTS

12.      GENERAL INFORMATION AND HISTORY          NONE

13.      INVESTMENT OBJECTIVES AND POLICIES       INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

                                                  (PART "A")

14.      MANAGEMENT OF THE REGISTRANT             SERIES OFFICERS AND TRUSTEES

15.      CONTROL PERSONS AND PRINCIPAL HOLDERS    SERIES OFFICERS AND TRUSTEES

         OF SECURITIES

16.      INVESTMENT ADVISORY AND OTHER SERVICES    INVESTMENT ADVISORY AND SERVICE AGREEMENT

17.      BROKERAGE ALLOCATION AND OTHER PRACTICES   EXECUTION OF PORTFOLIO TRANSACTIONS

18.      CAPITAL STOCK AND OTHER SECURITIES       NONE

19.      PURCHASE, REDEMPTION AND PRICING OF      PURCHASES AND REDEMPTIONS OF SHARES (PART "A");

         SECURITIES BEING OFFERED

20.      TAX STATUS                               DIVIDENDS, DISTRIBUTIONS AND TAXES

21.      UNDERWRITERS                             N/A

22.      CALCULATION OF PERFORMANCE DATA          FINANCIAL HIGHLIGHTS

23.      FINANCIAL STATEMENTS                     FINANCIAL STATEMENTS



ITEM IN PART "C"

24.      FINANCIAL STATEMENTS AND EXHIBITS

25.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

26.      NUMBER OF HOLDERS OF SECURITIES

27.      INDEMNIFICATION

28.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

29.      PRINCIPAL UNDERWRITERS
30.      LOCATION OF ACCOUNTS AND RECORDS

31.      MANAGEMENT SERVICES

32.      UNDERTAKINGS


 SIGNATURE PAGE

                       Prospectus

                       American
                       Variable
                       Insurance
                       Series(R)

                          January 2, 1996

                      AMERICAN VARIABLE INSURANCE SERIES

                             333 South Hope Street
                         Los Angeles, California 90071
                                (213) 486-9200

  American Variable Insurance Series (the "Series") is a fully managed, diversified, open-end investment company. The Series consists of eight funds, each of which has its own investment objective(s) and policies.

  Shares of the Series are offered only to insurance company separate accounts to serve as the funding vehicle for certain variable annuity and life insurance contracts ("Contract" or "Contracts").

  THE CONTRACTS INVOLVE CERTAIN FEES AND EXPENSES NOT DESCRIBED IN THIS PROSPECTUS AND ALSO MAY INVOLVE CERTAIN RESTRICTIONS OR LIMITATIONS ON THE ALLOCATION OF PURCHASE PAYMENTS OR CONTRACT VALUES TO ONE OR MORE FUNDS OF THE SERIES. IN PARTICULAR, CERTAIN FUNDS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT. SEE THE APPLICABLE CONTRACT PROSPECTUS FOR INFORMATION REGARDING FEES AND EXPENSES OF THE CONTRACT AND ANY APPLICABLE RESTRICTIONS OR LIMITATIONS.

  The GROWTH FUND seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics, such as convertible preferred stocks, which demonstrate the potential for appreciation.

  The INTERNATIONAL FUND seeks long-term growth of capital by investing primarily in securities of issuers domiciled outside the United States.

  The GROWTH-INCOME FUND seeks growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

  The ASSET ALLOCATION FUND seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term fixed-income securities and money market instruments in any combination.

  The HIGH-YIELD BOND FUND seeks high current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities. IN ADDITION TO OTHER RISKS, HIGH-YIELD, HIGH-RISK BONDS (ALSO KNOWN AS "JUNK BONDS") ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE INVESTMENTS IN LOWER YIELDING, HIGHER RATED BONDS.

  The BOND FUND seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities. THE BOND FUND WILL BE AVAILABLE THROUGH THE AMERICAN LEGACY AND THE AMERICAN LEGACY II VARIABLE ANNUITY CONTRACTS BEGINNING JANUARY 2, 1996. HOWEVER, AS OF THE DATE OF THIS PROSPECTUS, THE BOND FUND WILL NOT BE AVAILABLE IN CONNECTICUT, DISTRICT OF COLUMBIA, MASSACHUSETTS, MONTANA, NEW HAMPSHIRE, NORTH DAKOTA, SOUTH CAROLINA, VERMONT OR WEST VIRGINIA UNTIL NECESSARY REGULATORY APPROVALS ARE OBTAINED IN THOSE STATES. PLEASE CONSULT YOUR INVESTMENT DEALER FOR CURRENT INFORMATION ABOUT THE BOND FUND'S AVAILABILITY.

  The U.S. GOVERNMENT/AAA-RATED SECURITIES FUND seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. Government and other debt securities rated AAA or Aaa.

  The CASH MANAGEMENT FUND seeks high current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

  This prospectus sets forth concisely the information an investor should know before investing in the Series. You may obtain the statement of additional information dated January 2, 1996, which contains the Series' financial statements, without charge, by writing to the Secretary of the Series at the above address or telephoning 800/421-0180. All such requests will be honored within three business days of receipt.

 SHARES OF  THE FUNDS  ARE NOT  DEPOSITS  OR OBLIGATIONS  OF, OR  INSURED, OR
  GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL
   DEPOSIT INSURANCE  CORPORATION, OR ANY  OTHER AGENCY, ENTITY  OR PERSON.
    THE PURCHASE OF  FUND SHARES INVOLVES INVESTMENT  RISKS, INCLUDING THE
                          POSSIBLE LOSS OF PRINCIPAL.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION  OR  ANY  STATE SECURITIES  COMMISSION  NOR  HAS  THE
   SECURITIES AND  EXCHANGE COMMISSION  OR ANY STATE  SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN  ACCOMPANIED BY A CURRENT PROSPECTUS OF THE
 APPLICABLE CONTRACT. THIS PROSPECTUS AND THE APPLICABLE CONTRACT PROSPECTUS
       SHOULD BE READ CAREFULLY AND THEN RETAINED FOR FUTURE REFERENCE.

               The date of this prospectus is January 2, 1996

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

   The following condensed financial information for 1991 through 1994 has been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants. The information for the years prior to 1991 was audited by other independent accountants. This information should be read in conjunction with the financial statements and accompanying notes which are included in the statement of additional information.

                             Net realized   Total
        Net asset            & unrealized   income   Dividends    Distributions               Net asset           Net assets,
Period   value,      Net     gain (loss)     from     from net      from net                   value,               end of
ended   beginning investment      on      investment investment     realized        Total      end of   Total       period
11/30   of period   income   investments  operations   income         gains     distributions  period   return   (in millions)
------  --------- ---------- ------------ ---------- ----------   ------------- ------------- --------- ------   -------------
                                                            Growth Fund
1985     $ 9.72     $  .06      $ 1.88      $ 1.94     $ (.03)          --         $ (.03)     $11.63   20.11%      $   20
1986      11.63        .10        4.30        4.40       (.13)       $ (.24)         (.37)      15.66   38.77           44
1987      15.66        .14        (.78)       (.64)      (.11)         (.34)         (.45)      14.57   (4.34)          99
1988      14.57        .33        2.85        3.18       (.28)         (.61)         (.89)      16.86   22.34           48
1989      16.86        .49        6.01        6.50       (.45)          --           (.45)      22.91   38.87          173
1990      22.91        .54       (2.27)      (1.73)      (.56)         (.64)        (1.20)      19.98   (7.87)         304
1991      19.98        .41        4.48        4.89       (.47)         (.22)         (.69)      24.18   24.90          700
1992      24.18        .29        4.25        4.54       (.31)/2/       --           (.31)      28.41   18.90        1,212
1993      28.41        .25        4.13        4.38       (.24)         (.21)         (.45)      32.34   15.59        1,737
1994      32.34        .24         .69         .93       (.24)        (1.09)        (1.33)      31.94    2.92        2,027

        Ratio of     Ratio
        expenses    of net
           to      income to
Period  average     average    Portfolio
ended     net         net      turnover
11/30    assets     assets       rate
------- ---------- ----------- ----------
             Growth Fund
1985       .83%        .78%       28.4%
1986       .71         .76        27.4
1987       .63         .97        14.0
1988       .72        1.72         7.1/1/
1989       .60        2.97        29.2
1990       .59        3.00        16.8
1991       .56        1.94         9.8
1992       .53        1.15        11.2
1993       .50         .86        20.4
1994       .49         .78        29.6
--------------------------------------------------------------------------------------------------------------------------
                                                       International Fund/3/
1990     $10.00     $  .11      $ (.62)     $ (.51)    $ (.04)          --         $ (.04)     $ 9.45   (5.08)%     $   66
1991       9.45        .22         .59         .81       (.24)          --           (.24)      10.02    8.67          197
1992      10.02        .19        (.09)        .10       (.21)       $ (.02)         (.23)       9.89     .90          360
1993       9.89        .17        2.50        2.67       (.16)          --           (.16)      12.40   27.20          840
1994      12.40        .25        1.04        1.29       (.20)         (.22)         (.42)      13.27   10.48        1,405
         International Fund/3/
1990      1.03%/4/    3.18%/4/     4.5%
1991      1.04        2.62         8.2
1992      1.00        2.11        16.7
1993       .96        1.75        17.7
1994       .80        2.03        19.7
--------------------------------------------------------------------------------------------------------------------------
                                                        Growth-Income Fund
1985     $10.54     $  .20      $ 3.28      $ 3.48     $ (.07)          --         $ (.07)     $13.95   33.13%      $   42
1986      13.95        .41        3.91        4.32       (.48)       $ (.33)         (.81)      17.46   32.10          129
1987      17.46        .47       (1.87)      (1.40)      (.46)         (.08)         (.54)      15.52   (8.59)         217
1988      15.52        .72        2.66        3.38       (.68)         (.18)         (.86)      18.04   22.13          102
1989      18.04        .78        3.93        4.71       (.74)         (.58)        (1.32)      21.43   27.32          305
1990      21.43        .82       (1.91)      (1.09)      (.86)         (.25)        (1.11)      19.23   (5.27)         535
1991      19.23        .75        2.63        3.38       (.79)         (.10)         (.89)      21.72   17.83        1,022
1992      21.72        .65        2.74        3.39       (.67)         (.27)         (.94)      24.17   15.90        1,704
1993      24.17        .63        2.12        2.75       (.63)         (.28)         (.91)      26.01   11.63        2,436
1994      26.01        .68         .14         .82       (.65)         (.88)        (1.53)      25.30    3.21        2,740
         Growth-Income Fund
1985       .73%       2.88%       25.6%
1986       .61        3.08        11.2
1987       .59        2.85         6.8
1988       .67        3.59        14.3/1/
1989       .58        4.94        16.7
1990       .56        4.77         9.7
1991       .56        3.80        11.1
1992       .52        3.01        13.6
1993       .49        2.66        24.9
1994       .47        2.72        29.3
--------------------------------------------------------------------------------------------------------------------------
                                                     Asset Allocation Fund/5/
1989     $10.00     $  .08      $  .10      $  .18     $ (.01)          --         $ (.01)     $10.17    1.70%      $   33
1990      10.17        .50        (.75)       (.25)      (.42)          --           (.42)       9.50   (2.34)         106
1991       9.50        .53        1.11        1.64       (.55)          --           (.55)      10.59   17.63          194
1992      10.59        .48         .94        1.42       (.49)       $ (.05)         (.54)      11.47   13.69          359
1993      11.47        .51         .67        1.18       (.49)         (.15)         (.64)      12.01   10.59          578
1994      12.01        .51        (.57)       (.06)      (.52)         (.18)         (.70)      11.25    (.54)         637
     Asset Allocation Fund/5/
1989       .59%/2/    5.78%/2/     --
1990       .64        6.70        14.4%
1991       .59        5.56        15.1
1992       .57        4.73        19.7
1993       .55        4.66        19.0
1994       .53        4.55        36.1
--------------------------------------------------------------------------------------------------------------------------
                                                       High-Yield Bond Fund
1985     $10.96     $  .81      $ 1.54      $ 2.35     $ (.29)          --         $ (.29)     $13.02   21.79%      $   23
1986      13.02       1.35        1.30        2.65      (1.98)       $ (.20)        (2.18)      13.49   22.64           53
1987      13.49       1.35        (.94)        .41      (1.36)         (.32)        (1.68)      12.22    2.96           70
1988      12.22       1.26         .68        1.94      (1.33)         (.17)        (1.50)      12.66   16.95           26
1989      12.66       1.22         .10        1.32      (1.16)          --          (1.16)      12.82   10.85           50
1990      12.82       1.33       (1.02)        .31      (1.30)          --          (1.30)      11.83    2.49           58
1991      11.83       1.17        1.78        2.95      (1.25)          --          (1.25)      13.53   26.22          107
1992      13.53       1.10         .62        1.72      (1.08)          --          (1.08)      14.17   13.14          197
1993      14.17       1.09        1.20        2.29      (1.10)         (.19)        (1.29)      15.17   17.09          379
1994      15.17       1.27       (2.07)       (.80)     (1.23)         (.25)        (1.48)      12.89   (5.71)         390
          High-Yield Bond Fund
1985       .87%      11.71%       67.7%
1986       .67       11.59        56.3
1987       .63       10.89        61.9
1988       .77       10.62        23.6/1/
1989       .72       12.30        28.2
1990       .68       11.17        22.7
1991       .63        9.81        18.1
1992       .59        8.88        47.4
1993       .56        8.18        34.1
1994       .54        9.37        38.5
--------------------------------------------------------------------------------------------------------------------------
                                      U.S. Government/AAA-Rated Securities Fund/6/
1986     $10.00     $  .53      $ 1.45      $ 1.98     $ (.36)          --         $ (.36)     $11.62   19.65%      $   32
1987      11.62        .85       (1.21)       (.36)      (.79)          --           (.79)      10.47   (3.17)          47
1988      10.47        .93         .02         .95       (.97)          --           (.97)      10.45    9.50           28
1989      10.45        .78         .30        1.08       (.79)          --           (.79)      10.74   10.82           78
1990      10.74        .83        (.11)        .72       (.80)          --           (.80)      10.66    7.11          126
1991      10.66        .77         .58        1.35       (.79)          --           (.79)      11.22   13.24          240
1992      11.22        .75         .32        1.07       (.76)          --           (.76)      11.53    9.83          360
1993      11.53        .74         .68        1.42       (.75)       $ (.05)         (.80)      12.15   12.65          505
1994      12.15        .76       (1.30)       (.54)      (.74)         (.07)         (.81)      10.80   (4.58)         463
U.S. Government/AAA-Rated Securities Fund/6/
1986       .64%       6.86%       18.7%
1987       .67        8.24       105.6
1988       .77        8.32        47.5/1/
1989       .66        8.61        14.5
1990       .61        8.58        24.0
1991       .58        7.91        27.1
1992       .57        7.08        40.0
1993       .55        6.42        21.7
1994       .54        6.69        45.2
--------------------------------------------------------------------------------------------------------------------------
                                                        Cash Management Fund
1985     $10.77     $  .78         --       $  .78     $ (.43)          --         $ (.43)     $11.12    7.41%      $   13
1986      11.12        .67      $ (.02)        .65      (1.12)          --          (1.12)      10.65    6.30           19
1987      10.65        .54         .08         .62       (.54)          --           (.54)      10.73    6.01           57
1988      10.73        .60         .11         .71       (.56)          --           (.56)      10.88    6.88           31
1989      10.88        .81         .12         .93       (.81)          --           (.81)      11.00    8.90           58
1990      11.00        .71         .13         .84       (.70)          --           (.70)      11.14    7.91          143
1991      11.14        .62         .01         .63       (.66)          --           (.66)      11.11    5.84          163
1992      11.11        .35         .01         .36       (.43)          --           (.43)      11.04    3.31          197
1993      11.04        .29         --          .29       (.31)          --           (.31)      11.02    2.67          206
1994      11.02        .37         .02         .39       (.32)          --           (.32)      11.09    3.59          221
        Cash Management Fund
1985      1.07%       6.99%        --
1986       .85        5.82         --
1987       .68        5.90         --
1988       .76        6.75         --
1989       .68        8.26         --
1990       .60        7.48         --
1991       .58        5.65         --
1992       .53        3.24         --
1993       .51        2.57         --
1994       .49        3.60         --

------
 1. Percentages are exclusive of the redemption in kind which occurred March 29, 1988.
 2. Amount includes net realized short-term gains treated as net investment income for federal income tax purposes.
 3. Commenced operations May 1, 1990.
 4. Annualized
 5. Commenced operations August 1, 1989.
 6. Commenced operations December 1, 1985.
    No information is given for the Bond Fund because it had not yet commenced operations at November 30, 1994.

--------------------------------------------------------------------------------

          INVESTMENT   THE FUNDS The Series consists of eight funds,
      OBJECTIVES AND   each representing a separate fully managed diver-
     POLICIES OF THE   sified portfolio of securities. The eight funds
               FUNDS   are the Growth Fund, the International Fund, the
                       Growth-Income Fund, the Asset Allocation Fund,
 The Series consists   the High-Yield Bond Fund, the Bond Fund, the U.S.
     of eight funds,   Government/AAA-Rated Securities Fund and the Cash
   each with its own   Management Fund. The Board of Trustees may estab-
          investment   lish additional funds in the future. The invest-
    objective(s) and   ment objective(s) and policies of each fund are
           policies.   discussed below.

                       Shares of the Series are currently offered only to separate accounts of various insurance compa-nies to serve as the underlying investment for both variable annuity and variable life insurance Contracts. All such shares may be purchased or redeemed by the separate accounts without any sales or redemption charges at net asset value. Due to differences in tax treatment or other con-siderations, the interests of various Contract owners participating in a fund might at some time be in conflict. The Board of Trustees will moni-tor for any material conflicts and determine what action, if any, should be taken.

                       INVESTMENT RESTRICTIONS Each fund has certain in-vestment restrictions that are described in the statement of additional information. The invest-ment restrictions and the objective(s) of each fund cannot be changed without shareholder ap-proval. All other investment practices may be changed by the Series' Board of Trustees.

     The Growth Fund   GROWTH FUND The investment objective of the
               seeks   Growth Fund is growth of capital. Whatever cur-
 to provide you with   rent income is generated by the fund is likely to
  growth of capital.   be incidental to the objective of capital growth.
                       Ordinarily, the fund seeks to achieve this objec-tive by investing primarily in common stocks or securities with common stock characteristics.
                       When the outlook for common stocks is not consid-ered promising, for temporary defensive purposes, a substantial portion of the assets may be in-vested in securities of the U.S. Government, its agencies and instrumentalities, cash, and money market instruments. See "Certain Securities and Investment Techniques" below.

                       The fund's assets may be invested in securities of non-U.S. issuers, which are generally denomi-nated in currencies other than the U.S. dollar, although there is no requirement that the fund maintain investments in non-U.S. issuers. See "Certain Securities and Investment Techniques-- Investing Around the World" below.

                       Up to 10% of the fund's assets may be invested in straight debt securities rated BB or below by Standard & Poor's Corporation or Ba or below by Moody's Investors Services, Inc. or in unrated securities that are determined to be of equiva-lent quality, provided the fund's investment ad-viser, Capital Research and Management Company, determines that these securities have character-istics similar to the equity securities eligible for purchase by the fund. These securities are commonly referred to as "junk bonds" or "high-yield, high-risk bonds," carry a higher degree of investment risk than higher rated bonds and are considered speculative. See the Appendix for a further description of the various bond ratings. See "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below and the statement of additional information. As of Novem-ber 30, 1994, the last day of the fund's fiscal year, the portfolio did not contain any bonds.

   The International   INTERNATIONAL FUND The investment objective of
        Fund aims to   the International Fund is to achieve long-term
    provide you with   growth of capital by investing primarily in secu-
    long-term growth   rities of issuers domiciled outside the United
       of capital by   States. The fund's investment approach is based
        investing in   on the belief that economic and political devel-
          securities   opments have helped to create new opportunities
          of issuers   outside the U.S.
   domiciled outside
            the U.S.   The fund may also invest in securities through
                       depositary receipts which may be denominated in various currencies. For example, the fund may purchase

--------------------------------------------------------------------------------

                       American Depositary Receipts which are U.S. dol-lar denominated securities designed for use in the U.S. securities markets which represent and may be converted to the underlying security.

                       When prevailing market, economic, political or currency conditions warrant, the fund may invest in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by Capital Research and Management Company), government se-curities, or nonconvertible preferred stocks; however, up to 5% of the fund's assets may be in-vested in lower rated straight debt securities (including securities commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk than higher rated bonds and are considered specu-lative. See the Appendix for a description of the various bond ratings. These securities will also be issued by non-U.S. entities.

                       Under normal circumstances, the fund will invest at least 65% of its assets in equity securities (including depositary receipts) of issuers domi-ciled outside the U.S. The fund may at times hold a portion of its assets in various currencies or in cash equivalents which may be denominated in U.S. dollars or other currencies (including U.S. Government securities, certificates of deposit, time deposits, commercial paper, bankers' accept-ances and other high-quality short-term debt se-curities). Additionally, for temporary defensive purposes the fund may at times maintain all or any part of its assets in cash and cash equiva-lents.

                       Investments may be made from time to time in is-suers domiciled in, or governments of, developing countries. The fund's investment adviser, Capital Research and Management Company, currently does not intend to invest more than 20% of the fund's total assets (taken at cost) in issuers domiciled in, or governments of, developing countries. See "Certain Securities and Investment Techniques-- Investing Around the World."

   The Growth-Income   GROWTH-INCOME FUND  The investment objective of
       Fund seeks to   the Growth-Income Fund is growth of capital and
    provide you with   income. In the selection of securities for in-
  income and capital   vestment, the possibilities of appreciation and
             growth.   potential dividends are given more weight than
                       current yield. Ordinarily, the fund will invest primarily in common stocks. But the fund may in-vest in other types of securities, including other equity-type securities (such as convertible bonds and preferred stocks), bonds (and other types of fixed-income securities) and money mar-ket instruments, to the extent consistent with its investment objective.

                       Up to 5% of the fund's assets may be invested in straight debt securities rated BB or below by Standard & Poor's Corporation or Ba or below by Moody's Investors Services, Inc. or in unrated securities that are determined to be of equiva-lent quality by Capital Research and Management Company. These securities are commonly referred to as "junk bonds" or "high-yield, high-risk bonds," carry a higher degree of investment risk than higher rated bonds and are considered specu-lative. See the Appendix for a description of the various bond ratings.

                       Up to 10% of the fund's assets may be invested in the equity securities of issuers domiciled outside the U.S., provided those securities are either held through depositary receipts which are U.S. dollar denominated or are traded on the New York Stock Exchange. Since the fund limits its investments in

--------------------------------------------------------------------------------

                       non-U.S. securities as described above, the fund has no current intention to engage in forward currency transactions. See "Investing Around the World."

           The Asset   ASSET ALLOCATION FUND The investment objective of
     Allocation Fund   the Asset Allocation Fund is high total return
 aims to provide you   (including income and capital gains) consistent
     with high total   with preservation of capital over the long-term.
          return and   The fund seeks to achieve its objective by in-
     preservation of   vesting in a diversified portfolio that can in-
    capital over the   clude common stocks and other equity-type securi-
          long-term.   ties (such as convertible bonds and preferred
                       stocks), bonds and other intermediate and long-term fixed income securities, and money market instruments (debt securities maturing in one year or less).

                       Capital Research and Management Company will de-termine the relative mix of equities, fixed-in-come securities and money market instruments for the fund's portfolio. The determination will be based on its view of long-term economic and mar-ket trends and the relative risks and opportuni-ties for long-term total return of the different classes of assets. Under normal conditions, Capi-tal Research and Management Company expects (but is not required) to maintain an investment mix falling within the following ranges: 40% to 80% in equities; 20% to 50% in fixed-income securi-ties, and 0% to 40% in money market instruments. Capital Research and Management Company does not intend to make frequent shifts within these broad ranges. Rather it intends in normal situations to make any shifts in the fund's asset allocation gradually over time based on its views of long-term trends and conditions.

                       Up to 10% of the fund's assets may be invested in the equity securities of issuers domiciled out-side the U.S., provided those securities are ei-ther held through depositary receipts which are U.S. dollar denominated or are traded on the New York Stock Exchange. Since the fund limits its investments in non-U.S. securities as described above, the fund has no current intention to en-gage in forward currency transactions. See "In-vesting Around the World."

                       The fund's fixed-income investments will consist primarily of "investment grade" bonds; that is, bonds that are rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investors Service, Inc., or that are unrated but considered by Capital Research and Management Company to be of equivalent credit quality. Up to 25% of the fund's fixed-income assets may be in-vested in securities that are below investment grade as defined above, including securities rated as low as CC by S&P or Ca by Moody's. See "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below and the statement of additional information. See the Ap-pendix for a further description of the various bond ratings. The fund's investments in non-U.S. fixed-income securities will be concentrated in securities issued or guaranteed as to principal and interest by foreign governments or their agencies or instrumentalities or by multinational agencies. During the previous fiscal year, the approximate monthly average percentages of the Asset Allocation Fund's fixed-income net assets in the following Moody's rating categories were:
                       Aaa --18.25%; Aa --1.11%; A --1.67%; Baa --
                       9.58%; Ba -- 0.94%; and B -- 1.09%. Non-rated
                       investments (including equity-type securities) and cash or cash equivalents amounted to 60.81% and 6.55%, respectively, of the fund's assets.

--------------------------------------------------------------------------------

 The High-Yield Bond   HIGH-YIELD BOND FUND The primary investment ob-
       Fund seeks to   jective of the High-Yield Fund is high current
    provide you with   income and its secondary investment objective is
 high current income   capital appreciation. Under normal market condi-
   and, secondarily,   tions the High-Yield Bond Fund will be invested
             capital   substantially in long-term (over 10 years to ma-
       appreciation.   turity) and intermediate-term (3 to 10 years to
                       maturity) fixed-income securities, with emphasis on higher yielding, higher risk, lower rated or unrated corporate bonds. These "high-yield, high-risk bonds" typically are subject to greater mar-ket fluctuations and risk of loss of income and principal due to default by the issuer than are lower yielding, higher rated bonds.

                       High-yield, high-risk bonds (also known as "junk bonds") generally include any bonds rated Ba or below by Moody's Investors Service, Inc., or BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent qual-ity by Capital Research and Management Company. Bonds rated Ba or BB or below are considered speculative. The High-Yield Bond Fund may invest without limitation in bonds rated as low as Ca by Moody's or CC by S&P (or bonds that are unrated but are determined to be of equivalent quality). Bonds rated Ca or CC are described by the rating agencies as "speculative in a high degree, often in default or [having] other marked shortcom-ings." In addition, the fund may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P (or bonds that are unrated but are determined to be of equivalent quality). Bonds rated C or D generally are in default or arrears and are described as having extremely poor pros-pects of attaining any real investment standing. See the Appendix for a further description of the various bond ratings. During the previous fiscal year, the approximate monthly average percentages of the High-Yield Bond Fund's net assets in the following Moody's rating categories were: Aaa -- 6.43%; A -- 0.01%; Baa -- 0.12%; Ba -- 33.23%;
                       B -- 47.10%; and Caa -- 5.53%. Non-rated invest-ments (including equity-type securities) and cash or cash equivalents amounted to 2.31% and 5.28%, respectively, of the fund's assets.

                       Up to 25% of the fund's assets may be invested in securities of non-U.S. issuers, which are gener-ally denominated in currencies other than the U.S. dollar. See "Investing Around the World" and "Currency Transactions" below.

                       Under normal conditions the fund will invest pri-marily in higher yielding obligations which may include loan participations in addition to corpo-rate bonds. The fund also may invest in securi-ties of the U.S. Government, its agencies and in-strumentalities, cash and money market instru-ments. See "Certain Securities and Investment Techniques" below. See also the statement of ad-ditional information.

                       RISKS OF INVESTING IN HIGH-YIELD, HIGH-RISK
                       SECURITIES High-yield, high-risk bonds, also known as "junk bonds," typically are subject to greater market fluctuations and to greater loss of income and principal due to the lower credit quality of the issuer than are higher rated bonds. Their values tend to be more sensitive to adverse economic changes than lower yielding, higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds.

                       High-yield, high-risk bonds can be very sensitive to adverse economic changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and in-terest payment obligations, to meet projected fi-nancial goals, and to obtain additional financ-ing. If the issuer of a bond defaulted on its ob-ligations to pay interest or principal, the fund may incur losses or expenses in seeking recovery of

--------------------------------------------------------------------------------

                       amounts owed to it. In addition, periods of eco-nomic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and the fund's net asset value.

                       High-yield, high-risk bonds may contain redemp-tion or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the secu-rity with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets. If the fund experi-ences unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby de-creasing the asset base upon which expenses can be spread and possibly reducing the fund's rate of return.

                       There may be little trading in the secondary mar-ket for particular bonds, which may affect ad-versely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and in-vestor perceptions, whether or not based on fun-damental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, espe-cially in a thin market.

                       Capital Research and Management Company attempts to reduce these risks through diversification of the portfolio and by credit analysis of each is-suer, as well as by monitoring broad economic trends and corporate and legislative develop-ments.

                       There can be, of course, no assurance that the fund's investment objective will be realized or that the net return on an investment in the fund will equal or exceed that which could have been obtained through other investment or savings ve-hicles. Contract owners should carefully review the investment objectives and policies of the fund and consider their ability to assume the risks involved before making any investment in the fund.

 The Bond Fund seeks   BOND FUND The investment objective of the Bond
 to provide you with   Fund is to provide as high a level of current in-
 high current income   come as is consistent with the preservation of
    while preserving   capital. The fund invests in a broad variety of
       your capital.   fixed-income securities, including marketable
                       corporate debt securities, loan participations,
                       U.S. Government securities, mortgage-related se-curities, other asset-backed securities and cash or money market instruments. Normally, at least
                       65% of the fund's assets will be invested in bonds. (For this purpose, bonds are considered any debt securities having initial maturities in excess of one year.) In addition, the fund may invest up to 20% in preferred stocks.

                       At least 65% of the value of the fund's assets, measured at the time of purchase, must be in-vested in securities that are rated Baa or better by Moody's Investors Service, Inc. or BBB or bet-ter by Standard & Poor's Corporation (all ratings discussed below refer to those assigned by these two rating agencies) or, if not rated by either of these rating agencies, determined by Capital Research and Management Company as being of in-vestment quality equivalent to securities rated Baa/BBB or better. Securities rated Baa or BBB have speculative characteristics. See the Appen-dix for a description of the various bond rat-ings.

                       At least 35% of the value of the fund's assets, measured at the time of purchase, must be in-vested in securities that are rated A or better or, if not rated, determined as being of equiva-lent quality.

                       Up to 35% of the assets of the fund may be in-vested in debt securities rated Ba/BB or below, or in unrated securities that are determined to be of equivalent quality. These securities may be rated as low as Ca by Moody's or CC by S&P.

--------------------------------------------------------------------------------

                       Securities rated Ba or BB or below or unrated se-curities that are determined to be of equivalent quality (commonly known as "junk" or "high-yield, high-risk" bonds) are subject to special review before purchase. These bonds are considered spec-ulative and typically are subject to greater mar-ket fluctuations and risk of loss of income and principal due to default by the issuer than are investments in lower yielding, higher-rated bonds. See "High-Yield Bond Fund--Risks of In-vesting in High-Yield, High-Risk Securities" above and the statement of additional informa-tion.

                       The fund may invest in fixed-income securities of corporations or governmental entities outside the U.S.; however, no more than 20% of the fund's as-sets, measured at the time of purchase, will be invested in non-U.S. dollar denominated securi-ties. The fund may purchase or sell various cur-rencies on either a spot or forward basis in con-nection with non-U.S. dollar investments. See "Certain Securities and Investment Techniques-- Currency Transactions" below.

                       The fund may invest up to 20% of its assets, mea-sured at the time of purchase, in issuers domi-ciled in, or governments of, developing coun-tries. See "Certain Securities and Investment Techniques--Investing Around the World" for a de-scription of developing countries.

                       See "Certain Securities and Investment Tech-niques" below. See also the statement of addi-tional information.

            The U.S.   U.S. GOVERNMENT/AAA-RATED SECURITIES FUND The in-
     Government/AAA-   vestment objective of the U.S. Government/AAA-
    Rated Securities   Rated Securities Fund is a high level of current
        Fund aims to   income consistent with prudent investment risk
    provide you with   and preservation of capital. It seeks to achieve
 high current income   its objective by investing primarily in a combi-
    while preserving   nation of (i) securities guaranteed by the U.S.
       your capital.   Government (i.e., backed by the full faith and
                       credit of the United States) and (ii) other debt securities (including corporate bonds) rated AAA by Standard & Poor's Corporation or Aaa by
                       Moody's Investors Service, Inc. (or that have not received a rating but are determined to be of comparable quality by Capital Research and Man-agement Company). The fund may purchase obliga-tions of non-U.S. corporations or governmental entities, provided they are dollar denominated and highly liquid. Except when the fund is in a temporary defensive investment position, at least
                       65% of its total assets will be invested in these securities, including the securities held subject to repurchase agreements.

                       The fund anticipates that it will invest in Gov-ernment National Mortgage Association ("GNMA") certificates, which are mortgage-backed securi-ties representing part ownership of a pool of mortgage loans on which timely payment of inter-est and principal is guaranteed by the U.S. Gov-ernment. The fund also may invest in securities issued by U.S. Government agencies or instrumen-talities that are not backed by the full faith and credit of the U.S. Government; in short-term debt securities of private issuers (including certificates of deposit, bankers' acceptances, and commercial paper rated A-1 by S&P or Prime-1 by Moody's); and in securities issued by finan-cial institutions such as commercial banks, sav-ings and loan associations, mortgage bankers and securities broker-dealers which represent a di-rect or indirect interest in a pool of mortgages. See "Certain Securities and Investment Tech-niques" below. See also the statement of addi-tional information. The fund may not purchase any security other than a U.S. Government security or a short-term debt security described above, that is not rated AAA by S&P or Aaa by Moody's (or that has not received a rating but is determined to be of comparable quality by Capital Research and Management Company). However, if the rating of a security currently being held by the fund is reduced below AAA or Aaa the fund is not required to dispose of the security.

--------------------------------------------------------------------------------

 The Cash Management   CASH MANAGEMENT FUND The investment objective of
       Fund seeks to   the Cash Management Fund is high current yield
    provide you with   while preserving capital. It seeks to achieve
  high current yield   this objective by investing in high quality money
    while preserving   market instruments that mature, or may be re-
            capital.   deemed or resold, in 13 months or less (25 months
                       or less in the case of U.S. Government securi-
                       ties). The fund invests only in such instruments that are determined, in accordance with proce-dures established by the Series' Board of Trust-ees, to present minimal credit risks. The fund's investments may include, but are not limited to, commercial paper rated in the highest rating cat-egory by Moody's Investors Service, Inc. and
                       Standard & Poor's Corporation, instruments is-sued, guaranteed or insured by the U.S. Govern-ment, its agencies or instrumentalities as to the payment of principal and interest, and other se-curities rated in the highest two categories by either Moody's or S&P, provided the issuer has commercial paper rated in the highest rating cat-egory by Moody's or S&P. The fund also may enter into repurchase agreements. See "Certain Securi-ties and Investment Techniques" below. See also the statement of additional information.

                       Although there is no guarantee that the fund's investment objective will be achieved, invest-ments in the Cash Management Fund should present the least market risk of any of the funds because it invests only in high-quality short-term debt obligations. However, an investment in this fund is subject to the risks of changes in market in-terest rates and of the economy as a whole. Note that the return on an investment in the Cash Man-agement Fund should not be the same as the return on an investment in a money market fund which is available directly to the public, even where gross yields are equivalent, due to the fees im-posed at the Contract level. The Cash Management Fund yield for the seven days ended November 30, 1994 was 3.58% on an annualized basis.

  CERTAIN SECURITIES   PORTFOLIO TURNOVER With respect to all funds,
      AND INVESTMENT   portfolio changes will be made without regard to
          TECHNIQUES   the length of time a particular investment may
                       have been held. Under certain market conditions,
  The eight funds of   the investment policies of the Asset Allocation
   the Series invest   Fund, the High-Yield Bond Fund, the Bond Fund,
   in a wide variety   and the U.S. Government/AAA-Rated Securities Fund
 of securities which   may result in higher portfolio turnover than
      are subject to   those of the other funds, although no fund's an-
  varying degrees of   nual portfolio turnover rate is expected to ex-
               risk.   ceed 100%. A 100% annual portfolio turnover rate
                       would occur, for example, if all the investments in a fund's portfolio (exclusive of securities with less than one year to maturity) were re-placed in a period of one year. High portfolio turnover involves correspondingly greater broker-age commissions, to the extent such commissions are payable, and other transaction costs, which will be borne directly by the fund involved.

                       RISKS OF INVESTING IN STOCKS AND BONDS Those funds that invest in stocks or securities con-vertible into stocks are subject to various stock market related risks. For example, these funds are subject to the possibility that stock prices in general will decline over short or even ex-tended periods.

                       The market values of fixed-income securities such as bonds tend to vary inversely with the level of interest rates -- when interest rates rise, their values generally will decline; when interest rates decline, their values generally will rise. Under normal market conditions longer term secu-rities yield more than short term securities but are subject to greater price fluctuations. Fluc-tuations in the value of a fund's investments will be reflected in the fund's net asset value per share.

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obli-gations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to

--------------------------------------------------------------------------------

                       principal and interest by the U.S. Treasury (such as securities issued by the Government National Mortgage Association which are commonly known as "GNMA certificates," (described below) and Fed-eral Housing Administration debentures). In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Govern-ment, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

                       Securities issued by U.S. Government instrumen-talities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the dis-cretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing gov-ernment agency or instrumentality. These agencies and instrumentalities include, but are not lim-ited to, Federal Land Banks, Farmers Home Admin-istration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

                       MORTGAGE-RELATED SECURITIES The funds may invest in various types of mortgage-related securities and the U.S. Government/AAA-Rated Securities
                       Fund expects to invest substantially in these se-curities. Mortgage-related securities may be is-sued by governmental agencies (such as the GNMA or the Federal Home Loan Mortgage Corporation ("FHLMC")), by the Federal National Mortgage As-sociation ("FNMA"), which is a federally chart-ered and privately-owned corporation, or by pri-vate financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or sepa-rate trusts or affiliates of such institutions established to issue these securities).

                       Most mortgage-related securities, including the securities issued by GNMA, FHLMC and FNMA, are so-called "pass-through" securities representing interests in a pool of underlying mortgage loans, on which the regular interest and principal pay-ments (including any prepayments) are passed through to the holder of the securities. Although the mortgage loans in a pool will have stated ma-turities of up to 30 years, due to both normal principal repayment and prepayments, the average effective maturities of these securities will vary and will tend to fall when interest rates fall and to rise when interest rates rise. Their value also may change due to changes in the mar-ket's perception of the credit worthiness of the entity that issues or guarantees them. For addi-tional information regarding mortgage-related se-curities see the statement of additional informa-tion.

                       MONEY MARKET INSTRUMENTS These are shorter-term debt securities generally maturing in one year or less which include (1) commercial paper (short-term notes (up to 9 months) issued by corporations or governmental bodies), (2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less), and (4) savings association obligations (certificates of deposit issued by savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

--------------------------------------------------------------------------------

                       REPURCHASE AGREEMENTS The funds may enter into repurchase agreements, under which a fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must main-tain with the Series' custodian collateral equal to at least 100% of the repurchase price includ-ing accrued interest, as monitored daily by Capi-tal Research and Management Company. A fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Re-search and Management Company. If the seller un-der the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREE-MENTS AND "ROLL" TRANSACTIONS The funds may pur-chase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment ob-ligation and interest rate are fixed at the time of the transaction but the settlement is de-layed). These transactions may involve either corporate or government securities. A fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As a fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. Should the market values of a fund's portfolio securities decline while the fund is in this po-sition, greater depreciation would likely occur than were it not in such a position.

                       The Asset Allocation Fund, the High-Yield Bond Fund, the Bond Fund and the U.S. Government/AAA-Rated Securities Fund also may enter into "roll" transactions, which consist of the sale of GNMA certificates or other securities together with a commitment (for which the fund typically receives a fee) to purchase similar, but not identical se-curities at a future date.

                       Each fund will segregate liquid assets such as cash, U.S. Government securities or other appro-priate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions.

                       INVERSE FLOATING RATE NOTES The Bond Fund and the U.S. Government/AAA-Rated Securities Fund may invest to a very limited extent in inverse float-ing rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates (often as a multiple of changes in prevailing rates); thus, a change in prevailing interest rates will often result in a greater change in the instruments' interest rates. As a result, the maturities of these instruments may have a greater degree of volatility than other types of interest-bearing securities.

                       INVESTING AROUND THE WORLD The Growth Fund, the International Fund, the Growth-Income Fund, the Asset Allocation Fund, the High-Yield Bond Fund and the Bond Fund may invest in the securities of issuers domiciled outside the U.S. Of course, in-vesting outside the U.S. involves special risks caused by, among other things: fluctuating cur-rency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional eco-nomic, political, and social conditions; differ-ing securities market structures; and various ad-ministrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, global investing also can reduce certain portfolio risks due to greater diversification opportunities. In addition, the U.S.

--------------------------------------------------------------------------------

                       Government/AAA-Rated Securities Fund also may in-vest in the securities of issuers domiciled out-side the U.S.; however, these securities must be dollar denominated and highly liquid. According-ly, while the risks mentioned above are still present, they are present to a lesser extent.

                       Although there is no universally accepted defini-tion, a developing country is generally consid-ered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical ex-perience indicates that the markets of developing countries have been more volatile than the mar-kets of developed countries and will involve each of the risks described above, although poten-tially to a greater degree; however, such markets can provide higher rates of return to investors.

                       Additional costs could be incurred in connection with the funds' investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the funds will bear certain expenses in connection with their currency trans-actions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS The Growth Fund, the Inter-national Fund, the High-Yield Bond Fund and the Bond Fund have the ability to hold a portion of their assets in U.S. dollars and other currencies and to enter into certain currency contracts in connection with investing in non-U.S. dollar de-nominated securities. The Growth Fund does not currently intend to enter into currency contracts other than foreign exchange contracts which will be used to facilitate settlements of trades.

                       The International Fund, the High-Yield Bond Fund and the Bond Fund, in addition to entering into foreign exchange contracts, may enter into for-ward currency contracts to hedge against changes in currency exchange rates relative to the U.S. dollar. However, there is no assurance that the use of forward currency contracts will be suc-cessful. Moreover, due to the expenses involved, these funds will not generally attempt to protect against all potential changes in exchange rates. For additional information, see "Currency Trans-actions" in the statement of additional informa-tion.

--------------------------------------------------------------------------------

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic in-vestment philosophy of Capital Research and Man-agement Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund as-sets. Under this system the portfolios of the funds are divided into segments which are managed by individual counselors. Each counselor decides how the segment will be invested (within the lim-its provided by each fund's objective(s) and pol-icies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's re-search professionals make investment decisions with respect to a portion of each fund's portfo-lio. The primary individual portfolio counselors for the Series are listed below.

                                                                          YEARS OF EXPERIENCE AS
      PORTFOLIO                                                      PORTFOLIO COUNSELOR FOR THE FUNDS
      COUNSELORS                                                                 INDICATED
    FOR THE SERIES                 PRIMARY TITLE(S)                            (APPROXIMATE)
-------------------------------------------------------------------------------------------------------------
 James F. Rothenberg     President and Trustee of the Series. Asset Allocation Fund--1 year;
                         President and Director, Capital      Growth Fund--3 years
                         Research and Management Company
-------------------------------------------------------------------------------------------------------------
 James K. Dunton         Senior Vice President of the Series. Growth-Income Fund--since the fund
                         Senior Vice President and Director,  began operations in 1984
                         Capital Research and Management
                         Company
-------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine      Senior Vice President of the Series. Asset Allocation Fund--since the fund
                         Senior Vice President and Director,  began operations in 1989;
                         Capital Research and Management      Bond Fund--since the fund began
                         Company                              operations in 1995;
                                                              U.S. Government Fund--since the fund
                                                              began operations in 1985
-------------------------------------------------------------------------------------------------------------
 Claudia P. Huntington   Vice President of the Series.        Growth Fund--1 year (plus 5 years as a
                         Senior Vice President,               research professional prior to becoming a
                         Capital Research Company*            portfolio counselor for the fund);
                                                              Growth-Income Fund--1 year (plus 5 years
                                                              as a research professional prior to becoming
                                                              a portfolio counselor for the fund);
                                                              Asset Allocation Fund--less than 1 year
-------------------------------------------------------------------------------------------------------------
 Dina N. Perry           Vice President of the Series.        Asset Allocation Fund--1 year;
                         Vice President, Capital Research and Growth-Income Fund--3 years
                         Management Company
-------------------------------------------------------------------------------------------------------------
 John H. Smet            Vice President of the Series.        Bond Fund--since the fund began
                         Vice President, Capital Research and operations in 1995;
                         Management Company                   U.S. Government Fund--3 years
-------------------------------------------------------------------------------------------------------------
 David C. Barclay        Executive Vice President, Capital    High-Yield Bond Fund--2 years
                         Research Company*
-------------------------------------------------------------------------------------------------------------
 Stephen E. Bepler       Senior Vice President and Director,  International Fund--since the fund
                         Capital Research Company*            began operations in 1990
-------------------------------------------------------------------------------------------------------------
 Martial Chaillet        Senior Vice President, Capital       International Fund--2 years
                         Research Company*
-------------------------------------------------------------------------------------------------------------
 Gordon Crawford         Senior Vice President and Director,  Growth Fund--1 year (plus 5 years as a
                         Capital Research Company*            research professional prior to becoming a
                                                              portfolio counselor for the fund)
-------------------------------------------------------------------------------------------------------------
 James E. Drasdo         Senior Vice President and Director,  Growth Fund--8 years;
                         Capital Research and Management      Growth-Income Fund--1 year
                         Company
-------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace      Executive Vice President, Capital    International Fund--1 year
                         Research Company*
-------------------------------------------------------------------------------------------------------------
 Janet A. McKinley       Senior Vice President, Capital       International Fund--4 years
                         Research Company*
-------------------------------------------------------------------------------------------------------------
 George A. Miller        Senior Vice President and Director,  Asset Allocation Fund--since the fund
                         Capital Research and Management      began operations in 1989
                         Company
-------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell     Senior Vice President and Director,  Growth-Income Fund--5 years (plus
                         Capital Research and Management      1 year as a research professional prior to
                         Company                              becoming a portfolio counselor for the fund)
-------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal        Vice President, Capital Research and Growth Fund--4 years (plus 4 years as a
                         Management Company                   research professional prior to becoming a
                                                              portfolio counselor for the fund)
-------------------------------------------------------------------------------------------------------------
 Richard T. Schotte      Senior Vice President, Capital       High-Yield Bond Fund--8 years;
                         Research and Management Company      Bond Fund--since the fund began
                                                              operations in 1995
-------------------------------------------------------------------------------------------------------------
 Susan M. Tolson         Vice President, Capital Research     High-Yield Bond Fund--less than 1 year
                         Company*                             (plus 2 years as a research professional prior
                                                              to becoming a portfolio counselor for the fund)
-------------------------------------------------------------------------------------------------------------

                             YEARS OF EXPERIENCE
                                   IN THE
                             INVESTMENT INDUSTRY
                                (APPROXIMATE)

                            WITH CAPITAL
                            RESEARCH AND
                             MANAGEMENT
      PORTFOLIO              COMPANY OR
      COUNSELORS                 ITS        TOTAL
    FOR THE SERIES           AFFILIATES     YEARS
-------------------------------------------------------------------------------------------------------------
 James F. Rothenberg             25         25
-------------------------------------------------------------------------------------------------------------
 James K. Dunton                 33         33
-------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine              28         43
-------------------------------------------------------------------------------------------------------------
 Claudia P. Huntington           17         19
-------------------------------------------------------------------------------------------------------------
 Dina N. Perry                    3         28
-------------------------------------------------------------------------------------------------------------
 John H. Smet                    12         13
-------------------------------------------------------------------------------------------------------------
 David C. Barclay                 7         14
-------------------------------------------------------------------------------------------------------------
 Stephen E. Bepler               22         29
-------------------------------------------------------------------------------------------------------------
 Martial Chaillet                23         23
-------------------------------------------------------------------------------------------------------------
 Gordon Crawford                 24         24
-------------------------------------------------------------------------------------------------------------
 James E. Drasdo                 18         23
-------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace              10         10
-------------------------------------------------------------------------------------------------------------
 Janet A. McKinley               13         19
-------------------------------------------------------------------------------------------------------------
 George A. Miller                20         34
-------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell             20         23
-------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal                10         10
-------------------------------------------------------------------------------------------------------------
 Richard T. Schotte              17         28
-------------------------------------------------------------------------------------------------------------
 Susan M. Tolson                  5          7
-------------------------------------------------------------------------------------------------------------
* Company affiliated with Capital Research and Management Company.
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          DIVIDENDS,   It is the Series' policy to distribute to the
   DISTRIBUTIONS AND   shareholders (the insurance company separate ac-
               TAXES   counts) all of its net investment income and cap-
                       ital gains realized during each fiscal year.
          The Series
      distributes to   Each fund of the Series is subject to asset di-
    shareholders all   versification regulation prescribed by the U.S.
      its income and   Treasury Department under the Code. These regula-
       capital gains   tions generally provide that, as of the end of
     realized during   each calendar quarter or within 30 days thereaf-
   each fiscal year.   ter, no more than 55% of the total assets of the
                       fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this pur-pose, all securities of the same issuer are con-sidered a single investment. Furthermore, each U.S. Government agency or instrumentality is treated as a separate issuer. There are also al-ternative diversification tests which may be sat-isfied by the funds under the regulations. The
                       Series intends to comply with the diversification regulations. If a fund should fail to comply with these regulations, Contracts invested in that fund shall not be treated as annuity, endowment or life insurance contracts under the Code.

                       See the applicable Contract prospectus for infor-mation regarding the federal income tax treatment of the Contracts and distributions to the sepa-rate accounts.

                       FEDERAL TAXES Each fund of the Series intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its net investment income and real-ized capital gains, the fund itself is relieved of federal income tax.

              SERIES   SERIES ORGANIZATION The Series, an open-end in-
    ORGANIZATION AND   vestment company, was organized as a Massachu-
          MANAGEMENT   setts business trust in 1983. The Series' Board
                       of Trustees is responsible for the overall super-vision of the Series' operations and performs various duties. Members of the board who are not employed by Capital Research and Management Com-pany or its affiliates are paid for services ren-dered to the Series as described in the statement of additional information. They may elect to de-fer all or a portion of these fees through a de-ferred compensation plan in effect for the Se-ries. The Board of Trustees has approved the re-tention of the companies listed below to provide certain services to the Series.

                       INVESTMENT ADVISER Capital Research and Manage-ment Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the Series and other mutual funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92621. See the statement of additional information under "Management" for a listing of these funds.

                       Capital Research and Management Company manages the investment portfolio and business affairs of the Series and receives a monthly fee as compen-sation for its services pursuant to an Investment Advisory and Service Agreement. The fee, which is accrued daily, is based on the net assets of each fund as indicated below.

                       Growth Fund: 0.60% of the first $30 million, plus 0.50% greater than $30 million but not exceeding $600 million, plus 0.45% greater than $600 mil-lion but not exceeding $1.2 billion, plus 0.42% greater than $1.2 billion but not exceeding $2.0 billion, plus 0.37% in excess of $2.0 billion;

--------------------------------------------------------------------------------

                       International Fund: 0.90% of the first $60 mil-lion, plus 0.78% greater than $60 million but not exceeding $600 million, plus 0.60% greater than $600 million but not exceeding $1.2 billion, plus 0.48% greater than $1.2 billion but not exceeding $2.0 billion, plus 0.465% in excess of $2.0 bil-lion;

                       Growth-Income Fund: 0.60% of the first $30 mil-lion, plus 0.50% greater than $30 million but not exceeding $600 million, plus 0.45% greater than $600 million but not exceeding $1.5 billion, plus 0.40% greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% in excess of $2.5 bil-lion;

                       Asset Allocation Fund: 0.60% of the first $30 million, plus 0.50% greater than $30 million but not exceeding $600 million, plus 0.42% in excess of $600 million;

                       High-Yield Bond Fund: 0.60% of the first $30 mil-lion, plus 0.50% greater than $30 million but not exceeding $600 million, plus 0.46% in excess of $600 million;

                       Bond Fund: 0.60% of the first $30 million, plus 0.50% in excess of $30 million;

                       U.S. Government/AAA-Rated Securities Fund: 0.60% of the first $30 million, plus 0.50% greater than $30 million but not exceeding $600 million, plus 0.40% in excess of $600 million;

                       Cash Management Fund: 0.50% of the first $100 million, plus 0.42% greater than $100 million but not exceeding $400 million, plus 0.38% in excess of $400 million.

                       The compensation paid to the Investment Adviser for the most recent fiscal year as a percentage of average net assets amounted to the following:
                       Growth Fund -- .46%; International Fund -- .69%; Growth-Income Fund -- .44%; Asset Allocation
                       Fund -- .50%; High-Yield Bond Fund -- .51%; U.S. Government/AAA-Rated Securities Fund -- .51%; and Cash Management Fund -- .46%.

                       Capital Research and Management Company is a wholly owned subsidiary of the The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Re-search and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal in-vesting policy that is consistent with the recom-mendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Order for the Series' portfolio securities transactions are placed by Capital Research and Management Company which strives to obtain the best available prices, tak-ing into account the costs and quality of execu-tions. There is no agreement or commitment to place orders with any broker-dealer. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own ac-count without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securi-ties are usually purchased at a fixed price which includes an amount of compensation to the under-writer, generally referred to as the underwrit-er's concession or discount. On occasion, securi-ties may be purchased directly from an issuer, in which case no commissions or discounts are paid.

--------------------------------------------------------------------------------

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold Contracts or have provided investment research, statistical and other re-lated services for the benefit of the Series and/or of other funds served by Capital Research and Management Company.

                       SHAREHOLDER VOTING RIGHTS All shares of the Se-ries have equal voting rights and are entitled to one vote per share with proportional voting for fractional shares. There will not usually be a shareholder meeting in any year, except, for ex-ample, when the election of the board is required to be acted upon by shareholders under the In-vestment Company Act of 1940.

                       In matters which only affect a particular fund, the matter shall have been effectively acted upon by a majority vote of that fund even though: (1) the matter has not been approved by a majority vote of any other fund; or (2) the matter has not been approved by a majority vote of the Series.

                       The insurance company separate accounts, as the shareholders of the Series, have the right to vote Series shares at any meeting of sharehold-ers. However, the Contracts provide that the sep-arate accounts will vote Series shares in accor-dance with instructions received from owners of the Contracts. See the applicable Contract pro-spectus for information regarding Contract own-ers' voting rights. Since the funds use a com-bined prospectus, each fund may be liable for misstatements, inaccuracies, or incomplete dis-closure concerning any other fund contained in this prospectus.

       PURCHASES AND   Shares of the Series are currently offered only
         REDEMPTIONS   to insurance company separate accounts which fund
           OF SHARES   the Contracts. All such shares may be purchased
                       or redeemed by the separate accounts at net asset value, without any sales or redemption charges.
                       Such purchases and redemptions are made subse-quent to corresponding purchases and redemptions of units of the separate accounts without delay.

                       Except in extraordinary circumstances and as per-missible under the 1940 Act, the redemption pro-ceeds will be paid on or before the seventh day following the request for redemption.

                       PRICE OF SHARES The net asset value per share is calculated once daily at the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of each fund's total assets, less all lia-bilities, is divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share. For a more com-plete description of the procedures involved in valuing assets, see the statement of additional information.

                                   APPENDIX

                          DESCRIPTION OF BOND RATINGS

  Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Aa -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"Ca -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

  Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."
                   [LOGO OF      This prospectus has been printed on recycled
               RECYCLED PAPER]   paper that meets the guidelines of the United
                                 States Environmental Protection Agency

                       Prospectus

                       AMERICAN
                       VARIABLE
                       INSURANCE
                       SERIES(R)

                       April 1, 1995

                      AMERICAN VARIABLE INSURANCE SERIES

                             333 South Hope Street
                         Los Angeles, California 90071
                                (213) 486-9200

  American Variable Insurance Series (the "Series") is a fully managed, diversified, open-end investment company. The Series consists of seven funds, each of which has its own investment objective(s) and policies.

  Shares of the Series are offered only to insurance company separate accounts to serve as the funding vehicle for certain variable annuity and life insurance contracts ("Contract" or "Contracts").

  THE CONTRACTS INVOLVE CERTAIN FEES AND EXPENSES NOT DESCRIBED IN THIS PROSPECTUS AND ALSO MAY INVOLVE CERTAIN RESTRICTIONS OR LIMITATIONS ON THE ALLOCATION OF PURCHASE PAYMENTS OR CONTRACT VALUES TO ONE OR MORE FUNDS OF THE SERIES. IN PARTICULAR, CERTAIN FUNDS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT. SEE THE APPLICABLE CONTRACT PROSPECTUS FOR INFORMATION REGARDING FEES AND EXPENSES OF THE CONTRACT AND ANY APPLICABLE RESTRICTIONS OR LIMITATIONS.

  The GROWTH FUND seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics, such as convertible preferred stocks, which demonstrate the potential for appreciation.

  The INTERNATIONAL FUND seeks long-term growth of capital by investing primarily in securities of issuers domiciled outside the United States.

  The GROWTH-INCOME FUND seeks growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

  The ASSET ALLOCATION FUND seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term fixed-income securities and money market instruments in any combination.

  The HIGH-YIELD BOND FUND seeks high current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities. IN ADDITION TO OTHER RISKS, HIGH-YIELD, HIGH-RISK BONDS (ALSO KNOWN AS "JUNK BONDS") ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE INVESTMENTS IN LOWER YIELDING, HIGHER RATED BONDS.

  The U.S. GOVERNMENT/AAA-RATED SECURITIES FUND seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. Government and other debt securities rated AAA or Aaa.

  The CASH MANAGEMENT FUND seeks high current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

  This prospectus sets forth concisely the information an investor should know before investing in the Series. You may obtain the statement of additional information dated April 1, 1995, which contains the Series' financial statements, without charge, by writing to the Secretary of the Series at the above address or telephoning 800/421-0180. All such requests will be honored within three business days of receipt.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL
     DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE
                          POSSIBLE LOSS OF PRINCIPAL.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF THE
  APPLICABLE CONTRACT. THIS PROSPECTUS AND THE APPLICABLE CONTRACT PROSPECTUS
       SHOULD BE READ CAREFULLY AND THEN RETAINED FOR FUTURE REFERENCE.

                 The date of this Prospectus is April 1, 1995

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

   The following condensed financial information for 1991 through 1994 has been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants. The information for the years prior to 1991 was audited by other independent accountants. This information should be read in conjunction with the financial statements and accompanying notes which are included in the statement of additional information.

                             Net realized   Total
        Net asset            & unrealized   income   Dividends    Distributions               Net asset           Net assets,
Period   value,      Net     gain (loss)     from     from net      from net                   value,               end of
ended   beginning investment      on      investment investment     realized        Total      end of   Total       period
11/30   of period   income   investments  operations   income         gains     distributions  period   return   (in millions)
------  --------- ---------- ------------ ---------- ----------   ------------- ------------- --------- ------   -------------
                                                            Growth Fund
1985     $ 9.72     $  .06      $ 1.88      $ 1.94     $ (.03)          --         $ (.03)     $11.63   20.11%      $   20
1986      11.63        .10        4.30        4.40       (.13)       $ (.24)         (.37)      15.66   38.77           44
1987      15.66        .14        (.78)       (.64)      (.11)         (.34)         (.45)      14.57   (4.34)          99
1988      14.57        .33        2.85        3.18       (.28)         (.61)         (.89)      16.86   22.34           48
1989      16.86        .49        6.01        6.50       (.45)          --           (.45)      22.91   38.87          173
1990      22.91        .54       (2.27)      (1.73)      (.56)         (.64)        (1.20)      19.98   (7.87)         304
1991      19.98        .41        4.48        4.89       (.47)         (.22)         (.69)      24.18   24.90          700
1992      24.18        .29        4.25        4.54       (.31)/2/       --           (.31)      28.41   18.90        1,212
1993      28.41        .25        4.13        4.38       (.24)         (.21)         (.45)      32.34   15.59        1,737
1994      32.34        .24         .69         .93       (.24)        (1.09)        (1.33)      31.94    2.92        2,027

        Ratio of     Ratio
        expenses    of net
           to      income to
Period  average     average    Portfolio
ended     net         net      turnover
11/30    assets     assets       rate
------- ---------- ----------- ----------
             Growth Fund
1985       .83%        .78%       28.4%
1986       .71         .76        27.4
1987       .63         .97        14.0
1988       .72        1.72         7.1/1/
1989       .60        2.97        29.2
1990       .59        3.00        16.8
1991       .56        1.94         9.8
1992       .53        1.15        11.2
1993       .50         .86        20.4
1994       .49         .78        29.6
--------------------------------------------------------------------------------------------------------------------------
                                                       International Fund/3/
1990     $10.00     $  .11      $ (.62)     $ (.51)    $ (.04)          --         $ (.04)     $ 9.45   (5.08)%     $   66
1991       9.45        .22         .59         .81       (.24)          --           (.24)      10.02    8.67          197
1992      10.02        .19        (.09)        .10       (.21)       $ (.02)         (.23)       9.89     .90          360
1993       9.89        .17        2.50        2.67       (.16)          --           (.16)      12.40   27.20          840
1994      12.40        .25        1.04        1.29       (.20)         (.22)         (.42)      13.27   10.48        1,405

        International Fund/3/
1990      1.03%/4/    3.18%/4/     4.5%
1991      1.04        2.62         8.2
1992      1.00        2.11        16.7
1993       .96        1.75        17.7
1994       .80        2.03        19.7
--------------------------------------------------------------------------------------------------------------------------
                                                        Growth-Income Fund
1985     $10.54     $  .20      $ 3.28      $ 3.48     $ (.07)          --         $ (.07)     $13.95   33.13%      $   42
1986      13.95        .41        3.91        4.32       (.48)       $ (.33)         (.81)      17.46   32.10          129
1987      17.46        .47       (1.87)      (1.40)      (.46)         (.08)         (.54)      15.52   (8.59)         217
1988      15.52        .72        2.66        3.38       (.68)         (.18)         (.86)      18.04   22.13          102
1989      18.04        .78        3.93        4.71       (.74)         (.58)        (1.32)      21.43   27.32          305
1990      21.43        .82       (1.91)      (1.09)      (.86)         (.25)        (1.11)      19.23   (5.27)         535
1991      19.23        .75        2.63        3.38       (.79)         (.10)         (.89)      21.72   17.83        1,022
1992      21.72        .65        2.74        3.39       (.67)         (.27)         (.94)      24.17   15.90        1,704
1993      24.17        .63        2.12        2.75       (.63)         (.28)         (.91)      26.01   11.63        2,436
1994      26.01        .68         .14         .82       (.65)         (.88)        (1.53)      25.30    3.21        2,740

         Growth-Income Fund
1985       .73%       2.88%       25.6%
1986       .61        3.08        11.2
1987       .59        2.85         6.8
1988       .67        3.59        14.3/1/
1989       .58        4.94        16.7
1990       .56        4.77         9.7
1991       .56        3.80        11.1
1992       .52        3.01        13.6
1993       .49        2.66        24.9
1994       .47        2.72        29.3
--------------------------------------------------------------------------------------------------------------------------
                                                     Asset Allocation Fund/5/
1989     $10.00     $  .08      $  .10      $  .18     $ (.01)          --         $ (.01)     $10.17    1.70%      $   33
1990      10.17        .50        (.75)       (.25)      (.42)          --           (.42)       9.50   (2.34)         106
1991       9.50        .53        1.11        1.64       (.55)          --           (.55)      10.59   17.63          194
1992      10.59        .48         .94        1.42       (.49)       $ (.05)         (.54)      11.47   13.69          359
1993      11.47        .51         .67        1.18       (.49)         (.15)         (.64)      12.01   10.59          578
1994      12.01        .51        (.57)       (.06)      (.52)         (.18)         (.70)      11.25    (.54)         637

       Asset Allocation Fund/5/
1989       .59%/2/    5.78%/2/     --
1990       .64        6.70        14.4%
1991       .59        5.56        15.1
1992       .57        4.73        19.7
1993       .55        4.66        19.0
1994       .53        4.55        36.1
--------------------------------------------------------------------------------------------------------------------------
                                                       High-Yield Bond Fund
1985     $10.96     $  .81      $ 1.54      $ 2.35     $ (.29)          --         $ (.29)     $13.02   21.79%      $   23
1986      13.02       1.35        1.30        2.65      (1.98)       $ (.20)        (2.18)      13.49   22.64           53
1987      13.49       1.35        (.94)        .41      (1.36)         (.32)        (1.68)      12.22    2.96           70
1988      12.22       1.26         .68        1.94      (1.33)         (.17)        (1.50)      12.66   16.95           26
1989      12.66       1.22         .10        1.32      (1.16)          --          (1.16)      12.82   10.85           50
1990      12.82       1.33       (1.02)        .31      (1.30)          --          (1.30)      11.83    2.49           58
1991      11.83       1.17        1.78        2.95      (1.25)          --          (1.25)      13.53   26.22          107
1992      13.53       1.10         .62        1.72      (1.08)          --          (1.08)      14.17   13.14          197
1993      14.17       1.09        1.20        2.29      (1.10)         (.19)        (1.29)      15.17   17.09          379
1994      15.17       1.27       (2.07)       (.80)     (1.23)         (.25)        (1.48)      12.89   (5.71)         390

         High-Yield Bond Fund
1985       .87%      11.71%       67.7%
1986       .67       11.59        56.3
1987       .63       10.89        61.9
1988       .77       10.62        23.6/1/
1989       .72       12.30        28.2
1990       .68       11.17        22.7
1991       .63        9.81        18.1
1992       .59        8.88        47.4
1993       .56        8.18        34.1
1994       .54        9.37        38.5
--------------------------------------------------------------------------------------------------------------------------
                                           U.S. Government/AAA-Rated Securities Fund/6/
1986     $10.00     $  .53      $ 1.45      $ 1.98     $ (.36)          --         $ (.36)     $11.62   19.65%      $   32
1987      11.62        .85       (1.21)       (.36)      (.79)          --           (.79)      10.47   (3.17)          47
1988      10.47        .93         .02         .95       (.97)          --           (.97)      10.45    9.50           28
1989      10.45        .78         .30        1.08       (.79)          --           (.79)      10.74   10.82           78
1990      10.74        .83        (.11)        .72       (.80)          --           (.80)      10.66    7.11          126
1991      10.66        .77         .58        1.35       (.79)          --           (.79)      11.22   13.24          240
1992      11.22        .75         .32        1.07       (.76)          --           (.76)      11.53    9.83          360
1993      11.53        .74         .68        1.42       (.75)       $ (.05)         (.80)      12.15   12.65          505
1994      12.15        .76       (1.30)       (.54)      (.74)         (.07)         (.81)      10.80   (4.58)         463

U.S. Government/AAA-Rated Securities Fund/6/
1986       .64%       6.86%       18.7%
1987       .67        8.24       105.6
1988       .77        8.32        47.5/1/
1989       .66        8.61        14.5
1990       .61        8.58        24.0
1991       .58        7.91        27.1
1992       .57        7.08        40.0
1993       .55        6.42        21.7
1994       .54        6.69        45.2
--------------------------------------------------------------------------------------------------------------------------
                                                       Cash Management Fund
1985     $10.77     $  .78         --       $  .78     $ (.43)          --         $ (.43)     $11.12    7.41%      $   13
1986      11.12        .67      $ (.02)        .65      (1.12)          --          (1.12)      10.65    6.30           19
1987      10.65        .54         .08         .62       (.54)          --           (.54)      10.73    6.01           57
1988      10.73        .60         .11         .71       (.56)          --           (.56)      10.88    6.88           31
1989      10.88        .81         .12         .93       (.81)          --           (.81)      11.00    8.90           58
1990      11.00        .71         .13         .84       (.70)          --           (.70)      11.14    7.91          143
1991      11.14        .62         .01         .63       (.66)          --           (.66)      11.11    5.84          163
1992      11.11        .35         .01         .36       (.43)          --           (.43)      11.04    3.31          197
1993      11.04        .29         --          .29       (.31)          --           (.31)      11.02    2.67          206
1994      11.02        .37         .02         .39       (.32)          --           (.32)      11.09    3.59          221

        Cash Management Fund
1985      1.07%       6.99%        --
1986       .85        5.82         --
1987       .68        5.90         --
1988       .76        6.75         --
1989       .68        8.26         --
1990       .60        7.48         --
1991       .58        5.65         --
1992       .53        3.24         --
1993       .51        2.57         --
1994       .49        3.60         --

------
 1. Percentages are exclusive of the redemption in kind which occurred March 29, 1988.
 2. Amount includes net realized short-term gains treated as net investment income for federal income tax purposes.
 3. Commenced operations May 1, 1990.
 4. Annualized
 5. Commenced operations August 1, 1989.
 6. Commenced operations December 1, 1985.

--------------------------------------------------------------------------------

          INVESTMENT   THE FUNDS The Series consists of seven funds,
      OBJECTIVES AND   each representing a separate fully managed diver-
     POLICIES OF THE   sified portfolio of securities. The seven funds
               FUNDS   are the Growth Fund, the International Fund, the
                       Growth-Income Fund, the Asset Allocation Fund,
 The Series consists   the High-Yield Bond Fund, the U.S. Government/AAA-Rated
of seven funds, each   Securities Fund and the Cash Management Fund. The Board
        with its own   of Trustees may establish additional funds in the future.
          investment   The investment objective(s) and policies of each fund are
    objective(s) and   discussed below.
           policies.
                       Shares of the Series are currently offered only to separate accounts of various insurance compa-nies to serve as the underlying investment for both variable annuity and variable life insurance
                       Contracts. All such shares may be purchased or redeemed by the separate accounts without any sales or redemption charges at net asset value.
                       Due to differences in tax treatment or other con-siderations, the interests of various Contract owners participating in a fund might at some time be in conflict. The Board of Trustees will moni-tor for any material conflicts and determine what action, if any, should be taken.

                       INVESTMENT RESTRICTIONS Each fund has certain in-vestment restrictions that are described in the statement of additional information. The invest-ment restrictions and the objective(s) of each fund cannot be changed without shareholder ap-proval. All other investment practices may be changed by the Series' Board of Trustees.

     The Growth Fund   GROWTH FUND The investment objective of the
    seeks to provide   Growth Fund is growth of capital. Whatever cur-
     you with growth   rent income is generated by the fund is likely to
         of capital.   be incidental to the objective of capital growth.
                       Ordinarily, the fund seeks to achieve this objec-tive by investing primarily in common stocks or securities with common stock characteristics.
                       When the outlook for common stocks is not consid-ered promising, for temporary defensive purposes, a substantial portion of the assets may be in-vested in securities of the U.S. Government, its agencies and instrumentalities, cash, and money market instruments. See "Certain Securities and Investment Techniques" below.

                       The fund's assets may be invested in securities of non-U.S. issuers, which are generally denomi-nated in currencies other than the U.S. dollar, although there is no requirement that the fund maintain investments in non-U.S. issuers. See "Investing Around the World" below.

                       Up to 10% of the fund's assets may be invested in straight debt securities rated below BBB by Stan-dard & Poor's Corporation or Baa by Moody's In-vestors Services, Inc. or in unrated securities that are determined to be of equivalent quality, provided the fund's investment adviser, Capital Research and Management Company, determines that these securities have characteristics similar to the equity securities eligible for purchase by the fund. These securities are commonly referred to as "junk bonds" or "high-yield, high-risk bonds," carry a higher degree of investment risk than higher rated bonds and are considered specu-lative. See the Appendix for a further descrip-tion of the various bond ratings. As of November 30, 1994, the last day of the fund's fiscal year, the portfolio did not contain any bonds.

   The International   INTERNATIONAL FUND The investment objective of
        Fund aims to   the International Fund is to achieve long-term
    provide you with   growth of capital by investing primarily in secu-
    long-term growth   rities of issuers domiciled outside the United
       of capital by   States. The fund's investment approach is based
        investing in   on the belief that economic and political devel-
          securities   opments have helped to create new opportunities
          of issuers   outside the U.S.
   domiciled outside
            the U.S.   The fund may also invest in securities through
                       depositary receipts which may be denominated in various currencies. For example, the fund may

--------------------------------------------------------------------------------

                       purchase American Depositary Receipts which are U.S. dollar denominated securities designed for use in the U.S. securities markets which repre-sent and may be converted to the underlying secu-rity.

                       When prevailing market, economic, political or currency conditions warrant, the fund may invest in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by Capital Research and Management Company), government se-curities, or nonconvertible preferred stocks; however, up to 5% of the fund's assets may be in-vested in lower rated straight debt securities (including securities commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk than higher rated bonds and are considered specu-lative. See the Appendix for a description of the various bond ratings. These securities will also be issued by non-U.S. entities.

                       Under normal circumstances, the fund will invest at least 65% of its assets in equity securities (including depositary receipts) of issuers domi-ciled outside the U.S. The fund may at times hold a portion of its assets in various currencies or in cash equivalents which may be denominated in U.S. dollars or other currencies (including U.S. Government securities, certificates of deposit, time deposits, commercial paper, bankers' accept-ances and other high-quality short-term debt se-curities). Additionally, for temporary defensive purposes the fund may at times maintain all or any part of its assets in cash and cash equiva-lents.

                       Investments may be made from time to time in is-suers domiciled in, or governments of, developing countries as well as developed countries. Al-though there is no universally accepted defini-tion, a developing country is generally consid-ered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical ex-perience indicates that the markets of developing countries have been more volatile than the mar-kets of developed countries; however, such mar-kets can provide higher rates of return to in-vestors. The fund's investment adviser, Capital Research and Management Company, currently does not intend to invest more than 20% of the fund's total assets (taken at cost) in issuers domiciled in, or governments of, developing countries.

   The Growth-Income   GROWTH-INCOME FUND  The investment objective of
       Fund seeks to   the Growth-Income Fund is growth of capital and
    provide you with   income. In the selection of securities for in-
  income and capital   vestment, the possibilities of appreciation and
             growth.   potential dividends are given more weight than
                       current yield. Ordinarily, the fund will invest primarily in common stocks. But the fund may in-vest in other types of securities, including other equity-type securities (such as convertible bonds and preferred stocks), bonds (and other types of fixed-income securities) and money mar-ket instruments, to the extent consistent with its investment objective.

                       Up to 5% of the fund's assets may be invested in straight debt securities rated below BBB by Stan-dard & Poor's Corporation or Baa by Moody's In-vestors Services, Inc. or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company. These securities are commonly referred to as "junk bonds" or "high-yield, high-risk bonds," carry a higher degree of investment risk than higher rated bonds and are considered speculative. See the Appendix for a description of the various bond ratings.

--------------------------------------------------------------------------------

                       Up to 10% of the fund's assets may be invested in the equity securities of issuers domiciled outside the U.S., provided those securities are either held through depositary receipts which are U.S. dollar denominated or are traded on the New York Stock Exchange. Since the fund limits its investments in non-U.S. securities as described above, the fund has no current intention to engage in forward currency transactions. See "Investing Around the World."

           The Asset   ASSET ALLOCATION FUND The investment objective of
     Allocation Fund   the Asset Allocation Fund is high total return
 aims to provide you   (including income and capital gains) consistent
     with high total   with preservation of capital over the long-term.
          return and   The fund seeks to achieve its objective by in-
     preservation of   vesting in a diversified portfolio that can in-
    capital over the   clude common stocks and other equity-type securi-
          long-term.   ties (such as convertible bonds and preferred
                       stocks), bonds and other intermediate and long-term fixed income securities, and money market instruments (debt securities maturing in one year or less).

                       Capital Research and Management Company will de-termine the relative mix of equities, fixed-in-come securities and money market instruments for the fund's portfolio. The determination will be based on its view of long-term economic and mar-ket trends and the relative risks and opportuni-ties for long-term total return of the different classes of assets. Under normal conditions, Capi-tal Research and Management Company expects (but is not required) to maintain an investment mix falling within the following ranges: 40% to 80% in equities; 20% to 50% in fixed-income securi-ties, and 0% to 40% in money market instruments. Capital Research and Management Company does not intend to make frequent shifts within these broad ranges. Rather it intends in normal situations to make any shifts in the fund's asset allocation gradually over time based on its views of long-term trends and conditions.

                       Up to 10% of the fund's assets may be invested in the equity securities of issuers domiciled out-side the U.S., provided those securities are ei-ther held through depositary receipts which are U.S. dollar denominated or are traded on the New York Stock Exchange. Since the fund limits its investments in non-U.S. securities as described above, the fund has no current intention to en-gage in forward currency transactions. See "In-vesting Around the World."

                       The fund's fixed-income investments will consist primarily of "investment grade" bonds; that is, bonds that are rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investors Service, Inc., or that are unrated but considered by Capital Research and Management Company to be of equivalent credit quality. Up to 25% of the fund's fixed-income assets may be in-vested in securities that are below investment grade as defined above, including securities rated as low as CC by S&P or Ca by Moody's. See the discussion of the securities under the High-Yield Bond Fund, below, and the statement of ad-ditional information for more information about the risks of high-yield, high-risk bonds. See the Appendix for a further description of the various bond ratings. The fund's investments in non-U.S. fixed-income securities will be concentrated in securities issued or guaranteed as to principal and interest by foreign governments or their agencies or instrumentalities or by multinational agencies. During the previous fiscal year, the approximate monthly average percentages of the Asset Allocation Fund's fixed-income net assets in the following Moody's rating categories were:
                       Aaa -- 18.25%; Aa -- 1.11%; A -- 1.67%; Baa --
                       9.58%; Ba -- 0.94%; and B -- 1.09%. Non-rated
                       investments (including equity-type securities) and cash or cash equivalents amounted to 60.81% and 6.55%, respectively, of the fund's assets.

--------------------------------------------------------------------------------

 The High-Yield Bond   HIGH-YIELD BOND FUND The primary investment ob-
       Fund seeks to   jective of the High-Yield Fund is high current
    provide you with   income and its secondary investment objective is
 high current income   capital appreciation. Under normal market condi-
   and, secondarily,   tions the High-Yield Bond Fund will be invested
             capital   substantially in long-term (over 10 years to ma-
       appreciation.   turity) and intermediate-term (3 to 10 years to
                       maturity) fixed-income securities, with emphasis on higher yielding, higher risk, lower rated or unrated corporate bonds. These "high-yield, high-risk bonds" typically are subject to greater mar-ket fluctuations and risk of loss of income and principal due to default by the issuer than are lower yielding, higher rated bonds.

                       High-yield, high-risk bonds (also known as "junk bonds") generally include any bonds rated Ba or below by Moody's Investors Service, Inc., or BB or below by Standard & Poor's Corporation or unrated but are determined to be of equivalent quality by Capital Research and Management Compa-ny. Bonds rated Ba or BB or below are considered speculative. The High-Yield Bond Fund may invest without limitation in bonds rated as low as Ca by Moody's or C by S&P (or bonds that are unrated but are determined to be of equivalent quality). Bonds rated Ca or C aredescribed by the rating agencies as "speculative in a high degree, often in default or [having] other marked shortcom-ings." In addition, the fund may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P (or bonds that are unrated but are determined to be of equivalent quality). Bonds rated C or D generally are in default or arrears and are described as having extremely poor pros-pects of attaining any real investment stand-ing. See the Appendix on page 16 for a further description of the various bond ratings. During the previous fiscal year, the approximate monthly average percentages of the High-Yield Bond Fund's net assets in the following Moody's rating cate-
                       gories were: Aaa -- 6.43%; A -- 0.01%; Baa --
                        0.12%; Ba -- 33.23%; B -- 47.10%; and Caa --
                       5.53%. Non-rated investments (including equity-
                       type securities) and cash or cash equivalents amounted to 2.31% and 5.28%, respectively, of the fund's assets.

                       Up to 25% of the fund's assets may be invested in securities of non-U.S. issuers, which are gener-ally denominated in currencies other than the U.S. dollar. See "Investing Around the World" and "Currency Transactions" below.

                       Under normal conditions the fund will invest pri-marily in higher yielding obligations which may include loan participations in addition to corpo-rate bonds. The fund also may invest in securi-ties of the U.S. Government, its agencies and in-strumentalities, cash and money market instru-ments. See "Certain Securities and Investment Techniques" below. See also the statement of ad-ditional information.

                       RISKS OF INVESTING IN HIGH-YIELD, HIGH-RISK
                       SECURITIES High-yield, high-risk bonds, also known as "junk bonds", typically are subject to greater market fluctuations and to greater loss of income and principal due to the lower credit quality of the issuer than are higher rated bonds. Their values tend to be more sensitive to adverse economic changes than lower yielding, higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds.

                       High-yield, high-risk bonds are very sensitive to adverse economic changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and in-terest payment obligations, to meet projected fi-nancial goals, and to obtain additional financ-ing. If the issuer of a bond defaulted on its ob-ligations to pay

--------------------------------------------------------------------------------

                       interest or principal, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncer-tainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and the fund's net asset value.

                       High-yield, high-risk bonds may contain redemp-tion or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the secu-rity with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets. If the fund experi-ences unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby de-creasing the asset base upon which expenses can be spread and possibly reducing the fund's rate of return.

                       There may be little trading in the secondary mar-ket for particular bonds, which may affect ad-versely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and in-vestor perceptions, whether or not based on fun-damental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, espe-cially in a thin market.

                       Capital Research and Management Company attempts to reduce these risks through diversification of the portfolio and by credit analysis of each is-suer, as well as by monitoring broad economic trends and corporate and legislative develop-ments.

                       There can be, of course, no assurance that the fund's investment objective will be realized or that the net return on an investment in the fund will equal or exceed that which could have been obtained through other investment or savings ve-hicles. Contract owners should carefully review the investment objective and policies of the fund and consider their ability to assume the risks involved before making any investment in the fund.

            The U.S.   U.S. GOVERNMENT/AAA-RATED SECURITIES FUND The in-
     Government/AAA-   vestment objective of the U.S. Government/AAA-
    Rated Securities   Rated Securities Fund is a high level of current
        Fund aims to   income consistent with prudent investment risk
    provide you with   and preservation of capital. It seeks to achieve
 high current income   its objective by investing primarily in a combi-
    while preserving   nation of (i) securities guaranteed by the U.S.
       your capital.   Government (i.e., backed by the full faith and
                       credit of the United States) and (ii) other debt securities (including corporate bonds) rated AAA by Standard & Poor's Corporation or Aaa by
                       Moody's Investors Service, Inc. (or that have not received a rating but are determined to be of comparable quality by Capital Research and Man-agement Company). The fund may purchase obliga-tions of non-U.S. corporations or governmental entities, provided they are dollar-denominated and highly liquid. Except when the fund is in a temporary defensive investment position, at least
                       65% of its total assets will be invested in these securities, including the securities held subject to repurchase agreements.

                       The fund anticipates that it will invest in Gov-ernment National Mortgage Association ("GNMA") certificates, which are mortgage-backed securi-ties representing part ownership of a pool of mortgage loans on which timely payment of inter-est and principal is guaranteed by the U.S. Gov-ernment. The fund also may invest in securities issued by U.S. Government agencies or instrumen-talities that are not backed by the full faith and credit of the U.S. Government; in short-term debt securities of private issuers (including certificates of deposit, bankers' acceptances, and commercial paper rated A-1 by S&P or Prime-1 by Moody's); and in securities issued by finan-cial

--------------------------------------------------------------------------------

                       institutions such as commercial banks, savings and loan associations, mortgage bankers and secu-rities broker-dealers which represent a direct or indirect interest in a pool of mortgages. See "Certain Securities and Investment Techniques" below. See also the statement of additional in-formation. The fund may not purchase any security other than a U.S. Government security or a short-term debt security described above, that is not rated AAA by S&P or Aaa by Moody's (or that has not received a rating but is determined to be of comparable quality by Capital Research and Man-agement Company). However, if the rating of a se-curity currently being held by the fund is re-duced below AAA or Aaa the fund is not required to dispose of the security.

 The Cash Management   CASH MANAGEMENT FUND The investment objective of
       Fund seeks to   the Cash Management Fund is high current yield
    provide you with   while preserving capital. It seeks to achieve
  high current yield   this objective by investing in high quality money
    while preserving   market instruments that mature, or may be re-
            capital.   deemed or resold, in 13 months or less (25 months
                       or less in the case of U.S. Government securi-
                       ties). The fund invests only in such instruments that are determined, in accordance with proce-dures established by the Series' Board of Trust-ees, to present minimal credit risks. The fund's investments may include, but are not limited to, commercial paper rated in the highest rating cat-egory by Moody's Investors Service, Inc. and
                       Standard & Poor's Corporation, instruments is-sued, guaranteed or insured by the U.S. Govern-ment, its agencies or instrumentalities as to the payment of principal and interest, and other se-curities rated in the highest two categories by either Moody's or S&P, provided the issuer has commercial paper rated in the highest rating cat-egory by Moody's or S&P. The fund also may enter into repurchase agreements. See "Certain Securi-ties and Investment Techniques" below. See also the statement of additional information.

                       Although there is no guarantee that the fund's investment objective will be achieved, invest-ments in the Cash Management Fund should present the least market risk of any of the funds because it invests only in high-quality short-term debt obligations. However, an investment in this fund is subject to the risks of changes in market in-terest rates and of the economy as a whole. Note that the return on an investment in the Cash Man-agement Fund should not be the same as the return on an investment in a money market fund which is available directly to the public, even where gross yields are equivalent, due to the fees im-posed at the Contract level. The Cash Management Fund yield for the seven days ended November 30, 1994 was 3.58% on an annualized basis.

--------------------------------------------------------------------------------

  CERTAIN SECURITIES   PORTFOLIO TURNOVER With respect to all funds,
      AND INVESTMENT   portfolio changes will be made without regard to
          TECHNIQUES   the length of time a particular investment may
                       have been held. Under certain market conditions,
  The seven funds of   the investment policies of the High-Yield Bond
   the Series invest   Fund, the Asset Allocation Fund and the U.S.
   in a wide variety   Government/AAA-Rated Securities Fund may result
 of securities which   in higher portfolio turnover than those of the
      are subject to   other funds, although no fund's annual portfo-
  varying degrees of   lio turnover rate is expected to exceed 100%. A
               risk.   100% annual portfolio turnover rate would occur,
                       for example, if all the investments in a fund's portfolio (exclusive of securities with less than one year to maturity) were replaced in a period of one year. High portfolio turnover involves correspondingly greater brokerage commissions, to the extent such commissions are payable, and other transaction costs, which will be borne di-rectly by the fund involved.

                       RISKS OF INVESTING IN STOCKS AND BONDS Those funds that invest in stocks or securities con-vertible into stocks are subject to various stock market related risks. For example, these funds are subject to the possibility that stock prices in general will decline over short or even ex-tended periods.

                       The market values of fixed-income securities such as bonds tend to vary inversely with the level of interest rates -- when interest rates rise, their values generally will decline; when interest rates decline, their values generally will rise. Under normal market conditions longer term secu-rities yield more than short term securities but are subject to greater price fluctuations. Fluc-tuations in the value of a fund's investments will be reflected in the fund's net asset value per share.

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obli-gations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and inter-est by the U.S. Treasury (such as securities is-sued by the Government National Mortgage Associa-tion which are commonly known as "GNMA certifi-cates," (described below) and Federal Housing Ad-ministration debentures). In these securities, the payment of principal and interest is uncondi-tionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to varia-tions in market value due to fluctuations in in-terest rates, but, if held to maturity, will be paid in full.

                       Securities issued by U.S. Government instrumen-talities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the dis-cretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing gov-ernment agency or instrumentality. These agencies and instrumentalities include, but are not lim-ited to, Federal Land Banks, Farmers Home Admin-istration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

                       MORTGAGE-RELATED SECURITIES The funds may invest in various types of mortgage-related securities and the U.S. Government/AAA-Rated Securities
                       Fund expects to invest substantially in these se-curities. Mortgage-related securities may be is-sued by governmental agencies (such as the GNMA or the Federal Home Loan Mortgage Corporation ("FHLMC")), by the Federal National Mortgage As-sociation ("FNMA"), which is a federally chart-ered and privately-owned corporation, or by pri-vate financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or sepa-rate trusts or affiliates of such institutions established to issue these securities).

--------------------------------------------------------------------------------

                       Most mortgage-related securities, including the securities issued by GNMA, FHLMC and FNMA, are so-called "pass-through" securities representing interests in a pool of underlying mortgage loans, on which the regular interest and principal pay-ments (including any prepayments) are passed through to the holder of the securities. Although the mortgage loans in a pool will have stated ma-turities of up to 30 years, due to both normal principal repayment and prepayments, the average effective maturities of these securities will vary and will tend to rise when interest rates fall and to fall when interest rates rise. Their value also may change due to changes in the mar-ket's perception of the credit worthiness of the entity that issues or guarantees them. For addi-tional information regarding mortgage-related se-curities see the statement of additional informa-tion.

                       MONEY MARKET INSTRUMENTS These are shorter-term debt securities generally maturing in one year or less which include (1) commercial paper (short-term notes (up to 9 months) issued by corporations or governmental bodies), (2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less), and (4) savings association obligations (certificates of deposit issued by savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

                       REPURCHASE AGREEMENTS The funds may enter into repurchase agreements, under which a fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must main-tain with the Series' custodian collateral equal to at least 100% of the repurchase price includ-ing accrued interest, as monitored daily by Capi-tal Research and Management Company. A fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Re-search and Management Company. If the seller un-der the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREE-MENTS AND "ROLL" TRANSACTIONS The funds may pur-chase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment ob-ligation and interest rate are fixed at the time of the transaction but the settlement is de-layed). These transactions may involve either corporate or government securities. A fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As a fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. Should the market values of a fund's portfolio securities decline while the fund is in this po-sition, greater depreciation would likely occur than were it not in such a position.

                       The U.S. Government/AAA-Rated Securities Fund also may enter into "roll" transactions, which consist of the sale of GNMA certificates or

--------------------------------------------------------------------------------

                       other securities together with a commitment (for which the fund typically receives a fee) to pur-chase similar, but not identical securities at a future date.

                       Each fund will segregate liquid assets such as cash, U.S. Government securities or other appro-priate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions.

                       INVERSE FLOATING RATE NOTES The U.S.
                       Government/AAA-Rated Securities Fund may invest to a very limited extent in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direc-tion of prevailing interest rates (often as a multiple of changes in prevailing rates); thus, a change in prevailing interest rates will often result in a greater change in the instruments' interest rates. As a result, the maturities of these instruments may have a greater degree of volatility than other types of interest-bearing securities.

                       INVESTING AROUND THE WORLD The Asset Allocation Fund, the Growth Fund, the Growth-Income Fund, the High-Yield Bond Fund and the International Fund may invest in the securities of issuers dom-iciled outside the U.S. Of course, investing out-side the U.S. involves special risks caused by, among other things: fluctuating currency values; different accounting, auditing, and financial re-porting regulations and practices in come coun-tries; changing local and regional economic, po-litical, and social conditions; differing securi-ties market structures; and various administra-tive difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, global investing also can reduce certain portfolio risks due to greater diversification opportunities. In addition, the U.S. Government/AAA-Rated Securi-ties Fund also may invest in the securities of issuers domiciled outside the U.S.; however, these securities must be dollar denominated and highly liquid. Accordingly, while the risks men-tioned above are still present, they are present to a lesser extent.

                       Additional costs could be incurred in connection with the funds' investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the funds will bear certain expenses in connection with their currency trans-actions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS The Growth Fund, High-Yield Bond Fund and International Fund have the ability to hold a portion of their assets in U.S. dollars and other currencies and to enter into certain currency contracts in connection with investing in non-U.S. dollar denominated securities. The Growth Fund does not currently intend to enter into currency contracts other than foreign ex-change contracts which will be used to facilitate settlements of trades.

                       The High-Yield Bond Fund and International Fund, in addition to entering into foreign exchange contracts, may enter into forward currency con-tracts to hedge against changes in currency ex-change rates relative to the U.S. dollar. Howev-er, there is no assurance that the use of forward currency contracts will be successful. Moreover, due to the expenses involved, these funds will not generally attempt to protect against all po-tential changes in exchange rates. For additional information, see "Currency Transactions" in the statement of additional information.

--------------------------------------------------------------------------------

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic in-vestment philosophy of Capital Research and Man-agement Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund as-sets. Under this system the portfolios of the funds are divided into segments which are managed by individual counselors. Each counselor decides how the segment will be invested (within the lim-its provided by each fund's objective(s) and pol-icies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's re-search professionals make investment decisions with respect to a portion of the fund's portfo-lio. The primary portfolio counselors for the Se-ries are listed below.


                                                                                                           YEARS OF EXPERIENCE AS
                                                                                                          INVESTMENT PROFESSIONAL
                                                                                                                (APPROXIMATE)
                                                                    YEARS OF EXPERIENCE AS             WITH CAPITAL
                                                                    PORTFOLIO COUNSELOR                RESEARCH AND
      PORTFOLIO                                                        FOR THE FUNDS                    MANAGEMENT
      COUNSELORS                                                         INDICATED                    COMPANY OR ITS      TOTAL
     FOR THE FUND                PRIMARY TITLE(S)                      (APPROXIMATE)                    AFFILIATES        YEARS
---------------------------------------------------------------------------------------------------------------------------------
 James F. Rothenberg     President and Trustee of the Series.     Asset Allocation Fund--1 year;            25             25
                         President and Director, Capital          Growth Fund--3 years
                         Research and Management Company
---------------------------------------------------------------------------------------------------------------------------------

 James K. Dunton         Senior Vice President of the Series.     Growth-Income Fund--since the             33             33
                         Senior Vice President and Director,      fund began operations in 1984
                         Capital Research and Management
                         Company
---------------------------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine      Senior Vice President of the Series.     Asset Allocation Fund--since the          28             43
                         Senior Vice President and Director,      fund began operations in 1989;
                         Capital Research and Management          U.S. Government Fund--since the
                         Company                                  fund began operations in 1985
---------------------------------------------------------------------------------------------------------------------------------
 Claudia P. Huntington   Vice President of the Series.            Growth Fund--1 year (plus 5 years         17             19
                         Senior Vice President,                   as a research professional prior to
                         Capital Research Company*                becoming a portfolio counselor for
                                                                  the fund); Growth-Income Fund--
                                                                  1 year (plus 5 years as a research
                                                                  professional prior to becoming a
                                                                  portfolio counselor for the fund);
                                                                  Asset Allocation Fund--less than
                                                                  1 year
---------------------------------------------------------------------------------------------------------------------------------
 Dina N. Perry           Vice President of the Series.            Asset Allocation Fund--1 year;             3             28
                         Vice President, Capital Research         Growth-Income Fund--3 years
                         and Management Company
---------------------------------------------------------------------------------------------------------------------------------
 John H. Smet            Vice President of the Series.            U.S. Government Fund--3 years             12             13
                         Vice President, Capital Research
                         and Management Company
---------------------------------------------------------------------------------------------------------------------------------
 Stephen E. Bepler       Senior Vice President and Director,      International Fund--since the             22             29
                         Capital Research Company*                fund began operations in 1990
---------------------------------------------------------------------------------------------------------------------------------
 David C. Barclay        Executive Vice President, Capital        High-Yield Bond Fund--2 years              7             14
                         Research Company*
---------------------------------------------------------------------------------------------------------------------------------
 Martial Chaillet        Senior Vice President, Capital           International Fund--2 years               23             23
                         Research Company*
---------------------------------------------------------------------------------------------------------------------------------
 Gordon Crawford         Senior Vice President and Director,      Growth Fund--1 year (plus 5 years         24             24
                         Capital Research Company*                as a research professional prior
                                                                  to becoming a portfolio counselor
                                                                  for the fund)
---------------------------------------------------------------------------------------------------------------------------------
 James E. Drasdo         Senior Vice President and Director,      Growth Fund--8 years;                     18             23
                         Capital Research and Management          Growth-Income Fund--1 year
                         Company
---------------------------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace      Executive Vice President, Capital        International Fund--1 year                10             10
                         Research Company*
---------------------------------------------------------------------------------------------------------------------------------
 Janet A. McKinley       Senior Vice President, Capital           International Fund--4 years               13             19
                         Research Company*
---------------------------------------------------------------------------------------------------------------------------------
 George A. Miller        Senior Vice President and Director,      Asset Allocation Fund--since the          20             34
                         Capital Research and Management          fund began operations in 1989
                         Company
---------------------------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell     Senior Vice President and Director,      Growth-Income Fund--5 years               20             23
                         Capital Research and Management          (plus 1 year as a research
                         Company                                  professional prior to becoming a
                                                                  portfolio counselor for the fund)
---------------------------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal        Vice President, Capital Research         Growth Fund--4 years (plus 4 years        10             10
                         and Management Company                   as a research professional prior
                                                                  to becoming a portfolio counselor
                                                                  for the fund)
---------------------------------------------------------------------------------------------------------------------------------
 Richard T. Schotte      Senior Vice President, Capital           High-Yield Bond Fund--8 years             17             28
                         Research and Management Company
---------------------------------------------------------------------------------------------------------------------------------
 Susan M. Tolson         Vice President, Capital Research         High-Yield Bond Fund--less than            5              7
                         Company*                                 1 year (plus 2 years as a research
                                                                  professional prior to becoming a
                                                                  portfolio counselor for the fund)
---------------------------------------------------------------------------------------------------------------------------------
* Company affiliated with Capital Research and Management Company.
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          DIVIDENDS,   It is the Series' policy to distribute to the
   DISTRIBUTIONS AND   shareholders (the insurance company separate ac-
               TAXES   counts) all of its net investment income and cap-
                       ital gains realized during each fiscal year.

          The Series   Each fund of the Series is subject to asset di-
      distributes to   versification regulation prescribed by the U.S.
    shareholders all   Treasury Department under the Code. These regula-
      its income and   tions generally provide that, as of the end of
       capital gains   each calendar quarter or within 30 days thereaf-
     realized during   ter, no more than 55% of the total assets of the
   each fiscal year.   fund may be represented by any one investment, no
                       more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this pur-pose, all securities of the same issuer are con-sidered a single investment. Furthermore, each U.S. Government agency or instrumentality is treated as a separate issuer. There are also al-ternative diversification tests which may be sat-isfied by the funds under the regulations. The
                       Series intends to comply with the diversification regulations. If a fund should fail to comply with these regulations, Contracts invested in that fund shall not be treated as annuity, endowment or life insurance contracts under the Code.

                       See the applicable Contract prospectus for infor-mation regarding the federal income tax treatment of the Contracts and distributions to the sepa-rate accounts.

                       FEDERAL TAXES Each fund of the Series intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its net investment income and real-ized capital gains, the fund itself is relieved of federal income tax.

                FUND   FUND ORGANIZATION The Series, an open-end invest-
    ORGANIZATION AND   ment company, was organized as a Massachusetts
          MANAGEMENT   business trust in 1983. The Series' Board of
                       Trustees is responsible for the overall supervi-sion of the Series' operations and performs vari-ous duties. Members of the board who are not em-ployed by Capital Research and Management Company or its affiliates are paid for services rendered to the Series as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Series. The
                       Board of Trustees has approved the retention of the companies listed below to provide certain services to the Series.

                       INVESTMENT ADVISER Capital Research and Manage-ment Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the Series and other mutual funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92621. See the statement of additional information under "Management" for a listing of these funds.

                       Capital Research and Management Company manages the investment portfolio and business affairs of the Series and receives a monthly fee as compen-sation for its services pursuant to an Investment Advisory and Service Agreement. The fee, which is accrued daily, is based on the net assets of each fund as indicated below.

                       Growth Fund: 0.60% of the first $30 million, plus 0.50% greater than $30 million but not exceeding $600 million, plus 0.45% greater than $600 mil-lion but not exceeding $1.2 billion, plus 0.42% greater than $1.2 billion but not exceeding $2.0 billion, plus 0.37% in excess of $2.0 billion;

--------------------------------------------------------------------------------

                       International Fund: 0.90% of the first $60 mil-lion, plus 0.78% greater than $60 million but not exceeding $600 million, plus 0.60% in excess of $600 million;

                       Growth-Income Fund: 0.60% of the first $30 mil-lion, plus 0.50% greater than $30 million but not exceeding $600 million, plus 0.45% greater than $600 million but not exceeding $1.5 billion, plus 0.40% greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% in excess of $2.5 bil-lion;

                       Asset Allocation Fund: 0.60% of the first $30 million, plus 0.50% greater than $30 million but not exceeding $600 million, plus 0.42% in excess of $600 million;

                       High-Yield Bond Fund: 0.60% of the first $30 mil-lion, plus 0.50% greater than $30 million but not exceeding $600 million, plus 0.46% in excess of $600 million;

                       U.S. Government/AAA-Rated Securities Fund: 0.60% of the first $30 million, plus 0.50% greater than $30 million but not exceeding $600 million, plus 0.40% in excess of $600 million;

                       Cash Management Fund: 0.50% of the first $100 million, plus 0.42% greater than $100 million but not exceeding $400 million, plus 0.38% in excess of $400 million.

                       The compensation paid to the Investment Adviser for the most recent fiscal year as a percentage of average net assets amounted to the follow-ing: Growth Fund -- .46%; International Fund -- .69%; Growth-Income Fund -- .44%; Asset Alloca-tion Fund -- .50%; High-Yield Bond Fund -- .51%; U.S. Government/AAA-Rated Securities Fund -- .51%; and Cash Management Fund -- .46%.

                       Capital Research and Management Company is a wholly owned subsidiary of the The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Re-search and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal in-vesting policy that is consistent with the recom-mendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Order for the Series' portfolio securities transactions are placed by Capital Research and Management Company which strives to obtain the best available prices, tak-ing into account the costs and quality of execu-tions. There is no agreement or commitment to place orders with any broker-dealer. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own ac-count without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securi-ties are usually purchased at a fixed price which includes an amount of compensation to the un-derwriter, generally referred to as the under-writer's concession or discount. On occasion, se-curities may be purchased directly from an issu-er, in which case no commissions or discounts are paid.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold Contracts or have pro-vided investment research, statistical and other related services for the benefit of the Series and/or of other funds served by Capital Research and Management Company.

--------------------------------------------------------------------------------

                       SHAREHOLDER VOTING RIGHTS All shares of the Se-ries have equal voting rights and are entitled to one vote per share with proportional voting for fractional shares. There will not usually be a shareholder meeting in any year, except, for ex-ample, when the election of the board is required to be acted upon by shareholders under the In-vestment Company Act of 1940.

                       In matters which only affect a particular fund, the matter shall have been effectively acted upon by a majority vote of that fund even though: (1) the matter has not been approved by a majority vote of any other fund; or (2) the matter has not been approved by a majority vote of the Series.

                       The insurance company separate accounts, as the shareholders of the Series, have the right to vote Series shares at any meeting of sharehold-ers. However, the Contracts provide that the sep-arate accounts will vote Series shares in accor-dance with instructions received from owners of the Contracts. See the applicable Contract pro-spectus for information regarding Contract own-ers' voting rights. Since the funds use a com-bined prospectus, each fund may be liable for misstatements, inaccuracies, or incomplete dis-closure concerning any other fund contained in this prospectus.

       PURCHASES AND   Shares of the Series are currently offered only
         REDEMPTIONS   to insurance company separate accounts which fund
           OF SHARES   the Contracts. All such shares may be purchased
                       or redeemed by the separate accounts at net asset value, without any sales or redemption charges.
                       Such purchases and redemptions are made subse-quent to corresponding purchases and redemptions of units of the separate accounts without delay.

                       Except in extraordinary circumstances and as per-missible under the 1940 Act, the redemption pro-ceeds will be paid on or before the seventh day following the request for redemption.

                       PRICE OF SHARES The net asset value per share is calculated once daily at the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of each fund's total assets, less all lia-bilities, is divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share. For a more com-plete description of the procedures involved in valuing assets, see the statement of additional information.

                                   APPENDIX

                          DESCRIPTION OF BOND RATINGS

  Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Aa -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"Ca -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

  Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

                 [RECYCLE LOGO]   This prospectus has been printed on recycled
                                  paper that meets the guidelines of the United
                                  States Environmental Protection Agency

                     AMERICAN VARIABLE INSURANCE SERIES
                 PROSPECTUS SUPPLEMENT DATED JANUARY 2, 1996
                     TO PROSPECTUS DATED APRIL 1, 1995

A new fund, the Bond Fund, has been established for American Variable Insurance Series. The Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

The Bond Fund will be available through The American Legacy and the American Legacy II variable annuity contracts beginning January 2, 1996. However, as of the date of this Prospectus Supplement, the Bond Fund will not be available in Connecticut, District of Columbia, Massachusetts, Montana, New Hampshire, North Dakota, South Carolina, Vermont or West Virginia until necessary regulatory approvals are obtained in those states. Please consult your investment dealer for current information about the Bond Fund's availability.

The investment objective of the Bond Fund is to provide as high a level of current income as is consistent with the preservation of capital. The fund invests in a broad variety of fixed-income securities, including marketable corporate debt securities, loan participations, U.S. Government securities, mortgage-related securities, other asset backed securities and cash or money market instruments. Normally, at least 65% of the fund's assets will be invested in bonds. (For this purpose, bonds are considered any debt securities having initial maturities in excess of one year.) In addition, the fund may invest up to 20% in preferred stocks.

At least 65% of the value of the fund's assets, measured at the time of purchase, must be invested in securities that are rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation (all ratings discussed below refer to those assigned by these two ratings agencies) or, if not rated by either of these rating agencies, determined by Capital Research and Management Company as being of investment quality equivalent to securities rated Baa/BBB or better. Securities rated Baa or BBB have speculative characteristics. See the Appendix to the Prospectus for a description of the various bond ratings.

At least 35% of the value of the fund's assets, measured at the time of purchase, must be invested in securities that are rated A or better or, if not rated, determined as being of equivalent quality.

Up to 35% of the assets of the fund may be invested in debt securities rated Ba/BB or below, or in unrated securities that are determined to be of equivalent quality. These securities may be rated as low as Ca by Moody's or CC by S&P.

Securities rated Ba or BB or below or unrated securities that are determined to be of equivalent quality (commonly known as "junk" or "high-yield, high-risk" bonds) are subject to special review before purchase. These bonds are considered speculative and typically are subject to greater market fluctuations and risk of loss of income and principal due to default by the issuer than are investments in lower yielding, higher-rated bonds. See "High-Yield Bond Fund - Risks of Investing in High-Yield, High-Risk Securities" in the Prospectus and the statement of additional information.

The fund may invest in fixed-income securities of corporations or governmental entities outside the U.S.; however, no more than 20% of the fund's assets, measured at the time of purchase, will be invested in non-U.S. dollar denominated securities. The fund may purchase or sell various currencies on either a spot or forward basis in connection with non-U.S. dollar investments. See "Certain Securities and Investment Techniques - Currency Transactions" in the Prospectus.

The fund may invest up to 20% of its assets, measured at the time of purchase, in issuers domiciled in, or governments of, developing countries. See "Certain Securities and Investment Techniques - Investing Around the World" in the Prospectus for a description of developing countries.

The fund may purchase securities on a delayed delivery or "when-issued" basis, enter into firm commitment agreements and enter into "roll" transactions. The fund may also invest to a very limited extent in inverse floating rate notes. See "Certain Securities and Investment Techniques" in the Prospectus. See also the statement of additional information.

The primary individual portfolio counselors for the Bond Fund are Abner D. Goldstine, John H. Smet and Richard T. Schotte. See "Certain Securities and Investment Techniques - Multiple Portfolio Counselor System" in the Prospectus.

The investment advisory fee to be received by Capital Research and Management Company for managing the portfolio and business affairs of the Bond Fund is based on the net assets of the Bond Fund as follows: 0.60% of the first $30 million, plus 0.50% in excess of $30 million. See "Series Organization and Management" in the Prospectus.

    PLEASE KEEP THIS PROSPECTUS SUPPLEMENT WITH YOUR COPY OF THE PROSPECTUS.


                       AMERICAN VARIABLE INSURANCE SERIES

                                   Part B
                    Statement of Additional Information
                              JANUARY 2, 1996

         This document is not a prospectus but should be read in conjunction with the current prospectus of American Variable Insurance Series (the "Series") dated January 2, 1996. The prospectus may be obtained from your investment dealer or financial planner or by writing to the Series at the following address:

                      American Variable Insurance Series
                           Attention:  Secretary
                           333 South Hope Street
                           Los Angeles, CA  90071
                               (213) 486-9200


                               TABLE OF CONTENTS

ITEM                                                              PAGE NO.

INVESTMENT POLICIES                                                1

INVESTMENT RESTRICTIONS                                            7

SERIES OFFICERS AND TRUSTEES                                      12

TRUSTEE COMPENSATION                                              12

MANAGEMENT                                                        16

PRICE OF SHARES                                                   17

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                        18

EXECUTION OF PORTFOLIO TRANSACTIONS                               19

GENERAL INFORMATION                                               20

APPENDIX                                                          21

FINANCIAL STATEMENTS                                              ATTACHED


                              INVESTMENT POLICIES

     The discussion below is intended to supplement the information contained in the prospectus.

GROWTH FUND, GROWTH-INCOME FUND, ASSET ALLOCATION FUND, HIGH-YIELD BOND FUND AND BOND FUND

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES:

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk securities can be sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, each fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and each fund's net asset value.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, each fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of each fund's assets. If a fund experiences unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing each fund's rate of return.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely each fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

GROWTH FUND, INTERNATIONAL FUND, HIGH-YIELD BOND FUND AND BOND FUND

CURRENCY TRANSACTIONS -- The Growth Fund, the International Fund, the High-Yield Bond Fund and the Bond Fund have the ability to hold a portion of their assets in U.S. dollars and other currencies and to enter into certain currency contracts (on either a spot or forward basis) in connection with investing in non-U.S. dollar denominated securities. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The funds might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends or has contracted to purchase.

     The Growth Fund does not currently intend to engage in any transactions other than purchasing and selling currencies and foreign exchange contracts which will be used to facilitate settlement of trades. For example, the fund might purchase a currency or enter into a foreign exchange contract to preserve the U.S. dollar price of securities it has contracted to purchase.

     The International Fund, in addition to purchasing and selling currencies and entering into foreign exchange contracts, may enter into forward currency contracts to hedge against changes in currency exchange rates relative to the U.S. dollar. For example, the fund might enter into a forward currency contract to protect against an anticipated decline in value of a foreign currency against the U.S. dollar when it holds securities denominated in that foreign currency.

     The High-Yield Bond Fund and the Bond Fund may enter into the transactions described above and may also enter into exchange-traded futures contracts relating to foreign currencies ("currency contracts") in connection with investments in securities of foreign issuers in anticipation of, or to protect against, fluctuations in exchange rates. In addition, forward currency contracts may be used by these funds to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An exchange-traded futures contract relating to foreign currency is similar to a forward foreign currency contract but has a standardized size and exchange date. Although currency contracts typically will involve the purchase and sale of a currency against the U.S. dollar, these funds also may enter into currency contracts not involving the U.S. dollar. In connection with these futures transactions, the Series has filed a notice of eligibility with the Commodities Futures Trading Association ("CFTC") that exempts the Series from CFTC registration as a "commodity pool operator" as defined under the Commodities Exchange Act. Pursuant to this notice, these funds will observe certain CFTC guidelines with respect to its futures transactions that, among other things, require these funds to use futures for bona fide "hedging" purposes only (as defined by CFTC rules) and to limit initial margin deposits to no more than 5% of its net assets.

     The High-Yield Bond Fund and the Bond Fund may attempt to accomplish objectives similar to those involved in their use of currency contracts by purchasing put or call options on currencies. A put option gives the funds, as purchasers, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the funds, as purchasers, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The funds might purchase a currency put option, for example, to protect themselves during the contract period against a decline in the U.S. dollar value of a currency in which they hold or anticipate holding securities. If the currency's value should decline against the U.S. dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the U.S. dollar, any gain to the funds would be reduced by the premium they had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the U.S. dollar of a currency in which the funds anticipate purchasing securities.

     Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The High-Yield Bond Fund and Bond Fund will not purchase an OTC option unless it is believed that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation which guarantees performance. Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

     To avoid having an amount greater than its net assets subject to market risk in connection with currency contract transactions, each fund will segregate cash, cash equivalents, or high quality debt instruments in an amount equal to the value of the currency it has committed to purchase.

ASSET ALLOCATION FUND, BOND FUND AND U.S. GOVERNMENT/AAA-RATED SECURITIES FUND

GNMA CERTIFICATES, FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS, OTHER MORTGAGE-RELATED SECURITIES -- The funds may purchase certificates issued by the Government National Mortgage Association ("GNMA") and the U.S. Government/AAA-Rated Securities Fund expects to invest in these securities. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

     The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     The funds may invest in mortgage-related securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue the securities) including collateralized mortgage obligations ("CMO's") and mortgage-backed bonds. CMO's (including real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986, as amended) are issued in series that are made up of a group of bonds that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of principal and interest are dedicated to payment of principal and interest on the bonds in the series.
Each class of bonds in the series may have a different maturity than the other classes of bonds in the series, bear a different coupon and have a different priority in receiving payments. The different maturities come from the fact that all principal payments, both regular principal payments as well as any prepayment of principal, are passed through first to the holders of the class with the shortest maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. As a result, an acceleration in the rate of prepayments that may be associated with declining interest rates shortens the expected life of each class, with the greatest impact on those classes with the shortest maturities. Similarly, should the rate of prepayments slow down, as may happen in times of rising interest rates, the expected life of each class lengthens, again with the greatest impact on those classes with the shortest maturities. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal repayments on the underlying collateral. In these series the classes having proportionally greater interests in principal repayments generally would be more affected by an acceleration (or slowing) in the rate of prepayments.

     Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMO's). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

BOND FUND AND U.S. GOVERNMENT/AAA-RATED SECURITIES FUND

REVERSE REPURCHASE AGREEMENTS -- Although the Bond Fund and the U.S. Government/AAA-Rated Securities Fund have no current intention of doing so during the next 12 months, each fund is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. Each fund will maintain in a segregated account with its custodian cash, cash equivalents or U.S. Government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940 (the "1940 Act"), reverse repurchase agreements may be considered borrowings by a fund. The use of reverse repurchase agreements by each fund creates leverage which increases the funds' investment risk. As the funds' aggregate commitments under these reverse repurchase agreements increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the funds' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

ASSET ALLOCATION FUND, HIGH-YIELD BOND FUND, BOND FUND AND U.S.
GOVERNMENT/AAA-RATED SECURITIES FUND

LOANS OF PORTFOLIO SECURITIES -- Although the Asset Allocation Fund, the High-Yield Bond Fund, the Bond Fund and the U.S. Government/AAA-Rated Securities Fund have no current intention of doing so during the next 12 months, these funds are authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by Capital Research and Management Company (the "Investment Adviser"). The borrower must maintain with the Series' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. Each fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. Each fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. Each fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, determined at the time any such loan is made.

PORTFOLIO TRADING OF FIXED-INCOME SECURITIES -- The funds intend to engage in portfolio trading of fixed-income securities when it is believed that the sale of a fixed-income security owned and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

"ROLL" TRANSACTIONS -- Although the Asset Allocation Fund, the High-Yield Bond Fund, the Bond Fund and the U.S. Government/AAA-Rated Securities Fund have no current intention of doing so during the next 12 months, these funds may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which a fund may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the funds. The funds will segregate liquid assets such as cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (I.E., it will have an amount greater than its net assets subject to market risk). Should market value of a fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the funds' aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

HIGH-YIELD BOND FUND AND BOND FUND

LOAN PARTICIPATIONS The High-Yield Bond Fund and the Bond Fund may each invest up to 10% of their assets in loan participations. These participations, which can also include loan assignments, typically involve loans made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes which may be secured or unsecured, and will vary in term and legal structure. Typically, price quotations with respect to loan participations are available from the originating bank (the bank that makes the underlying loan). The originating bank also serves as the market maker for the resale of loan participations. When purchasing such instruments, a fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. In addition, if the loan is foreclosed, a fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations generally are not rated by major rating agencies and may not be protected by the securities laws. Also, loan participations may be liquid or illiquid. To the extent these instruments are illiquid, each fund may have difficulty determining their value or selling the instruments as generally there is no secondary market. Each fund will purchase these instruments only to the extent that such a purchase would be consistent with each fund's investment policies regarding debt securities and/or illiquid securities.

     In determining whether to purchase a particular loan participation, the Investment Adviser will take into account all relevant factors including the instrument's potential volatility, liquidity and risks (including whether the fund could be put in an undesirable position as lender and/or owner of collateral).

CASH MANAGEMENT FUND

     The Cash Management Fund seeks to achieve its investment objective by investing in a diversified selection of money market instruments, and the other funds generally will invest a portion of their assets in money market instruments. These money market instruments include the following:

1. Commercial Paper: Short-term notes (up to nine months) issued by companies or governmental bodies. The Cash Management Fund may only purchase commercial paper judged by the Investment Adviser to be of suitable investment quality. This includes (a) commercial paper that is rated in the two highest categories by Standard & Poor's Corporation and by Moody's Investors Service, Inc. or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Fund. (No more than 5% of the Cash Management Fund's assets may be invested in commercial paper rated in the second highest rating category by either Moody's or Standard & Poor's; no more than the greater of 1% of the Cash Management Fund's assets or $1 million may be invested in such securities of any one issuer.) See the Appendix for a description of the ratings. The commercial paper in which the Cash Management Fund may invest includes variable amount master demand notes. Variable amount master demand notes permit the Cash Management Fund to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participations. Investments in these instruments are limited to those that have a demand feature enabling the Cash Management Fund unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. (Generally, the Cash Management Fund attempts to invest in instruments having a one-day notice provision). In connection with master demand note arrangements, the Investment Adviser, subject to the direction of the Trustees, monitors on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Investment Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's. The Cash Management Fund may invest in them only if it is deemed that at the time of investment the notes are of comparable quality to the other commercial paper in which the Cash Management Fund may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Investment Adviser has reason to believe that the borrower could not make timely repayment upon demand.

2. Commercial Bank Obligations: Certificates of deposit (interest-bearing time deposits), bankers acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) representing direct or contingent obligations of commercial banks with assets in excess of $1 billion, based on latest published reports or obligations issued by commercial banks with assets of less than $1 billion if the principal amount of such obligation is fully insured by the U.S. Government.

3. Corporate Bonds and Notes: The Cash Management Fund may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. The Cash Management Fund may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated as described above in "Commercial Paper."

4. Savings Association Obligations: Certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have assets in excess of $1 billion, based on latest published reports, or obligations issued by institutions with assets of less than $1 billion if the principal amount of such obligation is fully insured by the U.S. Government.

5. Floating Rate Obligations: These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Investment Adviser considers floating rate obligations to be liquid investments because a number of U.S. and non-U.S. securities dealers make active markets in these securities.

                            INVESTMENT RESTRICTIONS

     The Series has adopted certain investment restrictions for each fund which are fundamental policies and cannot be changed without approval by a majority of its outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

INVESTMENT RESTRICTIONS OF THE GROWTH FUND, INTERNATIONAL FUND, GROWTH-INCOME FUND, ASSET ALLOCATION FUND, HIGH-YIELD BOND FUND AND BOND FUND

     The Growth Fund, International Fund, Growth-Income Fund, Asset Allocation Fund, High-Yield Bond Fund and Bond Fund may not:

1. Invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the fund's total assets.

2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

3. Invest more than 25% of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

4. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the fund's total assets would be so invested.

5. Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

6. Purchase commodities or commodity contracts; except that the International Fund, Asset Allocation Fund, High-Yield Bond Fund and Bond Fund may engage in transactions involving currencies (including forward or futures contracts and put and call options).

7. Invest in companies for the purpose of exercising control or management.

8. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

9. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.

10. Purchase securities on margin.

11. Pledge or hypothecate the fund's assets.

12. Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

13. Invest in puts, calls, straddles, spreads or any combination thereof; except as described above in Investment Restriction number 6.

14. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization).

15. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

     Notwithstanding investment restriction number 14, the funds may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

     The International Fund and High-Yield Bond Fund may not invest more than 10% of the value of their total assets in securities which are restricted as to resale. The Growth Fund, Growth-Income Fund and Asset Allocation Fund may not invest more than 5% of the value of their total assets in securities which are restricted as to resale. As a condition to the acquisition of the type of securities mentioned herein, the funds will ordinarily require that the issuer of such securities shall agree to bear the expenses of registration under the Securities Act of 1933, if and when the funds desire to sell such securities. The need to effect such registration could result in a delay in disposing of such securities. The Bond Fund may not invest more than 10% of the value of its total assets in securities which are not readily marketable or engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933. These policies of the Series are not deemed fundamental policies and therefore may be changed without shareholder approval.

     To the extent a fund invests in non-U.S. securities, the Series has undertaken to the California Department of Insurance (which regulates certain contracts that use the Series as an underlying investment) to adhere to the following guidelines with respect to such investments:

1. The fund will have no more than 20% of its net asset value invested in securities of issuers located in any one country. An additional 15% of the fund's assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or the former West Germany.

2. The fund will be invested in a minimum of five different non-U.S. countries at all times. However, this minimum is reduced to four countries when non-U.S. investments comprise less than 80% of the fund's net asset value; to three countries when less than 60%; to two countries when less than 40% and to one country when less than 20%.

INVESTMENT RESTRICTIONS OF THE U.S. GOVERNMENT/AAA-RATED SECURITIES FUND

     The U.S. Government/AAA-Rated Securities Fund may not:

1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities")) if, immediately after and as a result of such investment, more than 5% of the value of the fund's total assets would be invested in securities of the issuer.

2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. Government securities or other securities to the extent they are backed by or represent interests in U.S. Government securities or U.S. Government-guaranteed mortgages.

3. Invest in companies for the purpose of exercising control or management.

4. Knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

5. Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.

6. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by the fund would exceed 10% of the value of the fund's total assets.

7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

8. Make loans, except that the fund may: (a) purchase readily marketable debt securities; (b) invest in repurchase agreements; (c) make loans of portfolio securities; and (d) enter into loan participations. The fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the fund, exceeds 10% of the value of its total assets.

9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets, except that the fund may enter into reverse repurchase agreements.

12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement.

13. Write, purchase or sell puts, calls or combinations thereof. Notwithstanding investment restriction number 4, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT FUND

     The Cash Management Fund may not:

1. Invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of fund's total assets.

2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

3. Invest more than 25% of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

4. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the fund's total assets would be so invested.

5. Make loans to others except for the purchase of the debt securities listed above. The fund may enter into repurchase agreements as described above.

6. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

7. Pledge or hypothecate the fund's assets.

8. Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short.

9. Invest in puts, calls, straddles, spreads or any combination thereof.

10. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization), real estate or commodities.

11. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

     Notwithstanding investment restriction number 10, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

     Notwithstanding investment restriction number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Fund has adopted a non-fundamental policy (that may be changed by the Board of Trustees without shareholder approval) of investing no more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. Government); provided however, that the Cash Management Fund may invest, as to 25% of its assets, more than 5% of its assets in certain high-quality securities (as defined in the Rule) of a single issuer for a period of up to three business days. Investment restriction number 9 above does not prevent the purchase by the Cash Management Fund of securities that have "put" or "stand-by" commitment features.

                             *   *   *   *   *   *

     To the extent that any fund is used with a variable life insurance contract sold in the state of California, it will limit its borrowing activities to (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, reverse repurchase agreements shall constitute borrowing. This policy is not deemed a fundamental policy and therefore may be changed without shareholder approval.

                          SERIES OFFICERS AND TRUSTEES
                       Trustees and Trustee Compensation
         (with their principal occupations during the past five years)#

NAME, ADDRESS AND AGE       POSITION WITH   PRINCIPAL OCCUPATION(S)     AGGREGATE COMPENSATION   TOTAL COMPENSATION   TOTAL

                            REGISTRANT    DURING PAST 5 YEARS#        (INCLUDING            FROM ALL FUNDS      NUMBER OF
                                                                      VOLUNTARILY DEFERRED   MANAGED BY CAPITAL   FUND BOARDS
                                                                      COMPENSATION/1/) FROM   RESEARCH AND        ON WHICH
                                                                      SERIES DURING FISCAL   MANAGEMENT          TRUSTEE
                                                                      YEAR ENDED 11/30/94    COMPANY/2/          SERVES/2/

 Charles H. Black           Trustee       Private investor and consultant;   $21,900               $102,300            4

 525 Alma Real Drive                      Former Executive Vice President

Pacific Palisades, CA 90272                 and Director, Kaiser Steel
 Age: 68                                  Corporation

+ H. Frederick Christie     Trustee       Private Investor;   Former President   $15,700               $135,583            18

 P. O. Box 144                            and Chief Executive Officer, The

 Palos Verdes, CA 90274                   Mission Group (non-utility holding

Age: 61                                   Company, subsidiary of Southern

                                          California Edison Company)

 Joe E. Davis               Trustee       Private Investor.  Former Chairman,   $23,100               $23,100             1

3436 Caribeth Drive                       Linear Corporation; former
Encino, CA 91436                          President and Chief Executive
 Age: 60                                  Officer, National Health
                                          Enterprises, Inc.

 Martin Fenton, Jr.         Trustee       Chairman, Senior Resource Group   none                  $93,050             15

 4350 Executive Drive                     (management of senior living
 Suite 101                                centers)
 San Diego, CA  92123
 Age: 59

++ Richard H. M. Holmes     Trustee       Retired.  Former Vice President,   $19,500               $19,500             4

 580 Laurent Road                         Capital Research and Management

Hillsborough, CA 94010                    Company
 Age:  69

Mary Myers Kauppila         Trustee       Founder and President, Energy   $15,700/3/            $67,200             4
286 Congress Street                       Investment, Inc.
Boston, MA 02110
 Age: 40

@* James F. Rothenberg      President and   President and Director, Capital   none/4/               none/4/             1

Age: 48                     Trustee       Research and Management
                                          Company

@* Thomas E. Terry          Chairman of   Retired.  Former Vice President and   none/4/               none/4/             3

Age: 57                     the Board     Secretary, Capital Research and

                                          Management Company

Leonard Weil                Trustee       Consultant, President Emeritus,   $23,100               $23,100             1

515 South Figueroa Street                 Manufacturers Bank.  Former
Los Angeles, CA 90071                     President, Manufacturers Bank
Age: 72


# Positions within the organizations listed may have changed during this period.

+ May be deemed an "interested person" of the Series due to membership on the board of directors of the parent company of a registered broker-dealer.

++ Not considered an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), but he does not participate on the Contracts or Nominating Committees due to his former affiliation with the Investment Adviser.

@ Trustees who are considered "interested persons as defined in the 1940 Act, on the basis of their affiliation with the Series' Investment Adviser, Capital Research and Management Company.

* Address is 333 South Hope Street, Los Angeles, CA 90071//

/1/ Amounts may be deferred by eligible trustees under a non-qualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages Anchor Pathway Fund which serves as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations. These amounts reflect the aggregate compensation paid during the most recent fiscal year of the funds involved.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the Series (plus earnings thereon) for participating Trustees is as follows: Mary Myers Kauppila ($16,089). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Series until paid to the Trustee.

/4/ James F. Rothenberg and Thomas E. Terry are affiliated with the Investment Adviser and, accordingly, receive no remuneration from the Series.

                                 OFFICERS
           (with their principal occupations during the past five years)#

 THOMAS E. TERRY, CHAIRMAN OF THE BOARD (see above).

 JAMES F. ROTHENBERG, PRESIDENT (see above).

* JAMES K. DUNTON, SENIOR VICE PRESIDENT
 Senior Vice President and Director - Capital Research and Management Company.

* ABNER D. GOLDSTINE, SENIOR VICE PRESIDENT
 Senior Vice President and Director - Capital Research and Management Company.

* MICHAEL J. DOWNER, VICE PRESIDENT.
Assistant General Counsel - Legal Division, The Capital Group Companies, Inc.; Secretary, Capital Research and Managment Company; Secretary, American Funds Distributors, Inc.

* CLAUDIA P. HUNTINGTON, VICE PRESIDENT.
 Senior Vice President, Capital Research Company.

** STEVEN N. KEARSLEY, VICE PRESIDENT AND TREASURER.
 Vice President and Treasurer, Capital Research and Management Company.

* DINA N. PERRY, VICE PRESIDENT.
 Vice President, Capital Research and Management Company.

 JOHN H. SMET, VICE PRESIDENT. 11100 Santa Monica Boulevard, Los Angeles, CA 90025. Vice President, Capital Research and Management Company.

* CHAD L. NORTON, SECRETARY.
 Vice President - Fund Business Management Group, Capital Research and Management Company.

* DAVID E. CARTER, ASSISTANT SECRETARY.
 Associate, Capital Research and Management Company.

** MARY C. CREMIN, ASSISTANT TREASURER.
Senior Vice President - Fund Business Management Group, Capital Research and Management Company.

** ROBERT P. SIMMER, ASSISTANT TREASURER.
 Vice President - Fund Business Management Group, Capital Research and Management Company.

__________________________________

# The principal occupation shown reflects the principal employment of each individual during the past five years. Corporate positions may, in some instances, have changed during this period.

* Address is 333 South Hope Street, Los Angeles, CA  90071.

** Address is 135 South State College Boulevard, Brea, CA 92621.

     All of the Officers listed above are officers of the Investment Adviser or its affiliated companies. No compensation is paid by the Series to any Officer or Trustee who is a director or officer of the Investment Adviser or its affiliated companies. The compensation paid by the Series to each unaffiliated Trustee is $15,000 per annum, plus $1,200 for each Board of Trustees meeting attended, plus $600 for each meeting attended as a member of a committee of the
Board of Trustees.   No pension or retirement benefits are accrued as part of
fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Series. The Series also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel.

     An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

     The Investment Adviser and its affiliated companies are responsible for approximately $100 billion of stocks, bonds and money market instruments and serve over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the Series and the Investment Adviser, unless sooner terminated, will continue in effect until November 30, 1995, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Series, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the Series for its acts or omissions in the performance of its obligations to the Series not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive, and related administrative functions of the Series, provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the office of the Series relating to the services furnished by the Investment Adviser. Subject to the expense agreement described below, the Series will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies; blue sky expenses (if any); expenses of shareholders' meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer, and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to Trustees unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the Series.

     The Agreement provides for an advisory fee reduction to the extent that each fund's annual ordinary net operating expenses, except the International Fund's, exceed 1 1/2% of the first $30 million of the average month-end total net assets of the fund and 1% of the average month-end total net assets in excess thereof. For the International Fund, the advisory fee will be reduced to the extent that its annual ordinary net operating expenses exceed 1 1/2% of its average month-end total net assets. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

     During the fiscal years ended November 30, 1994, 1993 and 1992, the Investment Adviser's total fees, respectively, amounted to the following:
Growth Fund $8,735,000, $7,048,000 and $4,746,000; International Fund
$8,330,000, $4,318,000 and $2,321,000; Growth-Income Fund $11,517,000,
$9,526,000 and $6,586,000; Asset Allocation Fund $3,129,000, $2,390,000 and
$1,411,000; High-Yield Bond Fund $2,022,000, $1,454,000 and $791,000; U. S.
Government/AAA-Rated Securities Fund $2,459,000, $2,238,000 and $1,532,000; and Cash Management Fund $905,000, $750,000 and $826,000.

     The Investment Adviser also serves as investment adviser to the following registered investment companies: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., Anchor Pathway Fund, The Bond Fund of America, Inc., Bond Portfolio for Endowments Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, Endowments, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, U.S. Government Securities Fund, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

                                PRICE OF SHARES

     The price paid for shares, the net asset value price, is calculated for each of the funds once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

1. Stocks, and convertible bonds and debentures traded on securities exchanges or the over-the-counter market are valued at the last reported sale price on the day of valuation, or, lacking any sales on that day, at the last-reported bid price.

2. Non-convertible bonds and debentures, and other long-term debt securities and Treasury notes normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available on the day of valuation; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at such prices for securities of comparable maturity, quality and type. Securities traded on exchanges outside the U.S. are valued at the last sale price on the day of valuation, or lacking any sales on that day, at the last-reported bid price. Short-term securities other than Treasury notes with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices or, if such prices are not available, at such prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Options on currencies purchased by the fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Futures contracts involving foreign currencies traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges or, lacking any sales, at the mean between the last reported bid and asked prices. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or over-the-counter market.

3. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective fund's total assets;

4. The value of any security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Series' officers;

5. There are deducted from the total assets, thus determined, the liabilities of the respective funds including proper accruals of expense items; and

6. The net assets of the respective fund so obtained is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the fund's net asset value per share.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     Each fund of the Series intends to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for the tax treatment afforded a regulated investment company under the Code, a fund must annually distribute at least 90% of its net investment income and certain short-term capital gains and meet certain diversification of assets and other requirements of the Code. If a fund qualifies for such tax treatment, it will not be subject to Federal income tax on the part of its ordinary income and its net realized capital gains which it distributes to shareholders. To meet the requirements of the Code, a fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which each fund controls and which are engaged in the same or similar trades or businesses. It is the Series' policy to distribute to the shareholders (the insurance company separate accounts) all of its net investment income and capital gains realized during each fiscal year.

     Under the Code, the Asset Allocation Fund's and the International Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

     The amount of any realized gain or loss of the Asset Allocation Fund and the International Fund on closing out a currency contract will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, currency contracts held by each fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Code Section 988 may also apply to currency contracts. Under
Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

     Each fund, except for Cash Management Fund, may be required to pay withholding and other taxes imposed by foreign countries which would reduce investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     In addition to the asset diversification and other requirements for qualification as a regulated investment company, the funds are subject to another set of asset diversification requirements applicable to insurance company separate accounts and their underlying funding vehicles. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issue of securities. The Series intends to comply with these regulations. If a fund should fail to comply with these regulations, Contracts invested in that fund shall not be treated as annuity, endowment or life insurance contracts under the Code.

     See the applicable Contract prospectus for information regarding the Federal income tax treatment of the Contracts and distributions to the separate accounts.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

     There are occasions on which portfolio transactions for the Series may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Series, they are effected only when the Investment Adviser believes that to do so is in the interest of the Series. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The Series will not pay a mark-up for research in principal transactions.

     Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings for the fiscal years ended November 30, 1994, 1993 and 1992, respectively, amounted to the following: Growth Fund $2,230,000, $1,927,000, and $1,484,000; International Fund $2,251,000, $1,078,000, and
$558,000; Growth-Income Fund $2,590,000, $2,218,000, and $1,733,000; Asset
Allocation Fund $628,000, $586,000, and $199,000; High-Yield Bond Fund $2,760,000, $2,123,000, and $748,000. No brokerage commissions were paid by the U.S. Government/AAA-Rated Securities Fund during those periods. Because all portfolio transactions for the Cash Management Fund were on a "net price" basis and involved short-term money market instrumets only, that fund did not pay any brokerage commissions during those periods.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the Series', including proceeds from the sale of shares of the Series and of securities in the Series portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian. Non-U.S. securities may be held by the Custodian in non-U.S. banks or securities depositories or foreign branches of U.S. banks.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the Series' independent accountants since March 18, 1991, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements, included in this Statement of Additional Information, have been so included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in auditing and accounting. Prior to March 18, 1991, KPMG Peat Marwick, 725 South Figueroa Street, Los Angeles, CA 90017, served as the Series' independent public accountants. The selection of the Series' independent accountant is reviewed and determined annually by the Board of Trustees.

REPORTS TO SHAREHOLDERS -- The Series' fiscal year ends November 30. Contract owners are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The financial statements included in the Annual Report are audited by the independent accounting firm of Price Waterhouse LLP.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the Series was organized, and California, where the Series' principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Series. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Series itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Series and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the Series or trustees. The Declaration of Trust provides for indemnification out of Series property of any shareholder personally liable for the obligations of the Series and also provides for the Series to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

     Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. The Series will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

REGISTRATION STATEMENT -- A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act, with respect to the Series. The prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits, to which reference is made for further information concerning the Series. Statements contained in the prospectus and this Statement of Additional Information as to the content of the Contracts issued through the separate accounts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to the registration statements of the separate accounts and Contracts as filed with the Securities and Exchange Commission.

AUTHORIZED SHARES -- The Series was organized as a Massachusetts Business Trust which permits each fund of the Series to issue an unlimited number of shares of beneficial interest of a single class.

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Moody's Investors Service, Inc. top two rating designations for commercial paper are described as follows: issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Standard & Poor's Corporation's top two rating categories for commercial paper are described as follows: A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1 or 2 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".


INVESTMENTS PRIMARILY IN STOCKS
Growth Fund
Investment Portfolio, November 30, 1994
STOCKS        88.01%
CASH          11.99%

LARGEST                                                 Percent of

INDIVIDUAL EQUITY HOLDINGS                              Net Assets

Tele-Communications                                     3.25%

Intel                                                   2.81

Walt Disney                                             2.33

Microsoft                                               2.17

Silicon Graphics                                        2.08

Compaq Computer                                         1.86

Texas Instruments                                       1.77

Capital Cities/ABC                                      1.65

Adobe Systems                                           1.55

Time Warner                                             1.51


--------------

                                                                                            Market            Percent

                                                                           Number of        Value             Of

STOCKS (COMMON AND PREFERRED)                                              Shares           (000)             Net Assets

DATA PROCESSING & REPRODUCTION- 10.74%

Microsoft Corp./1/                                                         700,000          $43,925           2.17%

Silicon Graphics, Inc./1/                                                  1,370,000        42,127            2.08

Compaq Computer Corp./1/                                                   962,500          37,658            1.86

Adobe Systems Inc.                                                         950,000          31,350            1.55

Lotus Development Corp./1/                                                 375,000          16,781            0.83

Oracle Systems Corp./1/                                                    355,000          14,644            0.72

International Business Machines Corp.                                      190,000          13,443            0.66

Mentor Graphics Corp./1/                                                   1,000,000        13,250            0.65

Sequent Computer Systems, Inc./1/                                          570,000          10,616            0.52

Apple Computer, Inc.                                                       235,000          8,695             0.43

Electronic Arts/1/                                                         425,000          8,447             0.42

Tandem Computers Inc./1/                                                   440,000          7,480             0.37

Legent Corp./1/                                                            140,000          4,480             0.22

Chipcom Corp./1/                                                           90,000           3,690             0.18

Structural Dynamics Research Corp./1/                                      475,000          2,731             0.14

Amdahl Corp./1/                                                            127,100          1,239             0.06

Data General Corp./1/                                                      100,000          1,075             0.05

Tripos, Inc./1/                                                            19,333           85                0



BROADCASTING & PUBLISHING- 12.20%

Tele-Communications, Inc., Class A/1/                                      2,789,950        65,913            3.25

Capital Cities/ABC, Inc.                                                   410,000          33,517            1.65

Time Warner Inc.                                                           908,000          30,645            1.51

News Corp. Ltd. (American Depositary Receipts) (Australia)                 1,270,000        20,002            1.42

News Corp. Ltd., preferred shares (American Depositary

 Receipts)/1/                                                              635,000          8,811

Turner Broadcasting System, Inc., Class B                                  1,065,100        16,376            0.81

Gaylord Entertainment Co., Class A                                         550,000          12,444            0.61

Cablevision Systems Corp., Class A/1/                                      240,000          12,150            0.6

New York Times Co., Class A                                                450,000          10,687            0.53

CBS Inc.                                                                   160,445          8,905             0.44

Comcast Corp., Class A, special stock/1/                                   500,000          7,812             0.39

United International Holdings, Inc., Class A/1/                            485,000          7,154             0.35

Jones Intercable, Inc., Class A/1/                                         370,000          4,995             0.25

Adelphia Communications Corp., Class A/1/                                  350,000          3,762             0.19

Infinity Broadcasting Corp., Class A/1/                                    112,500          3,319             0.16

BHC Communications, Inc., Class A/1/                                       11,189           820               0.04



BUSINESS & PUBLIC SERVICES- 12.04%

United HealthCare Corp.                                                    589,000          27,978            1.38

WMX Technologies, Inc.                                                     1,025,000        26,394            1.3

Columbia Healthcare Corp.                                                  640,000          24,240            1.2

FHP International Corp./1/                                                 805,100          21,536            1.06

General Motors Corp., Class E                                              555,000          20,396            1.01

Federal Express Corp./1/                                                   350,000          19,906            0.98

Bay Networks Inc./1/                                                       680,125          17,428            0.86

CUC International Inc./1/                                                  562,600          17,300            0.85

U.S. Healthcare, Inc.                                                      325,000          14,463            0.71

Oxford Health Plans, Inc./1/                                               172,200          12,011            0.59

ADT Ltd./1/                                                                955,000          10,624            0.52

Avery Dennison Corp.                                                       200,000          6,450             0.32

Humana Inc./1/                                                             250,000          5,594             0.28

Pitney Bowes Inc.                                                          150,000          4,988             0.25

Ceridian Corp./1/                                                          150,000          3,750             0.18

Value Health, Inc./1/                                                      100,000          3,687             0.18

Dun & Bradstreet Corp.                                                     50,000           2,644             0.13

BHA Group, Inc., Class A                                                   195,000          2,389             0.12

Air & Water Technologies Corp., Class A/1/                                 285,000          1,674             0.08

Safety-Kleen Corp.                                                         50,000           725               0.04



ELECTRONIC COMPONENTS- 11.42%

Intel Corp.                                                                905,200          56,914            2.81

Texas Instruments Inc.                                                     475,000          35,862            1.77

LSI Logic Corp./1/                                                         710,000          30,353            1.5

National Semiconductor Corp./1/                                            1,365,000        25,082            1.24

Analog Devices, Inc./1/                                                    455,000          15,072            0.74

Newbridge Networks Corp./1/                                                400,000          13,450            0.66

Micron Technology, Inc.                                                    312,500          12,969            0.64

SCI Systems, Inc./1/                                                       646,263          11,875            0.58

Advanced Micro Devices, Inc./1/                                            290,000          7,322             0.36

Motorola, Inc.                                                             122,000          6,878             0.34

EMC Corp./1/                                                               200,000          4,500             0.22

Rogers Corp./1/                                                            95,400           3,995             0.2

Park Electrochemical Corp.                                                 125,000          3,875             0.19

Xilinx, Inc./1/                                                            30,000           1,755             0.09

Quantum Corp./1/                                                           100,000          1,575             0.08



TELECOMMUNICATIONS- 5.82%

Vanguard Cellular Systems, Inc./1/                                         1,035,000        27,169            1.34

MCI Communications Corp.                                                   1,010,000        19,695            0.97

LIN Broadcasting Corp./1/                                                  129,400          18,472            0.91

United States Cellular Corp./1/                                            510,000          15,938            0.79

AirTouch Communications/1/                                                 475,000          12,884            0.63

Cellular Communications, Inc., convertible preferred/1/                    165,000          8,250             0.41

Associated Communications Corp., Class A/1/                                275,000          6,944             0.47

Associated Communications Corp., Class B/1/                                100,000          2,550

Centennial Cellular Corp./1/                                               300,000          4,800             0.24

Cellular Communications of Puerto Rico, Inc./1/                            37,500           1,237             0.06



LEISURE & TOURISM- 5.23%

Walt Disney Co.                                                            1,085,000        47,333            2.33

Marriott International, Inc.                                               500,000          13,125            0.65

Mirage Resorts, Inc./1/                                                    600,000          11,850            0.59

Promus Companies Inc./1/                                                   375,000          10,406            0.51

Circus Circus Enterprises, Inc./1/                                         475,000          9,975             0.49

Host Marriott Corp./1/                                                     655,000          6,223             0.31

Luby's Cafeterias, Inc.                                                    250,000          5,500             0.27

International Game Technology                                              100,000          1,662             0.08



HEALTH & PERSONAL CARE- 4.27%

Cordis Corp./1/                                                            255,000          15,045            0.74

Tambrands Inc.                                                             300,000          11,588            0.57

Genetics Institute, Inc./1/                                                260,000          10,075            0.5

Omnicare, Inc.                                                             200,000          8,325             0.41

Forest Laboratories, Inc./1/                                               151,000          7,078             0.35

Genentech, Inc./1/                                                         150,000          7,050             0.35

AB Astra, Class A (Sweden)                                                 250,000          6,728             0.33

Paragon Trade Brands, Inc./1/                                              300,000          5,625             0.28

Acuson Corp./1/                                                            195,000          3,266             0.16

Johnson & Johnson                                                          48,800           2,605             0.13

Puritan-Bennett Corp.                                                      111,600          2,372             0.12

Alpha-Beta Technology, Inc./1/                                             200,000          2,150             0.1

Liposome Technology, Inc./1/                                               300,000          1,987             0.1

Biogen, Inc./1/                                                            50,000           1,938             0.09

Upjohn Co.                                                                 25,000           803               0.04



BANKING- 3.92%

BayBanks, Inc.                                                             409,400          21,596            1.07

Mercantile Bancorporation Inc.                                             517,500          15,719            0.78

Banc One Corp.                                                             530,750          14,264            0.7

Huntington Bancshares Inc.                                                 468,087          8,601             0.42

Commerce Bancshares, Inc.                                                  275,000          7,975             0.39

Northern Trust Corp.                                                       125,000          4,187             0.21

Golden West Financial Corp.                                                90,000           3,150             0.16

BankAmerica Corp.                                                          50,000           2,050             0.1

Bay View Capital Corp.                                                     100,000          1,900             0.09



INSURANCE- 2.61%

EXEL Ltd. (Bermuda)                                                        355,000          13,312            0.66

Transatlantic Holdings, Inc.                                               230,000          11,989            0.59

NAC Re Corp.                                                               285,000          7,196             0.36

NYMAGIC, Inc.                                                              368,300          6,031             0.3

TIG Holdings, Inc.                                                         325,000          5,688             0.28

Trenwick Group Inc.                                                        118,400          4,351             0.21

American Re Corp./1/                                                       165,000          4,269             0.21



MERCHANDISING- 2.54%

Toys "R" Us, Inc./1/                                                       310,000          11,354            0.56

Spiegel, Inc., Class A                                                     752,600          9,972             0.49

Barnes & Noble, Inc./1/                                                    350,000          9,581             0.47

Staples, Inc./1/                                                           416,250          9,053             0.45

ShopKo Stores, Inc.                                                        575,000          5,750             0.29

Goody's Family Clothing, Inc./1/                                           415,000          3,424             0.17

TJX Companies, Inc.                                                        150,000          2,269             0.11

Phar-Mor, Inc./1/                                                          60,000           60                0



TRANSPORTATION: AIRLINES-1.89%

Southwest Airlines Co.                                                     1,166,900        24,651            1.22

AMR Corp./1/                                                               195,000          9,896             0.49

Delta Air Lines, Inc.                                                      75,000           3,759             0.18



CHEMICALS- 1.69%

Loctite Corp.                                                              250,000          11,312            0.56

Valspar Corp.                                                              350,000          11,113            0.55

Raychem Corp.                                                              305,000          10,561            0.52

McWhorter, Inc./1/                                                         50,000           856               0.04

Lubrizol Corp.                                                             11,000           346               0.02



RECREATION & OTHER CONSUMER PRODUCTS- 1.41%

Mattel, Inc.                                                               727,625          19,464            0.96

Hasbro, Inc.                                                               185,000          5,458             0.27

Duracell International Inc.                                                80,000           3,600             0.18



ENERGY EQUIPMENT- 1.03%

Schlumberger Ltd. (Netherlands Antilles)                                   295,000          15,672            0.77

Western Atlas Inc./1/                                                      120,000          5,235             0.26



FINANCIAL SERVICES- 0.88%

Federal National Mortgage Assn.                                            250,000          17,781            0.88



TRANSPORTATION: RAIL & ROAD- 0.74%

Chicago & North Western Holdings Corp./1/                                  775,000          15,113            0.74



ENERGY SOURCES- 0.71%

Murphy Oil Corp.                                                           200,000          8,950             0.44

Parker & Parsley Petroleum Co.                                             240,000          5,550             0.27



ELECTRICAL & ELECTRONICS- 0.67%

Telefonaktiebolaget LM Ericsson, Class B (American Depositary

 Receipts) (Sweden)                                                        245,000          13,598            0.67



TEXTILES & APPAREL- 0.59%

Phillips-Van Heusen Corp.                                                  750,000          11,906            0.59



BEVERAGES & TOBACCO- 0.47%

Philip Morris Companies Inc.                                               160,000          9,560             0.47



APPLIANCES & HOUSEHOLD DURABLES- 0.39%

Mohawk Industries, Inc./1/                                                 475,000          7,956             0.39



INDUSTRIAL COMPONENTS- 0.28%

Cooper Tire & Rubber Co.                                                   240,000          5,610             0.28



MACHINERY & ENGINEERING- 0.27%

Caterpillar Inc.                                                           100,000          5,400             0.27



FOOD & HOUSEHOLD PRODUCTS- 0.26%

Archer Daniels Midland Co.                                                 192,937          5,330             0.26



ELECTRONIC INSTRUMENTS- 0.24%

Applied Materials, Inc./1/                                                 104,000          4,940             0.24



AEROSPACE & MILITARY TECHNOLOGY- 0.20%

Litton Industries, Inc./1/                                                 120,000          4,095             0.2



CONSTRUCTION & HOUSING- 0.15%

Stone & Webster, Inc.                                                      90,000           2,992             0.15



MULTI-INDUSTRY- 0.06%

Textron Inc.                                                               20,000           940               0.05

Tenneco Inc.                                                               7,900            307               0.01



FOREST PRODUCTS & PAPER- 0.03%

ITT Rayonier Inc.                                                          25,000           700               0.03



MISCELLANEOUS

Other stocks in initial period of acquisition                                               62,581            3.09

TOTAL STOCKS (cost: $1,462,065,000)                                                         1,784,303         88.01

                                                                                            ---------         -------



                                                                           Principal

                                                                           Amount

SHORT-TERM SECURITIES                                                      (000)

CORPORATE SHORT-TERM NOTES- 10.26%

Ford Motor Credit Co. 5.20%-5.93% due 12/6/94-1/19/95                      $37,200          36,936            1.82

Texaco Inc. 5.42% due 1/20/95                                              25,000           24,795            1.22

Beneficial Corp. 5.07%-5.60% due 12/27/94-1/11/95                          23,100           22,966            1.13

Commercial Credit Co. 5.15%-5.75% due 12/12/94-1/12/95                     20,900           20,787            1.03

J.C. Penney Funding Corp. 5.62% due 1/17/95                                20,000           19,847            0.98

AT&T 5.37%-5.43% due 1/5-1/18/95                                           19,900           19,776            0.98

Eli Lilly & Co. 5.73% due 1/9/95                                           16,300           16,196            0.8

H.J. Heinz Co. 5.02% due 12/13/94                                          13,300           13,276            0.66

Ameritech Capital Funding Corp. 5.16% due 12/14/94                         11,400           11,377            0.56

Associates Corp. of North America 5.72% due 12/1/94                        10,000           9,999             0.49

National Rural Utilities Cooperative Finance Corp. 5.70% due

 1/6/95                                                                    7,000            6,959             0.34

Union Pacific Corp. 5.02% due 12/7/94                                      5,000            4,995             0.25



FEDERAL AGENCY DISCOUNT NOTES- 1.96%

Federal National Mortgage Assn. 4.81% due 12/5/94                          19,770           19,756            0.97

Tennessee Valley Authority 5.09% due 12/2/94                               8,300            8,297             0.41

Federal Farm Credit Bank 4.94% due 12/8/94                                 7,000            6,992             0.35

Federal Home Loan Mortgage Corp. 5.11% due 12/2/94                         4,700            4,699             0.23

                                                                                            -----------       --------

TOTAL SHORT-TERM SECURITIES (cost: $247,679,000)                                            247,653           12.22

                                                                                            --------          -------

TOTAL INVESTMENT SECURITIES (cost: $1,709,744,000)                                          2,031,956         100.23



Excess of payables over money market account, cash and

 receivables                                                                                4,615             0.23

                                                                                            --------          --------

NET ASSETS                                                                                  $2,027,341        100.00%

                                                                                            ============      ========


/1/ Non-income-producing securities

/2/ Purchased in a private placement
 transaction; resale potential extends
 to qualified institutional buyers.

See Notes to Financial Statements


Stocks appearing in the portfolio
 since May 31, 1994
AirTouch Communications
Amdahl
Barnes & Noble
Bay Networks
Bay View Capital
Biogen
CBS
Circus Circus Enterprises
Cooper Tire & Rubber
Cordis
EMC
Gaylord Entertainment
Humana
International Game Technology
ITT Rayonier
Micron Technology
Mohawk Industries
Newbridge Networks
Oracle Systems
Promus Companies
Tripos
Xilinx


Stocks eliminated from the
 portfolio since May 31, 1994

Adaptec
Bancorp Hawaii
C.R. Bard
Betz Laboratories
Century Telephone Enterprises
Contel Cellular
Evans & Sutherland Computer
Informix
ITT
Keystone International
Liberty Media
QVC Network
Student Loan Marketing
Sun Microsystems
SynOptics Communications
Tektronix
20th Century Industries
U.S. Bancorp
Unisys
VLSI Technology
***************************************************************************
***************************************************************************
***************************************************************************
AMERICAN VARIABLE INSURANCE SERIES INTERNATIONAL FUND
Investment Portfolio, November 30, 1994
OTHER                 1.79%
THE AMERICAS          9.41%
CASH                 18.15%
ASIA/PACIFIC         21.51%
EUROPE               49.14%

LARGEST INDIVIDUAL EQUITY HOLDINGS                                 Percent of

                                                                   Net Assets

Daimler-Benz                                                       1.98%

Telefonos de Mexico                                                1.84

Nokia                                                              1.46

Bayerische Motoren Werke                                           1.45

Forte                                                              1.31

Volkswagen                                                         1.28

TNT                                                                1.26

Telecom Corp. of New Zealand                                       1.24

ABN AMRO                                                           1.21

Australia and New Zealand Banking Group                            1.21


----------

                                                                                            Market            Percent

                                                                         Number of          Value             of Net

Stocks (common and preferred)                                            Shares             (000)             Assets

TELECOMMUNICATIONS - 7.02%

Telefonos de Mexico, SA de CV, Class L (American Depositary

 Receipts)(Mexico)                                                       487,000            $25,811           1.84%

Telecom Corp. of New Zealand Ltd. (New Zealand)/1/                       4,956,800          16,810

Telecom Corp. of New Zealand Ltd.(American Depositary

 Receipts)                                                               11,700             633               1.24

Tele Danmark AS, Class B (American Depositary Receipts)

 (Denmark)/2/                                                            600,000            15,525            1.11

Telecomunicacoes Brasileiras SA, preferred nominative

 (Brazil)                                                                256,722,053        12,290            0.87

Telecom Italia SpA (Italy)                                               3,861,000          9,967

Telecom Italia SpA, savings shares                                       276,000            572               0.75

BCE Inc. (Canada)                                                        293,000            9,768             0.7

Telefonica de Espana, SA (American Depositary Receipts)

 (Spain)                                                                 158,000            6,103             0.43

Rogers Cantel Mobile Communications Inc., Class B (Canada)/2/            195,000            5,728             0.41

STET - Societa Finanziaria Telefonica p.a. (Italy)                       950,000            2,769

STET - Societa Finanziaria Telefonica p.a., nonconvertible

 savings shares                                                          950,000            2,268             0.36

Philippine Long Distance Telephone Co. (Global

 Depositary Receipts)(Philippines)/2/                                    80,000             3,980             0.28

Cable and Wireless PLC (United Kingdom)                                  587,700            3,570             0.25

Nippon Telegraph & Telephone Corp. (Japan)                               400                3,396             0.24

Vodafone Group PLC (American Depositary Receipts)(United

 Kingdom)                                                                66,000             2,145

Vodafone Group PLC                                                       392,976            1,249             0.24

Pakistan Telecommunication Corp. (Global Depositary

 Receipts)(Pakistan)/12/                                                 12,800             1,958             0.14

AUTOMOBILES - 7.41%

Daimler-Benz AG (Germany)                                                58,920             27,840            1.98

Bayerische Motoren Werke AG  (Germany)                                   35,000             16,816

Bayerische Motoren Werke AG, perferred shares                            10,472             3,599             1.45

Volkswagen AG, preferred shares (Germany)                                83,000             17,932            1.28

Peugeot SA (France)                                                      110,000            16,089            1.15

Toyota Motor Corp. (Japan)                                               398,000            8,487             0.6

Suzuki Motor Corp. (Japan)                                               612,000            6,989             0.5

Renault V.I. SA (France)/1/                                              129,500            4,356             0.31

Nissan Motor Co., Ltd. (Japan)                                           226,000            1,907             0.14

BANKING - 6.95%

Australia and New Zealand Banking Group Ltd. (Australia)                 5,614,016          17,067            1.21

ABN AMRO Holding NV (Netherlands)                                        491,334            16,985            1.21

Westpac Banking Corp. (Australia)                                        3,815,761          12,303            0.88

P.T. Bank Internasional Indonesia (Indonesia)                            1,863,000          6,329             0.45

Banco Bradesco SA, preferred nominative (Brazil)                         725,076,991        5,914             0.42

Kansallis-Osake-Pankki (Finland)/2/                                      4,100,000          5,053             0.36

Canadian Imperial Bank of Commerce (Canada)                              200,000            4,778             0.34

Bank of Montreal (Canada)                                                220,000            4,057             0.29

CS Holding Group (Switzerland)                                           8,000              3,382

CS Holding Group, registered shares                                      8,000              653               0.29

Safra Republic Holdings SA (Luxembourg)                                  42,000             3,685             0.26

Banco Bilbao Vizcaya, SA (American Depositary Receipts)

 (Spain)                                                                 130,000            3,396             0.24

Bank of Ayudhya, Ltd. (Thailand)                                         765,000            3,084             0.22

Credit local de France (France)                                          39,800             3,067             0.22

National Australia Bank Ltd. (Australia)                                 290,201            2,339             0.17

Bangkok Bank Ltd. (Thailand)                                             212,500            2,104             0.15

Deutsche Bank AG (Germany)                                               3,300              1,556             0.11

Philippine National Bank (Philippines)                                   98,049             1,309             0.09

Bayerische Vereinsbank AG (Germany)                                      2,000              582               0.04

MULTI-INDUSTRY - 6.91%

Nokia Corp., preferred shares (Finland)                                  80,000             10,929

Nokia Corp.                                                              70,000             9,548             1.46

Brierley Investments Ltd. (New Zealand)                                  20,901,870         15,620

Brierley Investments Ltd., 9.00% convertible preferred                   1,445,000          1,007             1.18

Groupe Bruxelles Lambert SA (Belgium)                                    83,000             9,938             0.71

Preussag AG (Germany)                                                    29,000             7,991             0.57

Pearson PLC (United Kingdom)                                             540,000            5,199             0.37

Lend Lease Corp. Ltd. (Australia)                                        420,901            5,138             0.37

Industriforvaltnings AB Kinnevik, Class A (Sweden)                       101,600            3,071

Industriforvaltnings AB Kinnevik, Class B                                65,000             2,025             0.36

Orkla AS, Class A (Norway)                                               155,000            4,944             0.35

Swire Pacific Ltd., Class A (Hong Kong)                                  718,000            4,781             0.34

Hutchison Whampoa Ltd. (Hong Kong)                                       1,200,000          4,779             0.34

Investor AB, Class B (Sweden)                                            170,000            4,327             0.31

Chargeurs (France)                                                       17,000             4,048             0.29

B-A-T Industries PLC (United Kingdom)                                    512,000            3,591             0.26

BROADCASTING & PUBLISHING - 4.86%

Television Broadcasts Ltd. (Hong Kong)                                   2,562,000          10,270            0.73

News Corp. Ltd. (American Depositary Receipts)(Australia)                362,000            5,701

News Corp. Ltd., preferred shares (American Depositary

 Receipts)/2/                                                            181,000            2,511             0.58

NV Verenigd Bezit VNU (Netherlands)                                      77,000             7,565             0.54

Grupo Televisa, SA (American Depositary Receipts)(Mexico)                149,000            6,742             0.48

Rogers Communications Inc., Class B (Canada)/2/                          475,000            6,559             0.47

Independent Newspapers, PLC (Ireland)                                    994,450            4,347             0.31

Elsevier NV (Netherlands)                                                340,000            3,383             0.24

Europe 1 Communication (Monaco)                                          8,571              2,673             0.19

Holdingmaatschappij De Telegraaf NV (Netherlands)                        23,500             2,605             0.19

John Fairfax Holdings Ltd. (Australia)                                   1,280,000          2,575             0.18

CANAL+ (France)                                                          14,778             2,496             0.18

Daily Mail and General Trust PLC, Class A (United Kingdom)               145,000            2,202             0.16

News International PLC, special dividend shares (United

 Kingdom)                                                                580,000            2,134             0.15

Tokyo Broadcasting System, Inc. (Japan)                                  113,000            1,907             0.14

Wolters Kluwer NV (Netherlands)                                          25,740             1,815             0.13

AUDIOFINA (Luxembourg)                                                   2,455              1,240

AUDIOFINA, 5.00% convertible preferred                                   223                109               0.1

Sing Tao Holdings Ltd. (Hong Kong - Incorporated in Bermuda)             2,223,230          1,294             0.09

UTILITIES: ELECTRIC & GAS - 3.90%

Hongkong Electric Holdings Ltd. (Hong Kong)                              5,025,000          12,475            0.89

Korea Electric Power Corp. (Korea)                                       188,000            7,019

Korea Electric Power Corp. (American Depositary Receipt)/2/              215,000            4,515             0.82

Centrais Eletricas Brasileiras SA, Class B,

 preferred nominative (Brazil)                                           31,000,000         10,736            0.76

China Light & Power Co., Ltd. (Hong Kong)                                1,517,800          6,535             0.47

Iberdrola, SA (Spain)                                                    915,000            6,135             0.44

Companhia Energetica de Sao Paulo, preferred nominative,

 (American Depositary Receipts)(Brazil)/12/                              183,998            2,760

Companhia Energetica de Sao Paulo, units/2/                              681,500            918               0.26

Scottish Power PLC (United Kingdom)                                      600,000            3,311             0.24

Hong Kong and China Gas Co. Ltd. (Hong Kong)                             202,320            330               0.02

CHEMICALS - 3.73%

L'Air Liquide (France)                                                   73,977             10,202            0.73

Akzo NV (Netherlands)                                                    92,000             10,200            0.73

DSM NV (Netherlands)                                                     98,902             7,366             0.52

Sumitomo Chemical Co., Ltd. (Japan)                                      1,221,000          7,071             0.5

Ciba-Geigy Ltd. (Switzerland)                                            10,400             6,031

Ciba-Geigy Ltd., warrants, expire 1995/2/                                1,060              4                 0.43

Bayer AG (Germany)                                                       22,500             4,923             0.35

BASF AG (Germany)                                                        19,000             3,678             0.26

Hoechst AG (Germany)                                                     15,000             3,002             0.21

BUSINESS & PUBLIC SERVICES - 3.55%

Autopistas, Concesionaria Espanola, SA (Spain)                           1,035,000          8,645             0.62

Reuters Holdings PLC (United Kingdom)                                    932,000            7,179             0.51

Havas SA (France)                                                        67,757             5,500             0.39

Eurotunnel SA, units (France)/2/                                         1,376,000          5,427             0.39

Thames Water PLC (United Kingdom)                                        608,202            4,656             0.33

Saatchi & Saatchi Co. PLC (United Kingdom)                               1,808,995          4,315             0.31

Welsh Water PLC (United Kingdom)                                         394,000            3,911             0.28

De La Rue PLC (United Kingdom)                                           200,000            3,189             0.23

Cross-Harbour Tunnel Co., Ltd. (Hong Kong)                               1,500,000          3,123             0.22

Securicor Group PLC, Class A (United Kingdom)                            165,000            2,436             0.17

Lex Service PLC (United Kingdom)                                         281,400            1,454             0.1

ELECTRICAL & ELECTRONICS - 3.15%

ASEA AB, Class A (Sweden)                                                130,000            9,237

ASEA AB, Class B                                                         69,300             4,924             1.01

Siemens AG (Germany)                                                     23,850             9,266             0.66

BBC Brown Boveri Ltd, Class A (Switzerland)                              9,292              7,779             0.55

Telefonaktiebolaget LM Ericsson, Class B (Sweden)                        121,500            6,684

Telefonaktiebolaget LM Ericsson, Class B,  4.25% convertible

 preferred                                                               14,500             28                0.48

Alcatel Alsthom (France)                                                 47,354             3,999             0.28

Johnson Electric Holdings Ltd. (Hong Kong - Incorporated in

 Bermuda)                                                                495,000            1,267             0.09

Hitachi, Ltd. (Japan)                                                    115,000            1,135             0.08

INSURANCE - 2.49%

Munchener Ruckversicherungs-Gesellschaft (Germany)                       4,349              7,777

Munchener Ruckversicherungs-Gesellschaft, warrants,

 expire 1998/2/                                                          483                57                0.56

Irish Life PLC (Ireland)                                                 2,506,000          7,111             0.51

GIO Australia Holdings Ltd. (Australia)                                  2,788,794          4,946             0.35

Corporation Mapfre, CIR, SA (Spain)                                      98,652             4,500             0.32

Willis Corroon Group PLC (United Kingdom)                                1,712,250          3,860             0.27

United Friendly Group PLC, Class B, (United Kingdom)                     500,000            3,491             0.25

Refuge Group PLC (United Kingdom)                                        800,000            3,194             0.23

MACHINERY & ENGINEERING - 2.42%

Mannesmann AG (Germany)                                                  45,187             11,790            0.84

VA Technologie AG (Austria)/1/                                           55,100             5,368             0.38

Atlas Copco AB, Class A (Sweden)                                         410,000            5,272             0.38

Sembawang Shipyard Ltd. (Singapore)                                      645,000            4,628             0.33

Sandvik AB, Class B (Sweden)                                             175,000            2,946             0.21

GEA AG, preferred shares (Germany)                                       5,000              1,511

GEA AG                                                                   3,750              1,420             0.21

Siu-Fung Ceramics Holdings Ltd. (Hong Kong - Incorporated

 in Bermuda)                                                             5,000,000          1,009             0.07

LEISURE & TOURISM - 2.25%

Forte PLC (United Kingdom)                                               4,968,836          18,436            1.31

PolyGram NV (New York Registered Shares)(Netherlands)                    175,000            7,306             0.52

Mandarin Oriental International Ltd. (Hong Kong -

 Incorporated in Bermuda)                                                5,665,277          5,897             0.42

BUILDING MATERIALS & COMPONENTS - 2.13%

Holderbank Financiere Glaris Ltd. (Switzerland)                          16,300             12,616

Holderbank Financiere Glaris Ltd., warrants, expire 1994/2/              81,500             126               0.91

CEMEX, SA, Class A (Mexico)                                              1,086,250          10,226            0.73

Poliet (France)                                                          40,782             2,960             0.21

Sika Finanz AG, participation certificates (Switzerland)                 6,500              1,785             0.13

Tolmex, SA de CV, Class B2 (Mexico)                                      85,000             1,241             0.09

CAMAS PLC (United Kingdom)                                               668,750            817               0.06

HEALTH & PERSONAL CARE - 1.90%

AB Astra, Class A (Sweden)                                               470,000            12,648            0.9

Glaxo Holdings PLC (American Depositary Receipts)

 (United Kingdom)                                                        500,000            9,625             0.69

Sandoz Ltd., participation certificates (Switzerland)                    8,500              4,360             0.31

BEVERAGES & TOBACCO - 1.79%

Coca-Cola Amatil Ltd. (Australia)/1/                                     2,083,417          13,595            0.97

Heineken NV (Netherlands)                                                45,017             6,504             0.46

Grupo Embotellador de Mexico, SA de CV (Global Depositary

 Receipts)(Mexico)                                                       212,100            5,064             0.36

FOOD & HOUSEHOLD PRODUCTS - 1.79%

Reckitt & Colman PLC (United Kingdom)                                    1,300,000          11,356            0.81

Nestle SA (Switzerland)                                                  11,936             11,061            0.79

Hazlewood Foods PLC (United Kingdom)                                     1,500,000          2,654             0.19

MERCHANDISING - 1.75%

Tesco PLC (United Kingdom)                                               2,000,000          7,702             0.55

WHSmith Group PLC, Class A (United Kingdom)                              700,000            4,887             0.35

Amway Japan Ltd. (American Depositary Receipts)(Japan)                   200,000            3,200             0.23

Kwik-Fit Holdings PLC (United Kingdom)                                   1,200,000          3,109             0.22

Ito-Yokado Co., Ltd. (Japan)                                             50,000             2,653             0.19

Cifra, SA de CV, Class C (Mexico)                                        832,000            2,265             0.16

Aoyama Trading Co., Ltd. (Japan)                                         30,000             670               0.05

MISCELLANEOUS MATERIALS & COMMODITIES - 1.72%

Compagnie de Saint-Gobain (France)                                       79,954             9,617             0.68

English China Clays PLC (United Kingdom)                                 1,419,050          7,575             0.54

Pilkington PLC (United Kingdom)                                          2,700,000          7,080             0.5

TRANSPORTATION: AIRLINES - 1.62%

Cathay Pacific Airways Ltd. (Hong Kong)                                  8,460,000          12,088            0.86

British Airways PLC (American Depositary Receipts)

 (United Kingdom)                                                        63,750             3,833

British Airways PLC                                                      560,000            3,314             0.51

Singapore Airlines Ltd. (Singapore)                                      358,000            3,474             0.25

APPLIANCES & HOUSEHOLD DURABLES - 1.55%

THORN EMI PLC (United Kingdom)                                           460,000            7,223             0.51

AB Electrolux, Class B (Sweden)                                          137,900            7,038             0.5

Sony Corp. (Japan)                                                       101,000            5,359             0.38

Philips Electronics NV (Netherlands)                                     70,000             2,117             0.15

Samsung Electronics Co., Ltd. (South Korea)                              666                110               0.01

INDUSTRIAL COMPONENTS - 1.26%

Compagnie Generale des Etablissements Michelin, Class B

 (France)                                                                348,000            13,371

Compagnie Generale des Etablissements Michelin, 2.50%

 convertible preferred                                                   23,200             1,113             1.03

Magna International Inc., Class A (Canada)                               43,000             1,451             0.1

Pirelli SpA (Italy)/2/                                                   900,000            1,194             0.08

Orbital Engine Corp. Ltd. (Australia)/2/                                 611,040            699               0.05

TRANSPORTATION: RAIL & ROAD - 1.26%

TNT Ltd., 8.00% convertible preferred (Australia)/1/                     5,790,400          10,713

TNT Ltd.                                                                 3,945,500          7,027             1.26

FOREST PRODUCTS & PAPER - 1.09%

Repola Ltd. (Finland)                                                    385,000            7,039             0.5

Fletcher Challenge Ltd. (New Zealand)                                    2,200,000          5,526

Fletcher Challenge Ltd. (American Depositary Receipts)                   51,670             594               0.44

Carter Holt Harvey Ltd. (New Zealand)                                    981,674            2,176             0.15

ENERGY SOURCES - 1.02%

Societe Nationale Elf Aquitane (American Depositary

 Receipts)(France)                                                       150,000            5,100             0.36

Petrofina SA (Belgium)                                                   15,175             4,419             0.31

TOTAL, Class B (France)                                                  55,022             3,442             0.24

Petron Corp. (Global Depositary Receipts)(Philippines)/12/               36,000             1,548             0.11

METALS: STEEL - 0.88%

British Steel PLC (United Kingdom)                                       2,223,000          5,533             0.39

Thyssen AG (Germany)                                                     21,000             3,735             0.27

Svenskt Stal AB, Class A (Sweden)                                        60,000             2,645             0.19

Tubos de Acero de Mexico, SA (American Depositary Receipts)

 (Mexico)/2/                                                             85,000             420               0.03

WHOLESALE & INTERNATIONAL TRADE - 0.62%

ITOCHU Corp. (Japan)                                                     600,000            4,390             0.31

Mitsubishi Corp. (Japan)                                                 325,000            4,336             0.31

METALS: NONFERROUS - 0.53%

Falconbridge Ltd (Canada)/12/                                            250,000            4,133             0.29

Teck Corp., Class B (Canada)                                             200,000            3,434             0.24

REAL ESTATE - 0.46%

Sun Hung Kai Properities Ltd. (Hong Kong)                                1,000,000          6,427             0.46

AEROSPACE & MILITARY TECHNOLOGY - 0.37%

Rolls-Royce PLC (United Kingdom)                                         1,875,000          5,240             0.37

ELECTRONIC INSTRUMENTS - 0.27%

Scitex Corp. Ltd. (Israel)                                               210,000            3,754             0.27

DATA PROCESSING & REPRODUCTION - 0.25%

Oce-van der Grinten NV (Netherlands)                                     81,000             3,542             0.25

FINANCIAL SERVICES - 0.17%

Pioneer Industries International (Holdings) Ltd. (Hong Kong)             3,200,000          2,255

Pioneer Industries International (Holdings) Ltd., warrants,

 expire 1995/2/                                                          640,000            147               0.17

TEXTILES & APPAREL - 0.08%

Wacoal Corp. (Japan)                                                     103,000            1,155             0.08

                                                                                            ------------      -------------
                                                                                            -

TOTAL STOCKS (cost: $997,156,000)                                                           1,109,658         78.99

                                                                                            ------------      -------------
                                                                                            -

                                                                         Principal

                                                                         Amount

Convertible Debentures                                                   (000)

--------------------------------------------------------------           -------------      ------------      -------------
----------                                                                                  -

FINANCIALS - 0.23%

Bangkok Bank Ltd. 3.25% convertible bonds 2004/1/                        $3,675             3,271             0.23

MULTI-INDUSTRY - 0.08%

Jardine Strategic Holdings Ltd., 7.50% convertible bonds 2049            1,000              1,080             0.08

                                                                                            ------------      -------------
                                                                                            -

TOTAL CONVERTIBLE DEBENTURES (cost: $4,630,000)                                             4,351             0.31

                                                                                            ------------      -------------
                                                                                            -

MISCELLANEOUS

Other equity-type securities in initial period of acquisition

 (cost: $27,516,000)                                                                        26,771            1.9

                                                                                            ------------      -------------
                                                                                            -

TOTAL EQUITY-TYPE SECURITIES (cost: $1,029,302,000)                                         1,140,780         81.2

                                                                                            ------------      -------------
                                                                                            -





Bonds & Notes

--------------------------------------------------------------           -------------      ------------      -------------
----------                                                                                  -

GOVERNMENTS (EXCLUDING U.S. GOVERNMENT) - 0.58%

New Zealand Government 9.00% 1996                                        NZ8,000            4,984             0.35

Republic of Argentina 4.25%, Eurobonds, Series L, 2023/3/                7000               3,159             0.23

INDUSTRIALS - 0.07%

Rogers Cantel Mobile Communications Inc. 10.75% 2001                     1,000              1,010             0.07

                                                                                            ------------      -------------
                                                                                            -

TOTAL BONDS & NOTES (cost: $9,406,000)                                                      9,153             0.65

                                                                                            ------------      -------------
                                                                                            -

                                                                         Principal          Market            Percent

                                                                         Amount             Value             of Net

SHORT-TERM SECURITIES                                                    (000)              (000)             Assets

--------------------------------------------------------------           -------------      ------------      -------------
----------                                                                                  -

CORPORATE SHORT-TERM NOTES - 10.93%

ABN-AMRO North America Finance Inc. 4.80%-5.03% due

 12/1-12/19/94                                                           24,400             $24,385           1.73

Barclays Bank of Canada 5.20% due 12/14/94                               16,500             16,467            1.17

Dresdner U.S. Finance Inc. 5.70% due 1/3/95                              15,000             14,921            1.06

British Telecommunications PLC 5.73% due 1/27/95                         15,000             14,864            1.06

Nestle Capital Corp. 5.31%-5.49% due 12/19-12/29/94                      13,000             12,955            0.92

Arco Coal Australia Inc. 5.62% due 1/12/95                               10,144             10,076            0.72

Toronto-Dominion Holdings USA Inc. 5.10% due 12/12/94                    10,000             9,983             0.71

Panasonic Finance Inc. 5.50% due 12/29/94                                10,000             9,956             0.71

Halifax Building Society 5.00% due 12/19/94                              9,100              9,076             0.65

Daimler-Benz North America Corp. 5.70% due 1/4/95                        9,000              8,950             0.64

SmithKline Beecham Corp. 5.48% due 12/2/94                               8,300              8,297             0.59

Siemens Corp. 5.37% due 1/13/95                                          5,200              5,164             0.37

National Australia Funding (Delaware) Inc. 5.57% due 1/5/95              5,000              4,972             0.35

Canadian Wheat Board 5.12% due 12/8/94                                   3,500              3,496             0.25



FEDERAL AGENCY DISCOUNT NOTES - 2.80%

Federal National Mortgage Assn. 4.81%-4.97% due 12/5-12/21/94            36,930             36,841            2.62

Federal Home Loan Mortgage Corp. 5.65% due 12/1/94                       2,500              2,500             0.18



CERTIFICATES OF DEPOSIT - 4.56%

Canadian Imperial Bank of Commerce 5.12% due 12/12/94                    25,000             25,000            1.78

Banque Nationale de Paris 5.00% due 12/1/94                              15,000             15,000            1.07

Morgan Guaranty Trust Co. of New York 5.14% due 12/5/94                  10,000             10,000            0.71

Societe Generale 5.55% due 1/31/95                                       9,000              8,992             0.64

Lloyds Bank PLC 5.23% due 12/13/94                                       5,000              5,000             0.36

                                                                                            ------------      -------------
                                                                                            -

TOTAL SHORT-TERM SECURITIES (cost: $256,901,000)                                            256,895           18.29

                                                                                            ------------      -------------
                                                                                            -

TOTAL INVESTMENT SECURITIES (cost: $1,295,609,000)                                          1,406,828         100.14



Excess of payables over money market account, cash and

 receivables                                                                                1,942             0.14

                                                                                            ------------      -------------
                                                                                            -

NET ASSETS                                                                                  $1,404,886        100.00%

                                                                                            ===========       ========


/1/ Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

/2/ Non-income-producing securities

/3/ Coupon rate may change periodically


See Notes to Financial Statements


Equity-type securities appearing in the
 portfolio since May 31, 1994

Amway Japan
CAMAS
Companhia Energetica de Sao Paulo
Falconbridge
Kansallis-Osake-Pankki
Mandarin Oriental International
Nippon Telegraph & Telephone
Pakistan Telecommunication
Petrofina
Petron
Philippine Long Distance Telephone
Renault V.I.
Scottish Power
Sumitomo Chemical
Television Broadcasts
Wacoal


Equity-type securities eliminated from the portfolio since May 31, 1994

British Telecommunications
Champion Technology
Commonwealth Bank of Australia
Compagnie Generale des Eaux
Compania de Telefonos de Chile
Dominion Mining
Elf Gabon
Grupo Financiero Bancomer
Kajima
Koninklijke Nederlandsche Hoogovens en Staalfabrieken
Kyocera
Mori Seiki
Motor-Columbus
P.T. Inti Indorayon Utama
Schweizerischer Bankgesellschaft
Sekisui House
Shun Tak Holdings
Sumitomo Forestry
Television Francaise 1
Valeo
Woodside Petroleum
***************************************************************************
***************************************************************************
***************************************************************************
American Variable Insurance Series
GROWTH-INCOME FUND
Investment Portfolio - November 30, 1994
STOCKS       85.29%
CASH         14.71%

                                                                  Percent

                                                                  of Net

LARGEST INDIVIDUAL EQUITY HOLDINGS                                Assets

WMX Technologies                                                  1.63%

International Business Machines                                   1.36

Aluminum Co. of America                                           1.34

Philip Morris                                                     1.33

Tele-Communications                                               1.31

Telefonos de Mexico                                               1.29

BankAmerica                                                       1.26

Boeing                                                            1.26

Dun & Bradstreet                                                  1.12

AT&T                                                              1.09


------------------------------------------------

                                                                 Number            Market             Percent

                                                                 of                Value              of Net

Stocks (common and preferred)                                    Shares            (000)              Assets



HEALTH & PERSONAL CARE - 6.63%

Schering-Plough Corp.                                            370,200           $27,719            1.01%

American Home Products Corp.                                     410,000           26,701             0.97

Eli Lilly and Co.                                                420,000           26,303             0.96

Merck & Co., Inc.                                                650,000           24,213             0.88

Warner-Lambert Co.                                               260,000           20,118             0.73

Pfizer Inc.                                                      235,000           18,183             0.66

Bristol-Myers Squibb Co.                                         295,000           17,036             0.62

Abbott Laboratories                                              460,000           14,663             0.54

C.R. Bard, Inc.                                                  440,000           11,440             0.42

Baxter International Inc.                                        350,000           9,013              0.33

Johnson & Johnson                                                100,000           5,337              0.19

Upjohn Co.                                                       165,000           5,301              0.19

McKesson Corp.                                                   125,000           3,922              0.14

BANKING - 6.97%

BankAmerica Corp.                                                845,000           34,645             1.26

Banc One Corp.                                                   662,550           17,806             0.65

First Interstate Bancorp                                         210,000           14,805             0.54

First Fidelity Bancorporation                                    313,000           14,085             0.51

PNC Bank Corp.                                                   636,000           13,197             0.48

Bankers Trust New York Corp.                                     210,000           12,443             0.45

Wells Fargo & Co.                                                80,000            11,550             0.42

Wachovia Corp.                                                   350,000           11,419             0.42

SunTrust Banks, Inc.                                             225,000           10,603             0.39

First Union Corp.                                                225,000           8,972              0.33

Citicorp $5.375 convertible preferred, Series 13/1/              40,000            4,610

Citicorp                                                         100,000           4,163              0.32

Huntington Bancshares Inc.                                       477,400           8,772              0.32

First Tennessee National Corp.                                   200,000           8,450              0.31

J.P. Morgan & Co. Inc.                                           100,000           5,875              0.21

Bank of New York Co., Inc.                                       200,000           5,575              0.2

Signet Banking Corp.                                             150,000           4,481              0.16

TELECOMMUNICATIONS- 6.28%

Telefonos de Mexico, SA de CV, Class L

 (American Depositary Receipts)(Mexico)                          665,800           35,287             1.29

AT&T Corp.                                                       610,000           29,966             1.09

Ameritech Corp.                                                  510,000           20,145             0.74

Sprint Corp.                                                     625,000           18,672             0.68

MCI Communications Corp.                                         859,800           16,766             0.61

U S WEST Communications, Inc.                                    463,200           16,328             0.6

GTE Corp.                                                        335,000           10,259             0.37

AirTouch Communications/2/                                       332,323           9,014              0.33

Pacific Telesis Group                                            250,000           7,250              0.26

Bell Atlantic Corp.                                              90,000            4,511              0.16

Southwestern Bell Corp.                                          100,000           4,138              0.15

ENERGY SOURCES - 5.76%

Amoco Corp.                                                      455,000           27,641             1.01

Phillips Petroleum Co.                                           740,000           24,420             0.89

Exxon Corp.                                                      355,000           21,433             0.78

Royal Dutch Petroleum Co. (New York Registered

 Shares) (Netherlands)                                           195,000           21,182             0.77

Atlantic Richfield Co.                                           150,000           15,525             0.57

Texaco Inc.                                                      235,000           14,599             0.53

Valero Energy Corp.                                              560,000           10,640             0.39

Mobil Corp.                                                      100,000           8,525              0.31

British Petroleum Co. PLC (American Depositary

 Receipts) (United Kingdom)                                      101,828           8,083              0.3

Chevron Corp.                                                    130,000           5,671              0.21

BROADCASTING & PUBLISHING - 5.70%

Tele-Communications, Inc., Class A/2/                            1,525,000         36,028             1.31

Gannett Co., Inc.                                                430,000           20,371             0.74

Time Warner Inc.                                                 592,000           19,980             0.73

News Corp. Ltd. (American Depositary Receipts)

 (Australia)                                                     800,000           12,600

News Corp. Ltd., preferred shares

 (American Depositary Receipts)/2/                               400,000           5,550              0.66

Capital Cities/ABC, Inc.                                         220,000           17,985             0.66

Times Mirror Co., Series A                                       520,000           16,055             0.59

CBS Inc.                                                         220,075           12,214             0.45

New York Times Co., Class A                                      344,300           8,177              0.3

Tribune Co.                                                      140,000           7,018              0.26

BUSINESS & PUBLIC SERVICES - 4.92%

WMX Technologies, Inc.                                           1,730,000         44,548             1.63

Dun & Bradstreet Corp.                                           580,000           30,668             1.12

General Motors Corp., Class E                                    610,000           22,418             0.82

Browning-Ferris Industries, Inc.                                 434,800           11,740             0.43

Federal Express Corp./2/                                         190,000           10,806             0.39

Omnicom Group Inc.                                               170,000           8,861              0.32

Pitney Bowes Inc.                                                175,000           5,819              0.21

DATA PROCESSING & REPRODUCTION - 4.29%

International Business Machines Corp.                            525,000           37,144             1.36

Xerox Corp.                                                      250,000           24,563             0.9

Compaq Computer Corp./2/                                         540,000           21,128             0.77

Microsoft Corp./2/                                               280,000           17,570             0.64

Apple Computer, Inc.                                             250,000           9,250              0.34

Novell, Inc./2/                                                  212,000           4,214              0.15

Hewlett-Packard Co.                                              35,000            3,430              0.13

CHEMICALS - 3.23%

Monsanto Co.                                                     245,000           17,640             0.64

Praxair, Inc.                                                    850,000           17,213             0.63

Eastman Chemical Co.                                             325,000           15,316             0.56

Dow Chemical Co.                                                 190,000           12,160             0.44

Betz Laboratories, Inc.                                          150,000           6,712              0.25

E.I. du Pont de Nemours and Co.                                  100,000           5,388              0.2

PPG Industries, Inc.                                             140,000           5,040              0.18

Imperial Chemical Industries PLC (American

 Depositary Receipts) (United Kingdom)                           100,000           4,775              0.17

BFGoodrich Co.                                                   100,000           4,450              0.16

MULTI-INDUSTRY - 3.16%

Harsco Corp.                                                     515,000           21,115             0.77

Tenneco Inc.                                                     505,000           19,632             0.72

ITT Corp.                                                        200,000           15,925             0.58

Minnesota Mining and Manufacturing Co.                           240,000           12,300             0.45

Textron Inc.                                                     240,000           11,280             0.41

Hanson PLC (American Depositary Receipts)

 (United Kingdom)                                                340,000           6,205              0.23

UTILITIES: ELECTRIC & GAS - 3.15%

Entergy Corp.                                                    900,000           20,250             0.74

Pacific Gas and Electric Co.                                     705,000           16,832             0.61

Allegheny Power System, Inc.                                     550,000           11,962             0.44

Central and South West Corp.                                     450,000           9,563              0.35

Consolidated Edison Co. of New York, Inc.                        350,000           9,056              0.33

Houston Industries Inc.                                          250,000           8,500              0.31

Detroit Edison Co.                                               200,000           5,350              0.2

General Public Utilities Corp.                                   120,000           3,090              0.11

Long Island Lighting Co.                                         95,000            1,591              0.06

BEVERAGES & TOBACCO - 3.03%

Philip Morris Companies Inc.                                     610,000           36,447             1.33

Seagram Co. Ltd. (Canada)                                        650,000           18,931             0.69

PepsiCo, Inc.                                                    435,000           15,388             0.56

American Brands, Inc.                                            350,000           12,381             0.45

AEROSPACE & MILITARY TECHNOLOGY - 2.96%

Boeing Co.                                                       770,000           34,457             1.26

Litton Industries, Inc./2/                                       441,800           15,076             0.55

United Technologies Corp.                                        200,000           11,700             0.43

E-Systems, Inc.                                                  300,000           10,987             0.4

Raytheon Co.                                                     70,000            4,401              0.16

Coltec Industries Inc./2/                                        260,000           4,257              0.16

INSURANCE - 2.83%

SAFECO Corp.                                                     465,000           22,785             0.83

Allstate Corp.                                                   800,000           18,900             0.69

American General Corp.                                           600,000           15,750             0.58

Arthur J. Gallagher & Co.                                        195,600           6,112              0.22

St. Paul Companies, Inc.                                         120,000           4,950              0.18

General Re Corp.                                                 40,000            4,695              0.17

TIG Holdings, Inc.                                               150,000           2,625              0.1

American International Group, Inc.                               17,500            1,603              0.06

MACHINERY & ENGINEERING - 2.16%

Sundstrand Corp.                                                 375,000           16,031             0.59

Cincinnati Milacron Inc.                                         575,000           13,728             0.5

Deere & Co.                                                      172,200           11,064             0.4

Ingersoll-Rand Co.                                               300,000           9,675              0.35

Parker Hannifin Corp.                                            200,000           8,775              0.32

FINANCIAL SERVICES - 1.85%

Student Loan Marketing Assn.                                     500,000           17,125             0.62

American Express Co.                                             410,000           12,146             0.44

Household International, Inc.                                    300,000           11,550             0.42

Beneficial Corp.                                                 200,000           7,300              0.27

ADVANTA Corp., Class A                                           100,000           2,725              0.1

METALS: NONFERROUS - 1.79%

Aluminum Co. of America                                          450,000           36,731             1.34

Inco Ltd. (Canada)                                               262,200           7,210              0.26

Phelps Dodge Corp.                                               50,000            2,863              0.11

Alumax Inc./2/                                                   80,000            2,100              0.08

TRANSPORTATION: RAIL & ROAD - 1.72%

Conrail, Inc.                                                    460,000           23,920             0.87

Norfolk Southern Corp.                                           245,000           14,822             0.54

Union Pacific Corp.                                              140,000           6,510              0.24

Roadway Services, Inc.                                           40,000            2,010              0.07

MERCHANDISING - 1.65%

Limited Inc.                                                     1,100,000         21,312             0.78

May Department Stores Co.                                        250,000           9,062              0.33

Melville Corp.                                                   287,400           9,053              0.33

Walgreen Co.                                                     140,000           5,810              0.21

ENERGY EQUIPMENT - 1.64%

Cooper Industries, Inc.                                          570,000           19,808             0.72

Western Atlas Inc./2/                                            371,900           16,224             0.59

Schlumberger Ltd. (Netherland Antilles)                          170,000           9,031              0.33

LEISURE & TOURISM - 1.47%

Walt Disney Co.                                                  585,000           25,521             0.93

Circus Circus Enterprises, Inc./2/                               350,000           7,350              0.27

Marriott International, Inc.                                     200,000           5,250              0.19

Host Marriott Corp./2/                                           240,000           2,280              0.08

FOREST PRODUCTS & PAPER - 1.47%

Union Camp Corp.                                                 440,000           20,405             0.75

James River Corp. of Virginia                                    500,000           10,562             0.39

ITT Rayonier Inc.                                                325,000           9,100              0.33

FOOD & HOUSEHOLD PRODUCTS - 1.26%

CPC International Inc.                                           400,000           20,500             0.75

Archer Daniels Midland Co.                                       308,000           8,509              0.31

ConAgra, Inc.                                                    180,000           5,558              0.2

ELECTRICAL & ELECTRONICS - 1.24%

General Electric Co.                                             590,000           27,140             0.99

Honeywell Inc.                                                   236,200           6,909              0.25

Hubbell Inc., Class B                                            700               38                 0

TRANSPORTATION: AIRLINES - 1.18%

AMR Corp./2/                                                     295,000           14,971             0.55

Delta Air Lines, Inc.                                            190,000           9,524              0.35

UAL Corp./2/                                                     80,000            7,640              0.28

MISCELLANEOUS MATERIALS & COMMODITIES - 0.89%

Potash Corp. of Saskatchewan Inc. (Canada)                       600,000           21,375             0.78

TRINOVA Corp.                                                    100,000           2,963              0.11

ELECTRONIC COMPONENTS - 0.86%

Motorola, Inc.                                                   240,000           13,530             0.49

Intel Corp.                                                      100,000           6,288              0.23

Texas Instruments Inc.                                           50,000            3,775              0.14

INDUSTRIAL COMPONENTS - 0.80%

Dana Corp.                                                       403,100           8,717              0.32

Rockwell International Corp.                                     250,000           8,469              0.31

TRW Inc.                                                         75,000            4,763              0.17

AUTOMOBILES - 0.63%

General Motors Corp.                                             450,000           17,156             0.63

APPLIANCES & HOUSEHOLD DURABLES - 0.54%

Corning Inc.                                                     300,000           9,000              0.33

LADD Furniture, Inc.                                             979,400           5,754              0.21

ELECTRONIC INSTRUMENTS - 0.50%

Johnson Controls, Inc.                                           280,000           13,580             0.5

TEXTILES & APPAREL - 0.41%

VF Corp.                                                         230,000           11,155             0.41

RECREATION & OTHER CONSUMER PRODUCTS - 0.37%

Eastman Kodak Co.                                                220,000           10,037             0.37

MISCELLANEOUS

Other stocks in initial period of acquisition                                      80,498             2.94

                                                                                   -----------        -----------

TOTAL STOCKS (COST: $2,197,851,000)                                                2,337,284          85.29

                                                                                   -----------        -----------



                                                                 Principal

                                                                 Amount

SHORT-TERM SECURITIES                                            (000)



CORPORATE SHORT-TERM NOTES - 13.86%

AT&T Corp. 5.37%-5.68% due 1/4-1/18/95                           $59,100           58,721             2.14

Beneficial Corp. 5.07%-5.60% due 12/27/94-1/11/95                47,800            47,572             1.74

Commercial Credit Co. 5.37%-5.75% due

 12/21/94-1/23/95                                                36,700            36,515             1.33

Ford Motor Credit Co. 5.45%-5.50% due 1/6-1/17/95                34,000            33,779             1.23

Central and South West Corp. 5.00%-5.52% due

 12/2/94-1/9/95                                                  32,500            32,431             1.18

Texaco Inc. 5.30%-5.70% due 12/16/94-1/20/95                     32,000            31,853             1.16

John Deere Capital Corp. 5.70% due 1/23/95                       30,000            29,740             1.09

H.J. Heinz Co. 4.97% due 12/12/94                                20,000            19,967             0.73

National Rural Utilities Cooperative Finance Corp.

 5.70% due 1/6-1/11/95                                           20,000            19,875             0.73

J.C. Penney Funding Corp. 5.50% due 1/4/95                       15,900            15,815             0.58

Intel Corp. 5.03% due 12/23/94                                   15,000            14,952             0.55

Chevron Oil Finance Co. 5.36% due 1/18/95                        12,600            12,501             0.46

American Express Credit Corp. 5.48% due 12/29/94                 8,900             8,861              0.32

Ameritech Capital Funding Corp. 5.16% due 12/14/94               8,800             8,782              0.32

Weyerhaeuser Co. 4.99% due 12/7/94                               8,300             8,292              0.3

FEDERAL AGENCY DISCOUNT NOTES - 2.24%

Federal Home Loan Mortgage Corp. 4.81%-5.65% due

 12/1-12/9/94                                                    25,800            25,772             0.94

Federal Home Loan Bank 5.42% due 12/27/94                        18,500            18,425             0.67

Federal Farm Credit Bank 4.94% due 12/8/94                       12,000            11,986             0.44

Federal National Mortgage Assn. 4.97% due 12/19/94               5,300             5,286              0.19

BANKERS' ACCEPTANCES - 0.36%

Morgan Guaranty Trust Co. 5.08% due 12/15/94                     10,000            9,979              0.36

                                                                                   -----------        --------



TOTAL SHORT-TERM SECURITIES (COST: $451,146,000)                                   451,104            16.46

                                                                                   -----------        ---------

TOTAL INVESTMENT SECURITIES (COST: $2,648,997,000)                                 2,788,388          101.75

Excess of payables over money market account, cash

 and receivables                                                                   48,022             1.75

                                                                                   -----------        -----------

NET ASSETS                                                                         $2,740,366         100.00%

                                                                                   ============       ===========


/1/Purchased in a private placement transaction;
 resale potential extends to qualifed institutional buyers.

/2/Non-income-producing securities.


See Notes to Financial Statements



Stocks appearing in the portfolio
since May 31, 1994

ADVANTA
Airtouch Communications
Alumax
Apple Computer
Beneficial
Chevron
Cincinnati Milacron
Circus Circus Enterprises
E-Systems
Federal Express
First Tennessee National
First Union
Harsco
Hubbell
Huntington Bancshares
Imperial Chemical Industries
ITT Rayonier
Johnson & Johnson
Johnson Controls
Limited
McKesson
Microsoft
Novell
Pitney Bowes
Signet Banking
TRINOVA
Valero Energy
Wachovia
Walgreen


Stocks eliminated from the portfolio
since May 31, 1994

   American Cyanimid
Anheuser-Bush
BellSouth
Gerber Products
Great Western Financial
Kmart
Lehman Brothers Holdings
NBD Bancorp
Southern New England Telecommunications
Sun Microsystems
Syntex
Unisys
Woolworth
***************************************************************************
***************************************************************************
***************************************************************************
American Variable Insurance Series
Asset Allocation Fund
Investment Portfolio, November 30, 1994
----------------------------------------------------
Common Stocks                  62.81%
Government Bonds               15.66%
Corporate Bonds                13.07%
Cash                            6.51%
Convertible Debentures          1.95%

                                                                     Percent

                                                                     of Net

                                                                      Assets

LARGEST INDIVIDUAL HOLDINGS

American Home Products                                               2.30%

Warner Lambert                                                       1.82

Eli Lilly                                                            1.77

American Express                                                     1.63

Amoco                                                                1.62

International Business Machines                                      1.55

Dun & Bradstreet                                                     1.41

Mobil                                                                1.40

Citicorp                                                             1.37

DuPont                                                               1.35


--------------

                                                                                        Market              Percent

                                                                         Number of           Value        of Net

Common Stocks                                                        Shares             (000)              Assets

----------------------------------------------------                 ----------         ----------        ----------

HEALTH & PERSONAL CARE- 6.55%

American Home Products Corp.                                         225,000            $14,653           2.30%

Warner-Lambert Co.                                                   150,000            11,606            1.82

Eli Lilly and Co.                                                    180,000            11,273            1.77

Bristol-Myers Squibb Co.                                             145,000            8,374             1.31

Baxter International Inc.                                            175,000            4,506             0.71

Pfizer Inc.                                                          57,500             4,449             0.7

Abbott Laboratories                                                  48,000             1,530             0.24

ENERGY SOURCES- 6.62%

Amoco Corp.                                                          170,000            10,328            1.62

Mobil Corp.                                                          105,000            8,951             1.4

Phillips Petroleum Co.                                               245,000            8,085             1.27

Royal Dutch Petroleum Co. (New York Registered

 Shares) (Netherlands)                                               60,000             6,518             1.02

Kerr-McGee Corp.                                                     80,000             3,780             0.59

Texaco Inc.                                                          40,000             2,485             0.39

Atlantic Richfield Co.                                               20,000             2,070             0.33

BANKING- 6.54%

Citicorp                                                             210,000            8,741             1.37

First Interstate Bancorp                                             85,000             5,993             0.94

BankAmerica Corp.                                                    100,000            4,100             0.64

First Fidelity Bancorporation                                        90,000             4,050             0.64

Fleet Financial Group, Inc.                                          120,000            3,735             0.59

PNC Bank Corp.                                                       160,000            3,320             0.52

First Union Corp.                                                    80,000             3,190             0.5

Bankers Trust New York Corp.                                         50,000             2,963             0.47

U.S. Bancorp                                                         120,000            2,730             0.43

J.P.Morgan & Co. Inc.                                                35,000             2,056             0.32

Comerica Inc.                                                        30,000             791               0.12

INSURANCE- 3.36%

SAFECO Corp.                                                         145,000            7,105             1.11

American General Corp.                                               200,000            5,250             0.82

AMBAC Inc.                                                           130,000            4,501             0.71

St. Paul Companies, Inc.                                             80,000             3,300             0.52

Ohio Casualty Corp.                                                  44,000             1,254             0.2

DATA PROCESSING & REPRODUCTION- 3.25%

International Business Machines Corp.                                140,000            9,905             1.55

Xerox Corp.                                                          40,000             3,930             0.62

Hewlett-Packard Co.                                                  40,000             3,920             0.62

Apple Computer, Inc.                                                 80,000             2,960             0.46

UTILITIES: ELECTRIC & GAS- 3.13%

Entergy Corp.                                                        200,000            4,500             0.71

Long Island Lighting Co.                                             195,000            3,266             0.51

Unicom Corp.                                                         120,000            2,805             0.44

Detroit Edison Co.                                                   100,000            2,675             0.42

General Public Utilities Corp.                                       90,000             2,317             0.36

Houston Industries Inc.                                              60,000             2,040             0.32

Texas Utilities Co.                                                  47,749             1,558             0.24

Consolidated Edison Co. of New York, Inc.                            33,000             854               0.13

MULTI-INDUSTRY- 2.35%

Textron Inc.                                                         120,000            5,640             0.9

Tenneco Inc.                                                         120,000            4,665             0.73

Minnesota Mining and Manufacturing Co.                               90,000             4,612             0.72

BEVERAGES & TOBACCO- 2.25%

American Brands, Inc.                                                150,000            5,306             0.83

PepsiCo, Inc.                                                        150,000            5,306             0.83

Seagram Co. Ltd. (Canada)                                            130,000            3,787             0.59

AEROSPACE & MILITARY TECHNOLOGY- 2.24%

Boeing Co.                                                           150,000            6,713             1.05

Litton Industries, Inc./1/                                           150,000            5,119             0.8

Northrop Grumman Corp.                                               60,000             2,437             0.39

FOOD & HOUSEHOLD PRODUCTS- 1.97%

General Mills, Inc.                                                  100,000            5,375             0.84

H.J. Heinz Co.                                                       100,000            3,638             0.57

Archer Daniels Midland Co.                                           130,000            3,591             0.56

CHEMICALS- 1.79%

E.I. du Pont de Nemours and Co.                                      160,000            8,620             1.35

Eastman Chemical Co.                                                 60,000             2,827             0.44

BROADCASTING & PUBLISHING- 1.77%

CBS Inc.                                                             150,000            8,325             1.31

Times Mirror Co., Series A                                           95,000             2,933             0.46

MERCHANDISING- 1.72%

Melville Corp.                                                       125,000            3,937             0.62

May Department Stores Co.                                            100,000            3,625             0.57

Limited Inc.                                                         175,000            3,391             0.53

TELECOMMUNICATIONS- 1.70%

Bell Atlantic Corp.                                                  100,000            5,012             0.79

GTE Corp.                                                            100,000            3,063             0.48

LIN Broadcasting Corp./1/                                            19,100             2,727             0.43

INDUSTRIAL COMPONENTS- 1.69%

Rockwell International Corp.                                         240,000            8,130             1.28

Dana Corp.                                                           120,000            2,595             0.41

FINANCIAL SERVICES- 1.63%

American Express Co.                                                 350,000            10,369            1.63

TRANSPORTATION: RAIL & ROAD- 1.52%

CSX Corp.                                                            50,000             3,475             0.55

Union Pacific Corp.                                                  70,000             3,255             0.5

Norfolk Southern Corp.                                               50,000             3,025             0.47

BUSINESS & PUBLIC SERVICES- 1.41%

Dun & Bradstreet Corp.                                               170,000            8,989             1.41

ELECTRICAL & ELECTRONICS- 1.03%

Hubbell Inc., Class B                                                60,000             3,285             0.52

General Electric Co.                                                 70,000             3,220             0.51

FOREST PRODUCTS & PAPER- 1.02%

Union Camp Corp.                                                     80,000             3,710             0.58

ITT Rayonier Inc.                                                    100,000            2,800             0.44

ENERGY EQUIPMENT- 0.89%

Cooper Industries, Inc.                                              100,000            3,475             0.55

Western Atlas Inc./1/                                                50,000             2,181             0.34

METALS: NONFERROUS- 0.64%

Aluminum Co. of America                                              50,000             4,081             0.64

TRANSPORTATION: AIRLINES- 0.64%

AMR Corp./1/                                                         80,000             4,060             0.64

RECREATION & OTHER CONSUMER PRODUCTS- 0.50%

Eastman Kodak Co.                                                    70,000             3,194             0.5

AUTOMOBILES- 0.48%

General Motors Corp.                                                 80,000             3,050             0.48

TEXTILES & APPAREL- 0.44%

Brown Group, Inc.                                                    90,000             2,857             0.44

LEISURE & TOURISM- 0.43%

Circus Circus Enterprises, Inc./1/                                   130,000            2,730             0.43

MISCELLANEOUS

Other common stocks in initial period of acquisition                                    18,783            2.95

                                                                                        -----------       -----------

TOTAL COMMON STOCKS (cost: $396,045,000)                                                400,330           62.81

                                                                                        -----------       -----------



                                                                     Principal

                                                                     Amount

Convertible Debentures                                                    (000)

----------------------------------------------------                 ----------         ----------        ----------

INDUSTRIALS & SERVICES- 1.95%

Turner Broadcasting System, Inc. 0% 2007/2/                          $10,000            3,925             0.62

Hanson America Inc. 2.39% 2001/2/                                    5,000              3,575             0.56

USX Corp. 0% 2005                                                    8,000              3,480             0.54

Time Warner Inc. 0% 2012                                             4,800              1,458             0.23

                                                                                        ----------        ----------

TOTAL CONVERTIBLE DEBENTURES (cost: $12,309,000)                                        12,438            1.95

                                                                                        ----------        ----------

TOTAL EQUITY-TYPE SECURITIES (cost: $408,354,000)                                       412,768           64.76

                                                                                        ----------        ----------



Bonds & Notes

-----------------------------------------------

U.S. TREASURY OBLIGATIONS- 15.32%

6.75% 1997                                                           12,000             11,781            1.85

5.75% 1997                                                           12,000             11,415            1.79

8.875% 1996                                                          11,000             11,215            1.76

5.375% 1998                                                          12,000             11,147            1.75

6.875% 1996                                                          10,000             9,911             1.55

6.50% 1996                                                           10,000             9,850             1.55

8.75% 1997                                                           6,000              6,169             0.96

9.25% 1998                                                           5,000              5,236             0.82

8.75% 2008                                                           5,000              5,200             0.82

4.25% 1996                                                           5,000              4,791             0.75

8.75% 2000                                                           3,000              3,124             0.49

8.875% 1999                                                          2,500              2,598             0.41

8.50% 1997                                                           1,000              1,022             0.16

8.00% 1996                                                           1,000              1,011             0.16

7.875% 1996                                                          1,000              1,008             0.16

6.75% 1997                                                           1,000              985               0.15

11.75% 2010                                                          500                627               0.1

10.75% 2003                                                          500                587               0.09

INDUSTRIALS- 6.19%

Container Corp. of America 9.75% 2003                                6,500              6,110             0.96

Federal Paper Board Co., Inc. 10.00% 2011                            5,000              5,317             0.83

Polaroid Corp. 8.00% 1999                                            5,000              4,836             0.76

Tele-Communications, Inc. 9.25% 2002                                 3,000              3,003

Tele-Communications, Inc. 9.25% 2023                                 1,000              918               0.61

Oryx Energy Co. 9.50% 1999                                           3,000              2,824

Oryx Energy Co. 10.00% 1999                                          1,000              983               0.6

Pohang Iron & Steel 7.50% 2002                                       3,000              2,761             0.43

General Motors Corp. 8.80% 2021                                      2,500              2,609             0.41

News America Holdings Inc. 10.125% 2012                              2,000              2,067             0.33

USX Corp. 9.625% 2003                                                2,000              2,014             0.32

Acme Metals Inc. 12.50% 2002                                         2,000              1,970             0.31

Coso Funding Corp. 8.87% 2001/2/                                     2,000              1,924             0.3

CenCall Communications Corp. 0%/10.125% 2004/3/                      3,000              1,125             0.18

Dayton Hudson Corp. 9.35% 2020                                       900                976               0.15

FINANCIAL- 4.56%

General Motors Acceptance Corp. 8.875% 2010                          3,235              3,410

General Motors Acceptance Corp. 7.00% 2000                           3,000              2,782

General Motors Acceptance Corp. 9.625% 2001                          2,000              2,086

General Motors Acceptance Corp. 6.70% 1997                           2,000              1,936

General Motors Acceptance Corp. 8.375% 1997                          1,500              1,500             1.83

American Re Corp. 10.875% 2004                                       4,500              4,880             0.77

First Federal Michigan 0% Eurobonds 2005                             10,000             4,131             0.65

General Electric Capital Corp. 8.875% 2009                           2,000              2,037             0.32

H.F. Ahmanson & Co. 9.875% 1999                                      1,400              1,467             0.23

B.F. Saul Real Estate Investment Trust 11.625% 2002                  1,500              1,305             0.2

Security Pacific Corp. 10.25% 2001                                   1,000              1,094             0.17

National Westminster Bancorp Inc. 9.45% 2001                         1,000              1,053             0.17

Shopping Center Associates 6.75% 2004/2/                             1,000              865               0.14

Golden West Financial Corp. 10.25% 2000                              500                539               0.08

TRANSPORTATION- 1.12%

Delta Air Lines, Inc. 9.875% 2000                                    2,000              1,992

Delta Air Lines, Inc. 10.375% 2011                                   1,000              959

Delta Air Lines, Inc. 9.20% 2014                                     1,000              857

Delta Air Lines, Inc. 10.125% 2010                                   500                471               0.67

Federal Express Corp. 7.53% 2006                                     1,500              1,384             0.22

AMR Corp. 9.75% 2000                                                 1,000              1,006             0.16

United Air Lines, Inc. 9.00% 2003                                    500                457               0.07

COLLATERALIZED MORTGAGE OBLIGATIONS-

 (PRIVATELY ORIGINATED)/4/- 0.48%

American Airlines Inc., 1991-A, 9.71% 2007                           2,374              2,294             0.36

Resolution Trust Corp., Series 1992-C5,

 Class C, 8.85% 2022                                                 803                763               0.12

ELECTRIC UTILITIES- 0.40%

Texas Utilities Electric Co. 9.75% 2021                              2,500              2,560             0.4

FEDERAL AGENCY OBLIGATIONS-OTHER- 0.34%

Resolution Funding Corp. 8.875% 2020                                 2,000              2,139             0.34

TELEPHONE UTILITIES- 0.20%

GTE Corp. 10.25% 2020                                                1,205              1,266             0.2

ASSET-BACKED OBLIGATIONS /4/- 0.12%

Standard Credit Card Trust, 1990-6A, 9.375% 1998                     750                771               0.12

                                                                                        ----------        ----------

TOTAL BONDS & NOTES (cost: $194,972,000)                                                183,118           28.73

                                                                                        ----------        ----------



Short-Term Securities

------------------------------------------------

CORPORATE SHORT-TERM NOTES- 5.80%

Campbell Soup Co. 5.20% due 12/22/94                                 11,400             11,364            1.78

Vermont American Corp. 5.52% due 12/15/94                            6,700              6,685             1.05

J.C. Penney Funding Corp. 5.25% due 12/16/94                         4,400              4,390             0.69

McDonald's Corp. 5.47% due 12/5/94                                   4,000              3,997             0.63

Xerox Corp. 5.72% due 1/5/95                                         4,000              3,977             0.62

Associates Corp. of North America 5.72% due 12/1/94                  3,590              3,590             0.56

Union Pacific Corp. 5.02% due 12/16/94                               3,000              2,993             0.47

U.S. TREASURY OBLIGATIONS- 0.33%

11.50% due 11/15/95                                                  2,000              2,084             0.33

                                                                                        ---------         ---------

TOTAL SHORT-TERM SECURITIES (cost: $39,289,000)                                         39,080            6.13

                                                                                        ---------         ---------

TOTAL INVESTMENT SECURITIES (cost: $642,615,000)                                        634,966           99.62

                                                                                        ---------         ---------

Excess of money market account, cash and

 receivables over payables                                                              2,404             0.38

                                                                                        ---------         ---------

NET ASSETS                                                                              $637,370          100.00%

                                                                                        =========         =========


/1/Non-income-producing securities.

/2/Purchased in a private placement transaction;
 resale potential extends to qualified institutional buyers.

/3/Represents a zero coupon bond which will convert to a coupon-bearing security at a later date.

/4/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.


See Notes to Financial Statements



Equity-type securities appearing in the portfolio since May 31, 1994

AMBAC
Apple Computer
Circus Circus Enterprises
Cooper Industries
Dana
Detroit Edison
First Fidelity Bancorporation
General Mills
H.J. Heinz
ITT Rayonier
LIN Broadcasting
Northrop Grumman
PepsiCo
Seagram
Time Warner
Unicom
USX


Equity-type securities eliminated from the portfolio since May 31, 1994

H.F. Ahmanson
Barnett Banks
Commonwealth Edison
Delta Air Lines
Dow Chemical
Great Western Financial
Lehman Brothers Holdings
Philip Morris
Shared Medical Systems
Sprint
Stone & Webster
Upjohn
Woolworth
***************************************************************************
***************************************************************************
***************************************************************************
AMERICAN VARIABLE INSURANCE SERIES
HIGH-YIELD BOND FUND
INVESTMENT PORTFOLIO - NOVEMBER 30, 1994
CORPORATE BONDS                 82.89%
U.S. GOVERNMENT BONDS            5.34%
NON-U.S. GOVERNMENT BONDS        1.83%
UTILITIES                        2.90%
CASH                             7.00%
STOCKS                           0.04%

                                                                    Percent

                                                                    of Net

LARGEST HOLDINGS                                                     Assets

U.S. Treasury                                                       5.34%

Rogers Cantel Mobile Communications                                 3.56

Comcast/Comcast Cellular                                            3.12

NEXTEL Communications                                               3.09

Container Corp. of America                                          2.83

Continental Cablevision                                             2.75

Coltec Industries                                                   2.55

MFS Communications                                                  2.52

California Energy                                                   2.51

Dial Call Communications                                            2.22


----------

                                                             Number               Market                Percent

Common Stocks                                                of                   Value                 of Net

                                                             shares               (000)                  Assets

SERVICES - 0.01%

Marriott International, Inc.                                 4,512                $118                  .03%

Host Marriott Corp./1/                                       4,512                43                    0.01

                                                                                  --------              --------

TOTAL COMMON STOCKS (cost: $142,000)                                              161                   0.04

                                                                                  --------              --------

                                                             Principal

Bonds & Notes                                                Amount

                                                             (000)

INDUSTRIALS & SERVICES -  81.63%

Rogers Cantel Mobile Communications Inc. 10.75%

 2001                                                        $11,248              11,360

Rogers Cantel Mobile Communications Inc. 11.125%

 2002                                                        2,500                2,537                 3.56

NEXTEL Communications, Inc. 0%/11.50% 2003/2/                15,500               6,665

NEXTEL Communications, Inc. 0%/9.75% 2004/2/                 14,500               5,401                 3.09

Container Corp. of America 9.75% 2003                        11,750               11,045                2.83

Continental Cablevision, Inc. 8.625% 2003                    5,000                4,475

Continental Cablevision, Inc. 10.625% 2002                   4,000                4,010

Continental Cablevision, Inc. 8.50% 2001                     1,500                1,365

Continental Cablevision, Inc. 8.875% 2005                    1,000                880                   2.75

Coltec Industries Inc 9.75% 2000                             8,450                8,281

Coltec Industries Inc 9.75% 1999                             1,750                1,662                 2.55

MFS Communications Co., Inc. 0%/9.375% 2004/2/               17,250               9,833                 2.52

California Energy Co., Inc. 0%/10.25% 2004/2/                13,800               9,798                 2.51

Comcast Cellular Corp., Series B, 0% 2000                    10,000               6,525

Comcast Cellular Corp., Series A, 0% 2000                    4,500                2,936                 2.43

Dial Call Communications, Inc. 0%/12.25% 2004/2/             22,750               8,645                 2.22

Fort Howard Corp. 8.25% 2002                                 4,500                4,005

Fort Howard Corp. 9.25% 2001                                 3,750                3,469

Fort Howard Corp. 9.00% 2006                                 1,250                1,053                 2.19

Centennial Cellular Corp. 8.875% 2001                        9,500                8,408                 2.16

Riverwood International Corp. 10.75% 2000                    5,500                5,555

Riverwood International Corp. 11.25% 2002                    2,000                2,050

Riverwood International Corp., Series 2, 10.75%

 2000                                                        500                  505                   2.08

PanAmSat, LP 9.75% 2000                                      5,000                4,850

PanAmSat, LP 0%/11.375% 2003/2/                              4,000                2,640                 1.92

Foodmaker, Inc. 9.25% 1999                                   5,500                4,703

Foodmaker, Inc. 9.75% 2002                                   3,750                2,756                 1.91

MobileMedia 0%/10.50% 2003/2/                                12,750               7,395                 1.9

Global Marine, Inc. 12.75% 1999                              6,700                7,169                 1.84

Videotron Holdings 0%/11.125% 2004/2/                        13,000               6,760                 1.73

Century Communications Corp. 9.75% 2002                      3,500                3,325

Century Communications Corp. 9.50% 2000                      3,500                3,308                 1.7

CenCall Communications Corp. 0%/10.125% 2004/2/              17,250               6,469                 1.66

Paging Network, Inc. 11.75% 2002                             5,300                5,512

Paging Network, Inc. 8.875% 2006                             1,000                805                   1.62

Marvel Holdings Inc., Series B, 0% 1998                      9,900                6,237                 1.6

Bell Cablemedia 0%/11.95% 2004/2/                            12,000               6,180                 1.58

Horizon Finance Corp., Series B, 0%/11.375% 2000/2/          8,500                6,163                 1.58

Ralphs Grocery Co. 10.25% 2002                               6,350                6,128                 1.57

International CableTel Inc. 0%/10.875% 2003/2/               12,250               6,125                 1.57

Dr Pepper Bottling Co. of Texas 10.25% 2000                  5,500                5,527                 1.42

Star Markets Co., Inc. 13.00% 2004/3/                        5,000                4,950                 1.27

MagneTek, Inc. 10.75% 1998                                   5,000                4,925                 1.26

Barnes & Noble, Inc. 11.875% 2003                            4,250                4,548                 1.17

P.T. Indah Kiat Pulp & Paper Corp. 8.875% 2000/3/            5,250                4,502                 1.16

Dr Pepper/Seven-Up Companies, Inc. 0%/11.50% 2002/2/         5,465                4,317                 1.11

Owens-Illinois, Inc. 11.00% 2003                             4,000                4,100                 1.05

Canandaigua Wine Co., Inc. 8.75% 2003                        4,500                3,960                 1.02

Thrifty PayLess, Inc. 11.75% 2003                            3,000                2,895

Thrifty PayLess, Inc. 12.25% 2004 units                      1,000                1,025                 1.01

Pacific Lumber Co. 10.50% 2003                               4,000                3,720                 0.95

Kloster Cruise Ltd. 13.00% 2003                              3,500                3,325                 0.85

Stater Bros. Holdings Inc. 11.00% 2001                       3,500                3,255                 0.83

Four Seasons Hotels Inc. 9.125% 2000/3/                      3,500                3,220                 0.83

Cellular, Inc. 0%/11.75% 2003/2/                             4,500                3,038                 0.78

Triton Energy Corp. 0%/9.75% 2000/2/                         3,000                2,220

Triton Energy Corp. 0% 1997                                  1,000                730                   0.76

Infinity Broadcasting Corp. 10.375% 2002                     2,750                2,750                 0.71

Coleman Holdings Inc. 0% 1998                                4,000                2,680                 0.69

Univision Television Group, Inc. 11.75% 2001                 2,500                2,612                 0.67

Comcast Corp. 10.25% 2001                                    2,650                2,571                 0.66

Embassy Suites, Inc. 8.75% 2000                              2,500                2,313                 0.59

WestPoint Stevens Inc. 8.75% 2001                            2,500                2,262                 0.58

American Media Operations, Inc. 11.625% 2004                 2,250                2,258                 0.58

Wilrig AS 11.25% 2004                                        2,500                2,225                 0.57

Acme Metals Inc. 0%/13.50% 2004/2/                           3,000                2,018                 0.52

CompUSA 9.50% 2000                                           2,425                2,013                 0.52

Tuboscope Corp. 10.75% 2003                                  2,000                1,960                 0.5

Neodata Services, Inc., Series B, 0%/12.00% 2003/2/          2,500                1,950                 0.5

Vons Companies, Inc. 9.625% 2002                             2,000                1,940                 0.5

American Standard Inc. 0%/10.50% 2005/2/                     3,000                1,890                 0.48

MAXXAM Group Inc. 11.25% 2003                                2,000                1,860                 0.48

Maxus Energy Corp. 9.875% 2002                               2,000                1,820                 0.47

Plitt Theatres, Inc. 10.875% 2004                            1,500                1,410                 0.36

Summitt Communications Group, Inc. 10.50% 2005               1,000                1,050                 0.27

Tjiwi Kimia International Finance Co. BV 13.25%

 2001                                                        1,000                1,031                 0.26

Harrah's Jazz Finance Corp. 14.25% 2001                      1,000                1,025                 0.26

Levitz Furniture Corp. 12.375% 1997                          1,000                1,020                 0.26

Safeway Inc. 10.00% 2002                                     1,000                1,010                 0.26

PriCellular Wireless Corp. 0.5%/14.00% 2001 /3/,/4/          1,500                997                   0.26

P.T. Indah Kiat International Finance Co. BV,

 Series B, 11.875% 2002                                      1,000                986                   0.25

Anchor Glass Container Corp. 10.25% 2002                     1,000                970                   0.25

AnnTaylor, Inc. 8.75% 2000                                   1,000                940                   0.24

Rykoff-Sexton, Inc. 8.875% 2003                              1,000                915                   0.23

Haynes International 11.25% 1998                             1,000                890                   0.23

P.T. Inti Indorayon Utama 9.125% 2000                        1,000                862                   0.22

Toll Corp. 9.50% 2003                                        1,000                855                   0.22

Payless Cashways, Inc. 9.125% 2003                           750                  675                   0.17

Primark Corp. 8.75% 2000                                     700                  644                   0.17

Jones Intercable, Inc. 11.50% 2004                           500                  525                   0.13

Storer Communications, Inc. 10.00% 2003                      134                  127                   0.03

U.S. TREASURY OBLIGATIONS -  5.34%

7.75% 2001                                                   8,000                7,979                 2.05

11.625% 2004                                                 4,600                5,744                 1.47

8.50% 2000                                                   5,000                5,161                 1.32

6.875% 1999                                                  2,000                1,929                 0.5

INDEPENDENT POWER PRODUCERS -  2.14%

Midland Cogeneration Venture LP 10.33% 2002                  8,800                8,359                 2.14

GOVERNMENTS (EXCLUDING U.S. GOVERNMENT) -  1.83%

Republic of Argentina, 4.25% Eurobonds, Series L,

 2023 /4/                                                    8,000                3,610                 0.93

United Mexican State Government 6.25% Eurobonds,

 Series B, 2019                                              3,000                1,920

United Mexican State Government 6.25% Eurobonds,

 Series A, 2019                                              2,500                1,600                 0.9

TRANSPORTATION -  1.24%

TNT (USA) Inc. 11.50% 2004                                   3,000                3,000                 0.77

Viking Star Shipping Inc. 9.625% 2003                        2,000                1,840                 0.47

GAS UTILITIES -  0.76%

Transco Energy Co. 9.625% 2000                               2,000                1,970

Transco Energy Co. 9.125% 1998                               1,000                985                   0.76

COLLATERALIZED MORTGAGE OBLIGATIONS

(PRIVATELY ORIGINATED)/5/ -  0.02%

Collateralized Mortgage Obligation Trust 21-Z

 8.45% 2017                                                  73                   65                    0.02

                                                                                  --------              -------

TOTAL BONDS & NOTES (cost: $405,045,000)                                          362,461               92.96

                                                                                  --------              --------

Short-Term Securities

CORPORATE SHORT-TERM NOTES -  5.50%

Xerox Corp. 5.73% due 1/12/95                                9,000                8,939                 2.29

Associates Corp. of North America 5.72% due

 12/1/94                                                     6,500                6,499                 1.67

National Rural Utilities Cooperative Finance Corp.

 4.97% due 12/2/94                                           6,000                5,998                 1.54

                                                                                  --------              -------

TOTAL SHORT-TERM SECURITIES (cost: $21,436,000)                                   21,436                5.5

                                                                                  --------              -------

TOTAL INVESTMENT SECURITIES (cost: $426,623,000)                                  384,058               98.5

Excess of money market account, cash and

 receivables over payables                                                        5,867                 1.5

                                                                                  ---------             -------

NET ASSETS                                                                        $389,925              100.00%

                                                                                  =========             =======


/1/ Non-income-producing security.

/2/ Represents a zero coupon bond which will convert to a coupon-bearing security at a later date.

/3/ Purchased in a private placement transaction;
 resale potential extends to qualified
 institutional buyers.

/4/ Coupon rate may change periodically.

/5/ Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of this security is shorter than the stated maturity.


See Notes to Financial Statements
***************************************************************************
***************************************************************************
***************************************************************************
American Variable Insurance Series
U.S. Government/AAA-Rated Securities Fund
Investment Portfolio, November 30, 1994
------------------------------------------------ --------
U.S. TREASURY BONDS                                 41.84%
CASH                                                20.26%
FEDERAL AGENCY MORTGAGE-RELATED SECURITIES          13.40%
PRIVATE MORTGAGE & ASSET-BACKED SECURITIES           9.64%
OTHER FEDERAL OBLIGATIONS                            5.77%
CORPORATE BONDS                                      5.29%
DEVELOPMENT AGENCIES & NON-U.S. GOVT. BONDS          3.80%

                                                                    Principal          Market              Percent

                                                                    Amount             Value               of Net

Bonds & Notes                                                       (000)              (000)               Assets

------------------------------------------------                    --------           --------            --------

U.S. TREASURY OBLIGATIONS- 34.63%

8.125% 1998                                                         $33,000            $33,387             7.21%

9.25% 1998                                                          20,000             20,944              4.53

12.00% 2013                                                         13,000             17,142              3.7

8.875% 2000                                                         16,250             17,019              3.68

9.375% 1996                                                         11,500             11,815              2.55

8.75% 2008                                                          10,000             10,400              2.25

8.875% 1997                                                         10,000             10,320              2.23

8.875% 1996                                                         10,000             10,195              2.2

6.50% 1996                                                          10,000             9,850               2.13

10.375% 2009                                                        7,500              8,677               1.87

8.00% 1997                                                          8,000              8,081               1.75

11.75% 2010                                                         5,500              6,895               1.49

8.875% 2017                                                         6,000              6,463               1.4

8.375% 2008                                                         5,000              5,081               1.1

7.25% 1996                                                          5,000              4,991               1.08

8.75% 2000                                                          2,750              2,864               0.62

14.25% 2002                                                         2,000              2,693               0.58

15.75% 2001                                                         1,500              2,127               0.46

13.125% 2001                                                        1,500              1,897               0.41

10.75% 2003                                                         1,250              1,467               0.32

9.00% 1998                                                          1,250              1,298               0.28



FEDERAL AGENCY OBLIGATIONS-MORTGAGE PASS-

 THROUGHS/1/-11.08%

Government National Mortgage Assn. 9.50% 2019-2020                  5,799              5,955

Government National Mortgage Assn. 8.50% 2022                       5,969              5,839

Government National Mortgage Assn. 7.50% 2022-2023                  5,438              5,006

Government National Mortgage Assn. 5.00% 2024                       5,055              4,684

Government National Mortgage Assn. 4.50% 2024                       4,787              4,362

Government National Mortgage Assn. 8.00% 2022                       4,056              3,856               7.05

Government National Mortgage Assn. 9.00% 2009-2016                  2,138              2,156

Government National Mortgage Assn. 10.50% 2019                      580                626

Government National Mortgage Assn. 11.00% 2019                      114                122

Government National Mortgage Assn. 12.00% 2012-2014                 11                 13

Federal National Mortgage Assn. 8.50% 2023                          9,190              9,012

Federal National Mortgage Assn. 9.00% 2011-2025                     4,991              5,027               3.38

Federal National Mortgage Assn. 7.00% 2018-2023                     1,746              1,587

Federal Home Loan Mortgage Corp. 9.00% 2021-2022                    2,738              2,755

Federal Home Loan Mortgage Corp. 9.50% 2016                         240                247                 0.65

Federal Home Loan Mortgage Corp. 12.00% 2010                        3                  4



FEDERAL AGENCY OBLIGATIONS-OTHER- 5.77%

FNSM Principal STRIPS 0%/7.56% 2001/2/                              15,000             12,225

FNSM Principal STRIPS 0%/8.62% 2022/2/                              10,000             7,088

FNSM Principal STRIPS 0%/7.94% 2001/2/                              5,000              4,150               5.35

FNSM Principal STRIPS 0%/8.25% 2022/2/                              2,000              1,279

Federal National Mortgage Assn. 8.625% 2021                         2,000              1,936               0.42



ASSET-BACKED OBLIGATIONS/1/- 4.97%

Standard Credit Card Master Trust 1991-1, Class A,

 8.50% 1997                                                         8,000              8,100

Standard Credit Card Master Trust 1991-3, Class A,

 8.875% 1999                                                        5,500              5,623               3.35

Standard Credit Card Trust 1990-6, Series A,

 9.375% 1998                                                        1,750              1,800

MBNA Credit Card Trust, 1991-A, 7.75% 1998                          7,500              7,479               1.62



COLLATERALIZED MORTGAGE OBLIGATIONS

 (PRIVATELY ORIGINATED)/1/- 4.67%

GE Capital Mortgage Services, Inc., Series 1994-15,

 Class A-10, 6.00% 2009                                             8,000              6,210               1.34

Prudential Home Mortgage Securities Co., Inc.,

 Series 1992-33, Class A-12, 7.50% 2022                             5,724              5,556               1.2

CMC Securities Corp. I, Series 1993-E, Class S-9,

 6.50% 2008                                                         4,518              3,554               0.77

Residential Funding Mortgage Securities I, Inc.,

 Series 1992-43, Class A-3, 7.00% 2022                              3,274              3,199               0.69

Nomura Asset Securities, Series 1994-MD1, Class

 A-1B, 7.526% 2018/3/                                               3,250              3,081               0.67



FINANCIAL- 4.22%

The Trustees of Columbia University in the City of

 New York, Series B, 8.65% 2003                                     3,000              3,050

The Trustees of Columbia University in the City of                                                         1.1

 New York, Series B, 8.62% 2001                                     2,000              2,033

General Electric Capital Corp. 8.70% 2007                           2,500              2,527

General Electric Capital Corp. 8.625% 2008                          2,000              2,044               0.99

Signal Capital Corp. 9.95% 2006                                     4,169              4,376               0.94

First Federal Michigan 0% Eurobonds 2005                            10,000             4,131               0.89

National Westminster Bancorp Inc. 12.125% 2002                      1,256              1,379               0.3



DEVELOPMENTAL AUTHORITIES- 3.06%

International Bank for Reconstruction & Development

 7.90% 1998                                                         3,000              2,993

International Bank for Reconstruction & Development

 14.90% 1997                                                        1,200              1,371

International Bank for Reconstruction & Development                                                        1.39

 9.76% 1998                                                         1,000              1,048

International Bank for Reconstruction & Development

 9.77% 1998                                                         1,000              1,044

Inter-American Development Bank 9.50% 1997                          4,000              4,154               0.9

European Investment Bank 8.875% 2001                                2,000              2,064               0.45

Asian Development Bank 8.00% Eurobonds 1996                         1,500              1,507               0.32



COLLATERALIZED MORTGAGE OBLIGATIONS

 (FEDERAL AGENCIES)/1/- 2.32%

Federal Home Loan Mortgage Corp., Series 1625,

 Class SG, 7.492% 2008/3/4                                          4,304              2,238

Federal Home Loan Mortgage Corp., Series 1716,

 Class A, 6.50% 2009                                                2,250              1,909

Federal Home Loan Mortgage Corp., Series 1609,

 Class IJ, 4.078% 2023/3/4                                          6,100              1,586

Federal Home Loan Mortgage Corp., Series 1625,

 Class SC, 7.492% 2008/3/4                                          3,150              1,260

Federal Home Loan Mortgage Corp., Series 21,                                                               2.32

 Class SE, 8.419%, 2023/3/4                                         2,896              1,108

Federal Home Loan Mortgage Corp., Series 1585,

 Class PL, 5.383% 2023/3/4                                          3,987              1,066

Federal Home Loan Mortgage Corp., Series 83-B,

 Class B-3, 12.50% 2013                                             882                943

Federal Home Loan Mortgage Corp., Series 1673,

 Class SA, 6.769% 2024/3/4                                          2,000              640



TELEPHONE UTILITIES- 0.94%

Nippon Telegraph & Telephone Corp. 9.50% 1998                       3,000              3,130               0.68

BellSouth Savings and Security ESOP Trust 9.125%

 2003                                                               1,186              1,216               0.26



GOVERNMENTS (EXCLUDING U.S. GOVERNMENT)- 0.74%

Ontario (Province of) 15.75% 2012                                   1,700              2,049

Ontario (Province of) 15.25% 2012                                   1,145              1,393               0.74



INDUSTRIALS- 0.13%

DeBartolo Capital Corp. II 8.00% Euronotes 1996                     575                579                 0.13

                                                                                       --------            --------

TOTAL BONDS & NOTES (cost: $394,078,000)                                               368,975             79.74

                                                                                       --------            --------



Short-Term Securities

------------------------------------------------

CORPORATE SHORT-TERM NOTES- 19.45%

Ford Motor Credit Co. 5.82% due 1/9/95                              14,500             14,406              3.11

U S WEST Communications, Inc. 5.13%-5.48%

 due 12/5-12/16/94                                                  12,000             11,980              2.59

AIG Funding Inc. 5.48% due 12/12/94                                 11,400             11,379              2.46

Commercial Credit Co. 5.15% due 12/7/94                             10,200             10,190              2.2

Wal-Mart Stores, Inc. 5.45% due 12/13/94                            10,200             10,180              2.2

Associates Corp. of North America 5.72% due 12/1/94                 8,600              8,599               1.86

Texaco Inc. 5.25% due 12/14/94                                      7,500              7,485               1.62

Intel Corp. 5.49% due 12/14/94                                      6,400              6,386               1.38

J.C. Penney Funding Corp. 5.25% due 12/16/94                        5,700              5,687               1.23

National Rural Utilities Cooperative Finance

 Corp. 5.15% due 12/12/94                                           3,200              3,194               0.69

Holiday Inns, Inc. 9.00% due 2/15/95                                500                500                 0.11



U.S. TREASURY OBLIGATIONS- 0.33%

12.625% due 5/15/95                                                 1,500              1,548               0.33

                                                                                       --------            --------

TOTAL SHORT-TERM SECURITIES (cost: $91,755,000)                                        91,534              19.78

                                                                                       --------            --------

TOTAL INVESTMENT SECURITIES (cost: $485,833,000)                                       460,509             99.52



Excess of money market account, cash and receivables

 over payables                                                                         2,228               0.48

                                                                                       --------            --------

NET ASSETS                                                                             $462,737            100.00%

                                                                                       ========            ========


/1/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

/2/ Represents a zero coupon bond which will convert to a coupon-bearing security at a later date.

/3/ Coupon rates may change periodically.

/4/ Represents an inverse floater, which is a floating rate note whose interest rate moves in the opposite direction of prevailing interest rates.


 See Notes to Financial Statements
***************************************************************************
***************************************************************************
***************************************************************************
AMERICAN VARIABLE INSURANCE SERIES
CASH MANAGEMENT FUND
INVESTMENT PORTFOLIO, NOVEMBER 30, 1994

                                                          Principal             Market

                                                          Amount                Value                  Percent of

Short-Term Securities                                     (000)                 (000)                  Net Assets



CORPORATE SHORT-TERM NOTES-79.10%

Eli Lilly & Co. 5.70% due 1/6/95                          $8,000                $7,953                 3.60%

Pitney Bowes Credit Corp. 5.15% due 12/15/94              7,800                 7,783                  3.53

Commercial Credit Co. 4.90% due 12/6/94                   7,500                 7,494                  3.41

Melville Corp. 5.18% due 12/12/94                         7,500                 7,487                  3.39

Ford Motor Credit Co. 5.06% due 12/20/94                  7,200                 7,180                  3.25

Duke Power Co. 5.20% due 12/12/94                         7,100                 7,088                  3.21

U S WEST Communications, Inc. 5.15% due

 12/7/94                                                  7,000                 6,993                  3.17

John Deere Capital Corp. 5.15% due 12/12/94               7,000                 6,988                  3.17

Union Pacific Corp. 5.02% due 12/16/94                    7,000                 6,984                  3.16

Campbell Soup Co. 5.20% due 12/22/94                      7,000                 6,978                  3.16

Procter & Gamble Co. 5.54% due 1/9/95                     6,900                 6,857                  3.10

Beneficial Corp. 5.00% due 12/9/94                        6,700                 6,692                  3.03

Norfolk Southern Corp. 5.10% due 12/5/94                  6,200                 6,196                  2.81

Motorola, Inc. 4.87% due 12/1/94                          6,100                 6,099                  2.76

American Express Credit Corp. 5.50% due

 12/21/94                                                 6,100                 6,080                  2.76

Texaco Inc. 5.25% due 12/14/94                            6,000                 5,988                  2.71

Xerox Corp. 5.72% due 1/5/95                              6,000                 5,966                  2.70

A.I. Credit Corp. 5.75% due 1/10/95                       6,000                 5,961                  2.70

Intel Corp. 5.49% due 12/14/94                            5,200                 5,189                  2.35

H.J. Heinz Co. 5.70% due 1/19/95                          5,200                 5,159                  2.34

Schering Corp. 5.55% due 12/7/94                          5,100                 5,094                  2.31

Baltimore Gas & Electric Co. 5.50%

 due 12/16/94                                             5,000                 4,988                  2.26

PACCAR Financial Corp. 5.72% due 1/12/95                  5,000                 4,966                  2.25

Weyerhaeuser Co. 4.99% due 12/7/94                        4,600                 4,595                  2.08

Ameritech Capital Funding Corp. 5.16%

 due 12/14/94                                             4,600                 4,591                  2.08

Wal-Mart Stores, Inc. 5.45% due 12/13/94                  4,400                 4,391                  1.99

AT&T Corp. 5.48% due 1/4/95                               4,100                 4,078                  1.85

National Rural Utilities Cooperative Finance

 Corp. 5.70% due 1/6/95                                   3,500                 3,479                  1.57

Vermont American Corp. 5.52% due 12/15/94                 2,700                 2,694                  1.22

Toys "R" Us, Inc. 5.46% due 12/6/94                       2,600                 2,598                  1.18





FEDERAL AGENCY DISCOUNT NOTES-21.39%

Federal Home Loan Mortgage Corp. 4.90%-5.11%

 due 12/2-12/5/94                                         19,085                19,078                 8.64

Tennessee Valley Authority 4.90%-4.92%

 due 12/2-12/9/94                                         13,300                13,287                 6.02

Federal Home Loan Bank 5.42% due 12/27/94                 7,900                 7,868                  3.56

Federal National Mortgage Assn. 4.93% due

 12/5/94                                                  7,000                 6,995                  3.17

                                                                                -------------          ------------

TOTAL INVESTMENT SECURITIES (cost:

 $221,817,000)                                                                  221,817                100.49

Excess of payables over cash and

 receivables                                                                    1,086                  0.49

                                                                                -------------          ------------

NET ASSETS                                                                      $220,731               100.00%

                                                                                =============          ============


See Notes to Financial Statements
American Variable Insurance Series
Financial Statements
Statement of Assets and Liabilities
at November 30, 1994

                                                                Inter-               Growth-              Asset

                                           Growth               national             Income               Allocation

                                           Fund                 Fund                 Fund                 Fund

---------------------------------          ----------           ----------           ----------           ----------

ASSETS:

Investment securities at market

 (cost: $1,709,744; $1,295,609;

 $2,648,997; $642,615; $426,623;

 $485,833; $221,817

 and $7,431,238, respectively)             $2,031,956           $1,406,828           $2,788,388           $634,966

Money market account                       100                  100                  100                  100

Cash                                       137                  81                   100                  5

Receivables for-

 Sales of investments                      15,962               2,182                555                  4,961

 Sales of fund's shares                    2,000                1,736                1,798                153

 Dividends and accrued

  interest                                 1,223                4,236                9,204                4,899

                                           ----------           ----------           ----------           ----------

                                           2,051,378            1,415,163            2,800,145            645,084

LIABILITIES:                               ----------           ----------           ----------           ----------

Payables for-

 Purchases of investments                  22,483               8,592                58,272               7,065

 Repurchases of fund's shares              759                  689                  478                  374

 Management services                       759                  798                  981                  264

 Accrued expenses                          36                   198                  48                   11

                                           ----------           ----------           ----------           ----------

                                           24,037               10,277               59,779               7,714

NET ASSETS AT                              ----------           ----------           ----------           ----------

 NOVEMBER 30, 1994                         $2,027,341           $1,404,886           $2,740,366           $637,370

                                           ===========          ===========          ===========          ===========

Shares of beneficial interest

 outstanding (unlimited

 shares authorized)                        63,475,904           105,875,564          108,327,575          56,639,797

Net asset value per share                  $31.94               $13.27               $25.30               $11.25


(continued)

                                                                U.S.                                      (dollars

                                                                Government/                               in

                                           High-Yield           AAA-Rated             Cash                thousands)

                                           Bond                 Securities            Management

                                           Fund                 Fund                  Fund                Total

---------------------------------          ----------           ----------            -----------         -----------

ASSETS:

Investment securities at market

 (cost: $1,709,744; $1,295,609;

 $2,648,997; $642,615; $426,623;

 $485,833; $221,817

 and $7,431,238, respectively)             $384,058             $460,509              $221,817            $7,928,522

Money market account                       100                  100                   -                   600

Cash                                       57                   68                    91                  539

Receivables for-

 Sales of investments                      2,018                3,231                 -                   28,909

 Sales of fund's shares                    691                  345                   168                 6,891

 Dividends and accrued

  interest                                 6,369                5,616                 -                   31,547

                                           ----------           ----------            ----------          ----------

                                           393,293              469,869               222,076             7,997,008

LIABILITIES:                               ----------           ----------            ----------          ----------

Payables for-

 Purchases of investments                  3,092                6,464                 -                   105,968

 Repurchases of fund's shares              104                  469                   1,259               4,132

 Management services                       165                  191                   82                  3,240

 Accrued expenses                          7                    8                     4                   312

                                           ----------           ----------            ----------          ----------

                                           3,368                7,132                 1,345               113,652

NET ASSETS AT                              ----------           ----------            ----------          ----------

 NOVEMBER 30, 1994                         $389,925             $462,737              $220,731            $7,883,356

                                           ===========          ===========           ===========         ===========

Shares of beneficial interest

 outstanding (unlimited

 shares authorized)                        30,260,277           42,851,930            19,895,148

Net asset value per share                  $12.89               $10.80                $11.09










See Notes to Financial Statements
American Variable Insurance Series
Financial Statements
Statement of Operations
for the year ended November 30,1994

                                                                      Inter-             Growth-            Asset

                                                   Growth             national           Income             Allocation

                                                   Fund               Fund               Fund               Fund

                                                   ----------         ----------         ---------          ----------

INVESTMENT INCOME:

Income:

 Dividends                                         $13,525            $21,729            $64,111            $13,742

 Interest                                          10,827             12,287             19,812             17,927

                                                   ----------         ----------         ---------          ----------

                                                   24,352             34,016             83,923             31,669

                                                   ----------         ----------         ---------          ----------

Expenses:

 Management services fee                           8,735              8,330              11,517             3,129

 Reports to shareholders                           120                75                 165                39

 Registration statement and

  prospectus                                       166                90                 228                54

 Postage, stationery and

  supplies                                         3                  2                  4                  1

 Trustees' fees                                    44                 23                 60                 14

 Auditing and legal fees                           31                 16                 40                 12

 Custodian fee                                     187                1,021              245                63

 Taxes other than federal

  income tax                                       29                 17                 39                 10

 Other expenses                                    20                 38                 18                 7

                                                   ----------         ----------         ---------          ----------

                                                   9,335              9,612              12,316             3,329

                                                   ----------         ----------         ---------          ----------

 Net investment income                             15,017             24,404             71,607             28,340

                                                   ----------         ----------         ---------          ----------

REALIZED GAIN (LOSS) AND

 UNREALIZED APPRECIATION

 (DEPRECIATION) ON INVESTMENTS:

Realized gain (loss) before

 non-U.S. taxes                                    52,610             43,615             112,012            9,504

Non-U.S. taxes                                     -                  57                 -                  -

                                                   ----------         ----------         ----------         -----------

  Net realized gain (loss)                         52,610             43,558             112,012            9,504

                                                   ----------         ----------         ----------         -----------

Net change in unrealized

 appreciation (depreciation):

 Beginning of year                                 338,142            89,602             245,362            33,961

 End of year                                       322,212            111,219            139,391            (7,649)

                                                   ----------         ----------         ----------         -----------

  Net unrealized appreciation

  (depreciation)                                   (15,930)           21,617             (105,971)          (41,610)

                                                   ----------         ----------         ----------         -----------

Net realized gain (loss) and

 unrealized appreciation

 (depreciation) on investments                     36,680             65,175             6,041              (32,106)

                                                   ----------         ----------         ----------         -----------

NET INCREASE (DECREASE) IN

 NET ASSETS RESULTING

 FROM OPERATIONS                                   $51,697            $89,579            $77,648            $(3,766)

                                                   =========          ===========        =========          =========

See Notes to Financial Statements


(continued)

                                                                                         (dollars

                                                                                         in

                                                                      U.S.               thousands)

                                                   High-              Government/        Cash

                                                   Yield              AAA-Rated          Manage-

                                                   Bond               Securities         ment

                                                   Fund               Fund               Fund               Total



INVESTMENT INCOME:

Income:

 Dividends                                         $1                          -                -           $113,108

 Interest                                          39,401             $35,133            $8,081             143,468

                                                   ----------         -----------        ----------         ---------

                                                   39,402             35,133             8,081              256,576

                                                   ----------         -----------        ----------         ---------

Expenses:

 Management services fee                           2,022              2,459              905                37,097

 Reports to shareholders                           25                 31                 13                 468

 Registration statement and

  prospectus                                       36                 46                 14                 634

 Postage, stationery and

  supplies                                         1                  1                         -           12

 Trustees' fees                                    9                  12                 4                  166

 Auditing and legal fees                           8                  10                 5                  122

 Custodian fee                                     43                 50                 21                 1,630

 Taxes other than federal

  income tax                                       7                  8                  3                  113

 Other expenses                                    5                  6                  4                  98

                                                   ----------         -----------        ----------         ---------

                                                   2,156              2,623              969                40,340

                                                   ----------         -----------        ----------         ---------

 Net investment income                             37,246             32,510             7,112              216,236

                                                   ----------         -----------        ----------         ---------

REALIZED GAIN (LOSS) AND

 UNREALIZED APPRECIATION

 (DEPRECIATION) ON INVESTMENTS:

Realized gain (loss) before

 non-U.S. taxes                                    (27)               (2,512)                   -           215,202

Non-U.S. taxes                                     -                           -                -           57

                                                   ----------         -----------        ----------         ---------

  Net realized gain (loss)                         (27)               (2,512)                   -           215,145

                                                   ----------         -----------        ----------         ---------

Net change in unrealized

 appreciation (depreciation):

 Beginning of year                                 18,642             28,031                    -           753,740

 End of year                                       (42,565)           (25,324)                  -           497,284

                                                   ----------         -----------        ----------         ---------

  Net unrealized appreciation

  (depreciation)                                   (61,207)           (53,355)                  -           (256,456)

                                                   ----------         -----------        ----------         ---------

Net realized gain (loss) and

 unrealized appreciation

 (depreciation) on investments                     (61,234)           (55,867)                  -           (41,311)

                                                   ----------         -----------        ----------         ---------

NET INCREASE (DECREASE) IN

 NET ASSETS RESULTING

 FROM OPERATIONS                                   $(23,988)          $(23,357)          $7,112             $174,925

                                                   =========          ==========         =========          =========


See Notes to Financial Statements
American Variable Insurance Series
Financial Statements
Statement of Changes in Net Assets
for the year ended November 30, 1994

                                                                       Inter-              Growth-            Asset

                                                     Growth            national            Income             Allocation

                                                     Fund              Fund                Fund               Fund

----------------------------------                   -----------       -----------         -----------        -----------

OPERATIONS:

Net investment income                                $15,017           $24,404             $71,607            $28,340

Net realized gain (loss) on investments              52,610            43,558              112,012            9,504

Net unrealized appreciation

 (depreciation) on investments                       (15,930)          21,617              (105,971)          (41,610)

                                                     -----------       -----------         -----------        -----------

 Net increase (decrease) in net

  assets resulting from operations                   51,697            89,579              77,648             (3,766)

                                                     -----------       -----------         -----------        -----------

DIVIDENDS AND

 DISTRIBUTIONS PAID TO

 SHAREHOLDERS:

Dividends from net investment income                 (14,164)          (18,349)            (66,032)           (27,518)

Distributions from net realized

 gain on investments                                 (59,961)          (15,818)            (83,551)           (8,793)

                                                     -----------       -----------         -----------        -----------

Total dividends and distributions                    (74,125)          (34,167)            (149,583)          (36,311)

                                                     -----------       -----------         -----------        -----------

CAPITAL SHARE

 TRANSACTIONS:

Proceeds from shares sold:

 14,010,480; 43,466,926; 13,134,545;

 7,970,745; 6,513,155; 4,821,568;

 28,332,973 and 118,250,392 shares,

  respectively                                       448,195           581,497             337,011            92,993

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and distributions

 of net realized gain on investments:

 2,334,569; 2,609,004; 5,881,586;

 3,143,664; 2,912,711; 3,038,723;

 552,766 and 20,473,023 shares,

  respectively                                       74,125            34,167              149,583            36,311

Cost of shares repurchased:

 6,590,651; 7,999,702; 4,320,323;

 2,577,232; 4,132,973; 6,589,305;

 27,641,214 and 59,851,400 shares,

  respectively                                       (209,659)         (106,589)           (110,017)          (29,742)

 'Net increase in net assets                         -----------       -----------         -----------        -----------

  resulting from capital share

  transactions                                       312,661           509,075             376,577            99,562

                                                     -----------       -----------         -----------        -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS              290,233           564,487             304,642            59,485



NET ASSETS:

Beginning of year                                    1,737,108         840,399             2,435,724          577,885

                                                     -----------       -----------         -----------        -----------

End of year (including

 undistributed net investment

 income: $4,555; $7,823; $21,198;

 $7,533; $10,069; $8,556; $2,143

 and $61,877, respectively)                          $2,027,341        $1,404,886          $2,740,366         $637,370

                                                     ============      ============        ============       ============

See Notes to Financial Statements




(continued)

                                                                                                             (dollars

                                                                                                             in

                                                                      U.S.                                   thousands)

                                                                      Government/

                                                     High-Yield       AAA-Rated           Cash

                                                     Bond             Securities          Management

                                                     Fund             Fund                Fund               Total

----------------------------------                   -----------      -----------         -----------        -----------

OPERATIONS:

Net investment income                                $37,246          $32,510             $7,112             $216,236

Net realized gain (loss) on investments              (27)             (2,512)                       -        215,145

Net unrealized appreciation

 (depreciation) on investments                       (61,207)         (53,355)                      -        (256,456)

                                                     -----------      -----------         -----------        -----------

 Net increase (decrease) in net

  assets resulting from operations                   (23,988)         (23,357)            7,112              174,925

                                                     -----------      -----------         -----------        -----------

DIVIDENDS AND

 DISTRIBUTIONS PAID TO

 SHAREHOLDERS:

Dividends from net investment income                 (34,372)         (31,462)            (6,080)            (197,977)

Distributions from net realized

 gain on investments                                 (6,377)          (2,925)                       -        (177,425)

                                                     -----------      -----------         -----------        -----------

Total dividends and distributions                    (40,749)         (34,387)            (6,080)            (375,402)

                                                     -----------      -----------         -----------        -----------

CAPITAL SHARE

 TRANSACTIONS:

Proceeds from shares sold:

 14,010,480; 43,466,926; 13,134,545;

 7,970,745; 6,513,155; 4,821,568;

 28,332,973 and 118,250,392 shares,

  respectively                                       93,032           55,095              313,018            1,920,841

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and distributions

 of net realized gain on investments:

 2,334,569; 2,609,004; 5,881,586;

 3,143,664; 2,912,711; 3,038,723;

 552,766 and 20,473,023 shares,

  respectively                                       40,749           34,387              6,080              375,402

Cost of shares repurchased:

 6,590,651; 7,999,702; 4,320,323;

 2,577,232; 4,132,973; 6,589,305;

 27,641,214 and 59,851,400 shares,

  respectively                                       (57,974)         (74,350)            (304,971)          (893,302)

 'Net increase in net assets                         -----------      -----------         -----------        -----------

  resulting from capital share

  transactions                                       75,807           15,132              14,127             1,402,941

                                                     -----------      -----------         -----------        -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS              11,070           (42,612)            15,159             1,202,464



NET ASSETS:

Beginning of year                                    378,855          505,349             205,572            6,680,892

                                                     -----------      -----------         -----------        -----------

End of year (including

 undistributed net investment

 income: $4,555; $7,823; $21,198;

 $7,533; $10,069; $8,556; $2,143

 and $61,877, respectively)                          $389,925         $462,737            $220,731           $7,883,356

                                                     ============     ============        ============       ============


See Notes to Financial Statements


American Variable Insurance Series
Financial Statements

Statement of Changes in Net Assets
for the year ended November 30, 1993

                                                                    Inter-             Growth-            Asset

                                                Growth              national           Income             Allocation

                                                Fund                Fund               Fund               Fund

----------------------------------              -----------         -----------        -----------        -----------

OPERATIONS:

Net investment income                           $13,029             $9,582             $56,147            $21,997

Net realized gain on investments                59,726              15,963             82,772             8,909

Net unrealized appreciation on

 investments                                    144,638             101,559            88,992             14,253

                                                -----------         -----------        -----------        -----------

 Net increase in net assets resulting

  from operations                               217,393             127,104            227,911            45,159

                                                -----------         -----------        -----------        -----------

DIVIDENDS AND

 DISTRIBUTIONS PAID TO

 SHAREHOLDERS:

Dividends from net investment income            (11,826)            (7,893)            (52,017)           (19,186)

Distributions from net realized

 gain on investments                            (9,216)             -                  (20,243)           (4,847)

                                                -----------         -----------        -----------        -----------

Total dividends and distributions               (21,042)            (7,893)            (72,260)           (24,033)

                                                -----------         -----------        -----------        -----------

CAPITAL SHARE

 TRANSACTIONS:

Proceeds from shares sold:

 15,769,183; 31,639,630; 22,464,776;

 15,165,342; 11,473,807; 9,704,277;

 22,204,821 and 128,421,836 shares,

  respectively                                  474,158             363,435            561,027            178,823

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and distributions

 of net realized gain on investments:

 714,558; 706,625; 2,921,495;

 2,063,370; 1,601,297; 2,385,881;

 410,128 and 10,803,354 shares,

  respectively                                  21,042              7,893              72,260             24,033

Cost of shares repurchased:

 5,439,739; 907,755; 2,285,222;

 442,583; 2,024,904; 1,760,218;

 21,839,022 and 34,699,443 shares,

  respectively                                  (166,884)           (9,829)            (57,693)           (5,256)

 'Net increase in net assets                    -----------         -----------        -----------        -----------

  resulting from capital share

  transactions                                  328,316             361,499            575,594            197,600

                                                -----------         -----------        -----------        -----------

TOTAL INCREASE IN NET ASSETS                    524,667             480,710            731,245            218,726



NET ASSETS:

Beginning of year                               1,212,441           359,689            1,704,479          359,159

                                                -----------         -----------        -----------        -----------

End of year (including

 undistributed net investment

 income: $3,702; $2,703; $15,623;

 $6,711; $7,195; $7,508; $1,111

 and $44,553, respectively)                     $1,737,108          $840,399           $2,435,724         $577,885

                                                ============        ============       ============       ============

See Notes to Financial Statements


(continued)

                                                                                                          (dollars

                                                                                                          in

                                                                    U.S.                                  thousands)

                                                                    Government/

                                                High-Yield          AAA-Rated          Cash

                                                Bond                Securities         Management

                                                Fund                Fund               Fund               Total

----------------------------------              -----------         -----------        -----------        -----------

OPERATIONS:

Net investment income                           $23,370             $28,356            $4,241             $156,722

Net realized gain on investments                6,321               2,831              -                  176,522

Net unrealized appreciation on

 investments                                    13,363              18,067             -                  380,872

                                                -----------         -----------        -----------        -----------

 Net increase in net assets resulting

  from operations                               43,054              49,254             4,241              714,116

                                                -----------         -----------        -----------        -----------

DIVIDENDS AND

 DISTRIBUTIONS PAID TO

 SHAREHOLDERS:

Dividends from net investment income            (20,359)            (26,819)           (4,502)            (142,602)

Distributions from net realized

 gain on investments                            (2,703)             (1,588)            -                  (38,597)

                                                -----------         -----------        -----------        -----------

Total dividends and distributions               (23,062)            (28,407)           (4,502)            (181,199)

                                                -----------         -----------        -----------        -----------

CAPITAL SHARE

 TRANSACTIONS:

Proceeds from shares sold:

 15,769,183; 31,639,630; 22,464,776;

 15,165,342; 11,473,807; 9,704,277;

 22,204,821 and 128,421,836 shares,

  respectively                                  168,457             116,874            244,540            2,107,314

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and distributions

 of net realized gain on investments:

 714,558; 706,625; 2,921,495;

 2,063,370; 1,601,297; 2,385,881;

 410,128 and 10,803,354 shares,

  respectively                                  23,062              28,407             4,502              181,199

Cost of shares repurchased:

 5,439,739; 907,755; 2,285,222;

 442,583; 2,024,904; 1,760,218;

 21,839,022 and 34,699,443 shares,

  respectively                                  (29,835)            (21,222)           (240,582)          (531,301)

 'Net increase in net assets                    -----------         -----------        -----------        -----------

  resulting from capital share

  transactions                                  161,684             124,059            8,460              1,757,212

                                                -----------         -----------        -----------        -----------

TOTAL INCREASE IN NET ASSETS                    181,676             144,906            8,199              2,290,129



NET ASSETS:

Beginning of year                               197,179             360,443            197,373            4,390,763

                                                -----------         -----------        -----------        -----------

End of year (including

 undistributed net investment

 income: $3,702; $2,703; $15,623;

 $6,711; $7,195; $7,508; $1,111

 and $44,553, respectively)                     $378,855            $505,349           $205,572           $6,680,892

                                                ============        ============       ============       ============


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1. American Variable Insurance Series (the "series") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with seven different funds. The assets of each fund are segregated, with each fund, in effect, accounted for separately. The following paragraphs summarize the significant accounting policies consistently followed by the series in the preparation of its financial statements:

  Equity-type securities are stated at market value based upon closing sales prices reported on recognized securities exchanges on the last business day of the year or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices on that date. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

  Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The series does not identify the portion of each amount shown in the series' Statement of Operations under the caption "Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments" that arises from changes in non-U.S. currency exchange rates.

  Common expenses incurred by the series are allocated among the funds based upon relative net assets. In all other respects, expenses are charged to each fund as incurred on a specific identification basis.

  Pursuant to the custodian agreement, each fund within the series receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. Custodian fees for the series aggregated $1,630,000 of which $20,000 was paid by these credits rather than in cash.

  During the current year, the series adopted Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." Accordingly, book and tax basis differences relating to shareholder distributions are reclassified to or from paid-in capital. As of December 1, 1993, for the International Fund, the cumulative effect of such differences totaling $878,000 was reclassified from undistributed net investment income to undistributed net realized gains. During the year ended November 30, 1994, the International Fund reclassified $57,000 from undistributed net investment income to undistributed net realized gains. There were no reclassifications made for the remaining funds in the series. Net investment income, net realized gains and net assets were not affected by this change.

2. It is the series' policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. There was no difference between book and tax realized gains on securities transactions for the year ended November 30, 1994. During the year ended November 30, 1994, the U.S. Government/AAA-Rated Securities Fund realized a capital loss of $1,925,000, which may be used to offset capital gains realized during subsequent years through November 30, 2002. For book and federal income tax purposes, the amounts of unrealized appreciation and depreciation and the cost of portfolio securities at November 30, 1994 were as follows:


(dollars in thousands)

                                                                                      Growth-               Asset

                                         Growth                 International         Income                Allocation

                                         Fund                   Fund                  Fund                  Fund



Unrealized appreciation                  $407,856               $163,838              $239,448              $26,643

Unrealized depreciation                  85,644                 52,619                100,057               34,292

Net unrealized appreciation

 (depreciation)                          322,212                111,219               139,391               (7,649)

Cost of portfolio securities             1,709,744              1,295,609             2,648,997             642,615


(continued)

                                                                U.S.

                                         High-Yield             Government/           Cash

                                         Bond                   AAA-Rated             Management

                                         Fund                   Securities Fund       Fund                  Total



Unrealized appreciation                  $1,370                 $2,210                -                     $841,365

Unrealized depreciation                  43,935                 27,534                -                     344,081

Net unrealized appreciation

 (depreciation)                          (42,565)               (25,324)              -                     497,284

Cost of portfolio securities             426,623                485,833               $221,817              7,431,238


-----
3. The fees for management services were paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the series are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on the following annual rates: Growth Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; 0.45% of such assets in excess of $600 million but not exceeding $1.2 billion; 0.42% of such assets in excess of $1.2 billion but not exceeding $2.0 billion; and 0.37% of such assets in excess of $2.0 billion; International Fund
- 0.90% of the first $60 million of average net assets; 0.78% of such assets in excess of $60 million but not exceeding $600 million; and 0.60% of such assets in excess of $600 million; Growth-Income Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; 0.45% of such assets in excess of $600 million but not exceeding $1.5 billion; 0.40% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; and 0.32% of such assets in excess of $2.5 billion; Asset Allocation Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; and 0.42% of such assets in excess of $600 million; High-Yield Bond Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; and 0.46% of such assets in excess of $600 million; U.S. Government/AAA-Rated Securities Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; and 0.40% of such assets in excess of $600 million; Cash Management Fund - 0.50% of the first $100 million of average net assets; 0.42% of such assets in excess of $100 million but not exceeding $400 million; and 0.38% of such assets in excess of $400 million.

4.
(dollars in thousands)

                                                                                      Growth-               Asset

                                         Growth                 International         Income                Allocation

                                         Fund                   Fund                  Fund                  Fund



As of November 30, 1994:

Accumulated undistributed

 net realized gain (loss) on

 investments                             $51,164                $43,362               $111,125              $9,449

Paid-in capital                          1,649,410              1,242,482             2,468,652             628,037

For the year ended

 November 30, 1994:

Purchases of investment

 securities*                             814,748                594,357               1,049,551             342,994

Sales of investment

 securities*                             491,089                184,676               629,807               209,047


(continued)

                                                                U.S.

                                         High-Yield             Government/           Cash

                                         Bond                   AAA-Rated             Management

                                         Fund                   Securities Fund       Fund                  Total



As of November 30, 1994:

Accumulated undistributed

 net realized gain (loss) on

 investments                             $(97)                  $(2,642)              -                     $212,361

Paid-in capital                          422,518                482,147               $218,588              7,111,834

For the year ended

 November 30, 1994:

Purchases of investment

 securities*                             202,376                184,296               -                     3,188,322

Sales of investment

 securities*                             144,885                182,518               -                     1,842,022


*Excludes short-term securities

5. Dividend and interest income for the International Fund is recorded net of non-U.S. taxes paid. For the year ended November 30, 1994, such non-U.S. taxes were $2,993,000.


PER-SHARE DATA AND RATIOS



                                             Net realized      Total                            Distri-

                                             & unrealized      income           Dividends       butions

             Net asset        Net            gain              from             from net        from

Period       value,           invest-        (loss) on         invest-          invest-         net              Total

ended        beginning        ment           invest-           ment             ment            realized         distri-

11/30        of period        income         ments             operations       income          gains            butions

------       --------         --------       --------          --------         --------        --------         --------

                                             Growth Fund

1990         $22.91           $.54           $(2.27)           $(1.73)          $(.56)          $(.64)           $(1.20)

1991         19.98            .41            4.48              4.89             (.47)           (.22)            (.69)

1992         24.18            .29            4.25              4.54             (.31)/1/          -              (.31)

1993         28.41            .25            4.13              4.38             (.24)           (.21)            (.45)

1994         32.34            .24            .69               .93              (.24)           (1.09)           (1.33)

                                             International Fund


1990         $10.00           $.11           $(.62)            $(.51)           $(.04)            -              $(.04)

1991         9.45             .22            .59               .81              (.24)             -              (.24)

1992         10.02            .19            (.09)             .10              (.21)           (.02)            (.23)

1993         9.89             .17            2.50              2.67             (.16)             -              (.16)

1994         12.40            .25            1.04              1.29             (.20)           (.22)            (.42)

                                             Growth-Income Fund


1990         $21.43           $.82           $(1.91)           $(1.09)          $(.86)          $(.25)           $(1.11)

1991         19.23            .75            2.63              3.38             (.79)           (.10)            (.89)

1992         21.72            .65            2.74              3.39             (.67)           (.27)            (.94)

1993         24.17            .63            2.12              2.75             (.63)           (.28)            (.91)

1994         26.01            .68            .14               .82              (.65)           (.88)            (1.53)

                                             Asset Allocation Fund


1990         $10.17           $.50           $(.75)            $(.25)           $(.42)           -               $(.42)

1991         9.50             .53            1.11              1.64             (.55)            -               (.55)

1992         10.59            .48            .94               1.42             (.49)           $(.05)           (.54)

1993         11.47            .51            .67               1.18             (.49)           (.15)            (.64)

1994         12.01            .51            (.57)             (.06)            (.52)           (.18)            (.70)

                                             High-Yield Bond Fund


1990         $12.82           $1.33          $(1.02)           $.31             $(1.30)          -               $(1.30)

1991         11.83            1.17           1.78              2.95             (1.25)           -               (1.25)

1992         13.53            1.10           .62               1.72             (1.08)           -               (1.08)

1993         14.17            1.09           1.20              2.29             (1.10)          $(.19)           (1.29)

1994         15.17            1.27           (2.07)            (.80)            (1.23)          (.25)            (1.48)

                                             U.S. Government/AAA Rated


                                             Securities Fund

1990         $10.74           $.83           $(.11)            $.72             ($.80)           -               $(.80)

1991         10.66            .77            .58               1.35             (.79)            -               (.79)

1992         11.22            .75            .32               1.07             (.76)            -               (.76)

1993         11.53            .74            .68               1.42             (.75)           $(.05)           (.80)

1994         12.15            .76            (1.30)            (.54)            (.74)           (.07)            (.81)

                                             Cash Management Fund


1990         $11.00           $.71           $.13              .84              $(.70)           -               $(.70)

1991         11.14            .62            .01               .63              (.66)            -               (.66)

1992         11.11            .35            .01               .36              (.43)            -               (.43)

1993         11.04            .29             -                .29              (.31)            -               (.31)

1994         11.02            .37            .02               .39              (.32)            -               (.32)


(continued)


PER-SHARE


DATA AND


RATIOS                                                                                        Ratio


                Net asset                             Net assets,        Ratio of             of net


Period          value,                                end of             expenses             income to           Portfolio


ended           end of             Total              period (in         to average           average             turnover


11/30           period             return             millions)          net assets           net assets          rate


---------       ---------          ---------          ---------          ---------            ---------           ---------


                                                      Growth Fund


1990            $19.98             (7.87)%            $304               .59%                 3.00%               16.8%


1991            24.18              24.90              700                .56                  1.94                9.8


1992            28.41              18.90              1,212              .53                  1.15                11.2


1993            32.34              15.59              1,737              .50                  .86                 20.4


1994            31.94              2.92               2,027              .49                  .78                 29.6


                                                      International Fund /2/


1990            $9.45              (5.08)%            $66                1.03%/3/             3.18%/3/            4.5%


1991            10.02              8.67               197                1.04                 2.62                8.2


1992            9.89               .90                360                1.00                 2.11                16.7


1993            12.40              27.20              840                .96                  1.75                17.7


1994            13.27              10.48              1,405              .80                  2.03                19.7


                                                      Growth-Income Fund


1990            $19.23             (5.27)%            $535               .56%                 4.77%               9.7%


1991            21.72              17.83              1,022              .56                  3.80                11.1


1992            24.17              15.90              1,704              .52                  3.01                13.6


1993            26.01              11.63              2,436              .49                  2.66                24.9


1994            25.30              3.21               2,740              .47                  2.72                29.3


                                                      Asset Allocation Fund


1990            $9.50              (2.34)%            $106               .64%                 6.70%               14.4%


1991            10.59              17.63              194                .59                  5.56                15.1


1992            11.47              13.69              359                .57                  4.73                19.7


1993            12.01              10.59              578                .55                  4.66                19.0


1994            11.25              (.54)              637                .53                  4.55                36.1


                                                      High-Yield Bond Fund


1990            $11.83             2.49%              $58                .68%                 11.17%              22.7%


1991            13.53              26.22              107                .63                  9.81                18.1


1992            14.17              13.14              197                .59                  8.88                47.4


1993            15.17              17.09              379                .56                  8.18                34.1


1994            12.89              (5.71)             390                .54                  9.37                38.5


                                                      U.S. Government/AAA Rated


                                                      Securities Fund


1990            $10.66             7.11%              $126               .61%                 8.58%               24.0%


1991            11.22              13.24              240                .58                  7.91                27.1


1992            11.53              9.83               360                .57                  7.08                40.0


1993            12.15              12.65              505                .55                  6.42                21.7


1994            10.80              (4.58)             463                .54                  6.69                45.2


                                                      Cash Management Fund


1990            $11.14             7.91%              $143               .60%                 7.48%                -


1991            11.11              5.84               163                .58                  5.65                 -


1992            11.04              3.31               197                .53                  3.24                 -


1993            11.02              2.67               206                .51                  2.57                 -


1994            11.09              3.59               221                .49                  3.60                 -



/1/ Amount includes net realized short-term gains treated as net investment income for federal income tax purposes.

/2/  Commenced operations May 1, 1990.

/3/  Annualized


REPORT OF INDEPENDENT ACCOUNTANTS
_________________________________________________________________
To the Board of Trustees and Shareholders of American Variable Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of the Growth Fund, the International Fund, the Growth-Income Fund, the Asset Allocation Fund, the High-Yield Bond Fund, the U.S. Government/AAA-Rated Securities Fund and the Cash Management Fund (constituting the American Variable Insurance Series, hereafter referred to as the "Series") at November 30, 1994, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the four years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1994 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial statements of the American Variable Insurance Series at and for the year ended November 30, 1990, including the per-share data and ratios for the yearthen ended, were audited by other independent accountants whose report dated December 26, 1990 expressed an unqualified opinion on those statements.

/s/Price Waterhouse LLP
Los Angeles, California

December 30, 1994


                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS:

Included in Prospectus - Part A
 Financial Highlights

Included in Statement of Additional Information - Part B
 Statement of Assets and Liabilities Per Share Data and Ratios
 Statement of Operations Notes to Financial Statements
 Statement of Changes in Net Assets Report of Independent Accountants

(B) EXHIBITS:

 1. On file (see SEC files nos. 811-3857 and 2-86838)

 2. On file (see SEC files nos. 811-3857 and 2-86838)

 3. None.

 4. None.

 5. On file (see SEC files nos. 811-3857 and 2-86838)

 6. None.

 7. None.

 8. On file (see SEC files nos. 811-3857 and 2-86838)

 9. On file (see SEC files nos. 811-3857 and 2-86838)

 10. Not applicable to this filing.

 11. Consent of Independent Accountants

 12. None.

 13. On file (see SEC files nos. 811-3857 and 2-86838)

 14. None.

 15. None.

 16. None.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

  As of November 30, 1994.
    Number of
    Title of Class Record-Holders

  Beneficial Interest           9
    (no par value)

ITEM 27. INDEMNIFICATION.

          Registrant is a joint-insured under an Investment Adviser/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, which insures its officers and Trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article VI of the Trust's By-Laws states:


     (a) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or pro-ceeding, had no reasonable cause to believe such person's conduct was unlawful.

     (b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

     (c) To the extent that a Trustee or officer of the Trust has been successful on the merits in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

     (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper under the standard of conduct set forth in subparagraph (a) or (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, and are disinterested Trustees or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; and any determinations so made shall be conclusive.

     (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking and security by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein.

     (f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

     (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

     (h) Nothing in the Declaration of Trust or in these By-Laws shall be deemed to protect any Trustee, officer, distributor, investment adviser or controlling shareholder of the Trust against any liability to the Trust or to its shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     (i) The Trust shall have power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification or any person in contravention of any rule or regulation of the Securities and Exchange Commission.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer of controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29. PRINCIPAL UNDERWRITERS.

  Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Series and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Investment Adviser's accounting department, 135 South State College Blvd., Brea, CA 92621.

     Records covering portfolio transactions are also maintained and kept by the custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101.

ITEM 31. MANAGEMENT SERVICES.

 None.

ITEM 32. UNDERTAKINGS.

 None.

                            SIGNATURE OF REGISTRANT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 8th day of December, 1995.

                                    AMERICAN VARIABLE INSURANCE SERIES

                                    By /s/ James F. Rothenberg
                                    James F. Rothenberg, President and Trustee

     Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on December 8, 1995, by the following persons in the capacities indicated.

       SIGNATURE                              TITLE



(1)    Principal Executive Officer:



       /s/ James F. Rothenberg                 President and Trustee

       James F. Rothenberg



(2)    Principal Financial Officer and
       Principal Accounting Officer:



       /s/ Steven N. Kearsley                   Vice President and Treasurer

       Steven N. Kearsley

(3)    Trustees:



       Charles H. Black*                      Trustee

       H. Frederick Christie*                 Trustee

       Joe E. Davis*                          Trustee

       Martin Fenton, Jr.*                    Trustee

       Richard H. M. Holmes*                  Trustee

       Mary Myers Kauppila*                   Trustee
       /s/ James F. Rothenberg

       James F. Rothenberg                    President and Trustee

       Thomas E. Terry*                       Chairman of the Board

       Leonard Weil*                          Trustee


*By /s/ Chad L. Norton
 Chad L. Norton  (Attorney-in-Fact)

     Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

   /s/ Michele Y. Yang
   Michele Y. YangC-5